IMPORTANT NOTICE: PLEASE CAST YOUR VOTE
VIA TELEPHONE BY CALLING THE TOLL-FREE TELEPHONE NUMBER PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS (THE "AVAILABILITY NOTICE") PREVIOUSLY SENT TO YOU OR OVER THE INTERNET ACCORDING TO THE VOTING INSTRUCTIONS CONTAINED IN THE AVAILABILITY NOTICE. YOU MAY ALSO VOTE BY MAIL, BY REQUESTING, COMPLETING
    AND MAILING A PRINTED PROXY CARD, AS OUTLINED IN THE AVAILABILITY NOTICE.

                     IF YOU HAVE ANY QUESTIONS, YOU MAY CALL
    WELLS FARGO ADVANTAGE FUNDS INVESTOR SERVICES AT 1-800-222-8222 TOLL-FREE
                    FROM 5:00 A.M. TO 7:00 P.M. PACIFIC TIME.

                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105

                                                                 January 7, 2009

Dear Valued Shareholder:

     I am pleased to invite you to a special meeting of shareholders of Wells Fargo Funds Trust (the "Trust") as detailed in the attached Notice of Special Meeting of Shareholders and Proxy Statement to be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on February 27, 2009 at 3:00 p.m. Pacific Time.

     We are seeking your vote to elect seven nominees to the Board of Trustees of the Trust. Five of the nominees are current Trustees and the other two nominees are current members of the Advisory Board of the Trust (a body that provides advisory support for the Board without voting authority). If the slate of nominees is elected, effective April 1, 2009, the Board will consist of seven Trustees, all of whom will be independent trustees of the Trust.

     In connection with the special meeting, we are required to provide access to our proxy materials over the Internet to shareholders of the Trust under the U.S. Securities and Exchange Commission's new "notice and access" rules. Please read the accompanying proxy materials and consider the information provided. Whether or not you plan to attend the meeting, please cast your vote, as instructed in the Availability Notice previously sent to you, over the Internet at the website referred to in the Availability Notice or by telephone by calling the toll-free number appearing on the Availability Notice, as promptly as possible. Alternatively, you may also request a printed proxy card to submit your vote by mail, if you prefer. If you have any questions about the proxy materials, or the proposal please call your trust officer, investment professional, or Wells Fargo Advantage Funds' Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares you may call our proxy solicitor, The Altman Group, Inc., at 1-866-828-6931. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

                                        Very truly yours,


                                        KARLA M. RABUSCH
                                        President
                                        Wells Fargo Funds Trust

                       WELLS FARGO ADVANTAGE ("WFA") FUNDS

WFA 100% Treasury Money Market Fund
WFA Aggressive Allocation Fund
WFA Asia Pacific Fund
WFA Asset Allocation Fund
WFA C&B Large Cap Value Fund
WFA C&B Mid Cap Value Fund
WFA California Limited-Term Tax-Free Fund
WFA California Tax-Free Fund
WFA California Tax-Free Money Market Fund
WFA California Tax-Free Money Market Trust
WFA Capital Growth Fund
WFA Cash Investment Money Market Fund
WFA Colorado Tax-Free Fund
WFA Common Stock Fund
WFA Conservative Allocation Fund
WFA Discovery Fund(SM)
WFA Diversified Bond Fund
WFA Diversified Equity Fund
WFA Diversified Small Cap Fund
WFA Dow Jones Target 2010 Fund(SM)
WFA Dow Jones Target 2015 Fund(SM)
WFA Dow Jones Target 2020 Fund(SM)
WFA Dow Jones Target 2025 Fund(SM)
WFA Dow Jones Target 2030 Fund(SM)
WFA Dow Jones Target 2035 Fund(SM)
WFA Dow Jones Target 2040 Fund(SM)
WFA Dow Jones Target 2045 Fund(SM)
WFA Dow Jones Target 2050 Fund(SM)
WFA Dow Jones Target Today Fund(SM)
WFA Emerging Growth Fund
WFA Emerging Markets Equity Fund
WFA Endeavor Select Fund(SM)
WFA Enterprise Fund(SM)
WFA Equity Income Fund
WFA Equity Value Fund
WFA Government Money Market Fund
WFA Government Securities Fund
WFA Growth Fund
WFA Growth Balanced Fund
WFA Growth Equity Fund
WFA Heritage Money Market Fund(SM)
WFA High Income Fund
WFA Income Plus Fund
WFA Index Fund
WFA Inflation-Protected Bond Fund
WFA Intermediate Tax/AMT-Free Fund
WFA International Core Fund
WFA International Equity Fund
WFA International Value Fund
WFA Large Cap Appreciation Fund
WFA Large Cap Growth Fund
WFA Large Company Core Fund
WFA Large Company Growth Fund
WFA Large Company Value Fund
WFA Mid Cap Disciplined Fund
WFA Mid Cap Growth Fund
WFA Minnesota Money Market Fund
WFA Minnesota Tax-Free Fund
WFA Moderate Balanced Fund
WFA Money Market Fund
WFA Money Market Trust
WFA Municipal Bond Fund
WFA Municipal Money Market Fund
WFA National Tax-Free Money Market Fund
WFA National Tax-Free Money Market Trust
WFA Opportunity Fund(SM)
WFA Overland Express Sweep Fund(SM)
WFA Prime Investment Money Market Fund
WFA Short Duration Government Bond Fund
WFA Short-Term Bond Fund
WFA Short-Term High Yield Bond Fund
WFA Short-Term Municipal Bond Fund
WFA Small Cap Disciplined Fund
WFA Small Cap Growth Fund
WFA Small Cap Opportunities Fund
WFA Small Cap Value Fund
WFA Small Company Growth Fund
WFA Small Company Value Fund
WFA Small/Mid Cap Value Fund
WFA Social Sustainability Fund
WFA Specialized Financial Services Fund
WFA Specialized Technology Fund
WFA Stable Income Fund
WFA Strategic Income Fund
WFA Strategic Small Cap Value Fund
WFA Total Return Bond Fund
WFA Treasury Plus Money Market Fund
WFA U.S. Value Fund
WFA Ultra Short-Term Income Fund
WFA Ultra Short-Term Municipal Income Fund
WFA WealthBuilder Conservative Allocation Portfolio(SM)
WFA WealthBuilder Equity Portfolio(SM)
WFA WealthBuilder Growth Allocation Portfolio(SM)
WFA WealthBuilder Growth Balanced Portfolio(SM)
WFA WealthBuilder Moderate Balanced Portfolio(SM)
WFA WealthBuilder Tactical Equity Portfolio(SM)
WFA Wisconsin Tax-Free Fund

Wells Fargo Managed Account CoreBuilder Shares(SM) - Series G
Wells Fargo Managed Account CoreBuilder Shares(SM) - Series M

                                       OF

                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR FEBRUARY 27, 2009

     This is the formal notice and agenda for the special shareholder meeting of Wells Fargo Funds Trust, a Delaware statutory trust (the "Trust"), on behalf of each series ("Fund") listed above to be held on Friday, February 27, 2009, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105. At the special meeting of shareholders and at any and all adjournment(s) thereof (the "Meeting"), shareholders will be asked to:

     (1) Elect seven nominees to the Board of Trustees, each to hold office for the term indicated; and

     (2) Consider and act upon such other matters as may properly come before the Meeting.

     With respect to proposal (1), all of the shareholders of Funds that are series of the Trust will vote together as a single class. The Board of Trustees unanimously recommends that you vote in favor of all nominees.

     Only shareholders of record as of the close of business on DECEMBER 12, 2008, are entitled to vote at the Meeting.

     Please read the accompanying proxy materials and consider the information provided. Whether or not you plan to attend the Meeting, please cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials previously sent to you, over the Internet at the website referred to in the notice or by telephone by calling the toll-free number appearing on the notice, as promptly as possible. Alternatively, you may also request a printed proxy card to submit your vote by mail, if you prefer. If you have any questions about the proxy materials, or the proposals, please call your trust officer, investment professional, or Wells Fargo Advantage Funds' Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, The Altman Group, Inc., at 1-866-828-6931.

                                        By Order of the Board of Trustees of
                                        Wells Fargo Funds Trust,


                                        C. DAVID MESSMAN
                                        Secretary

January 7, 2009

                 YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF
               THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

                                TABLE OF CONTENTS

OVERVIEW ..................................................................   ii
   WHAT IS THIS DOCUMENT AND WHY AM I RECEIVING IT? .......................   ii
   WHAT IS THE PROPOSAL ON WHICH I AM BEING ASKED TO VOTE? ................   ii
   WHY AM I BEING ASKED TO VOTE ON THE PROPOSAL? ..........................   ii
   WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET
      AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF
      PRINTED PROXY MATERIALS? ............................................   ii
   HOW DOES THE FUNDS' BOARD RECOMMEND THAT I VOTE? .......................   ii
PROXY STATEMENT ...........................................................    1
   Information on Voting ..................................................   17
   Outstanding Shares and Significant Shareholders ........................    9
   Other Information about the Funds ......................................    9
   Investment Adviser, Administrator, Principal Underwriter and Investment
      Sub-Advisers ........................................................   20
   Annual Meetings and Shareholder Meetings ...............................   22
   Shareholders Sharing an Address ........................................   22

                                    OVERVIEW

     While we strongly encourage you to read the full text of the accompanying Proxy Statement, here is a brief overview of the matter affecting Wells Fargo Funds Trust (the "Trust") that requires a shareholder vote.

WHAT IS THIS DOCUMENT AND WHY AM I RECEIVING IT?

     This document is a Proxy Statement and access to this document is being made available on the Internet or, upon request, printed versions of these materials are being delivered by mail, to shareholders of the Trust who are entitled to vote on an important proposal. It contains information that shareholders of the Trust should consider before voting on the proposal, and should be retained for future reference.

WHAT IS THE PROPOSAL ON WHICH I AM BEING ASKED TO VOTE?

     You are being asked to elect seven nominees to serve as members of the Board of Trustees of the Trust (the "Board" or the "Board of Trustees"), each to hold office for the term indicated in the Proxy Statement. Five of the nominees are current Trustees on the Board. The other two nominees are current members of the Advisory Board of the Trust (a body that provides advisory support for the Board without voting authority) who are proposed to be elected as Trustees on the Board. If the slate of nominees is elected, as of April 1, 2009, the Board will consist of seven Trustees, none of whom will be an "interested person" of the Trust (the "Independent Trustees") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

WHY AM I BEING ASKED TO VOTE ON THE PROPOSAL?

     Each series ("Fund") of the Trust is a series of an investment company registered under the 1940 Act which requires that shareholders of each Fund be given the opportunity to vote on certain types of proposals. As a shareholder of a Fund(s), you have the right to elect members to the Board of Trustees in certain circumstances. Under the 1940 Act, the Trust is required to hold a shareholders' meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by shareholders. The Board is currently comprised of six Trustees, four of whom have been previously elected by shareholders. One of the current Trustees who was previously elected by shareholders, Mr. Thomas Goho, intends to resign his position on the Board at the end of the first calendar quarter in 2009, and upon the effective date of Mr. Goho's resignation, less than two-thirds of the Trustees on the Board will have been elected by shareholders. Accordingly, any person nominated to fill the resulting Trustee vacancy must be elected by shareholders. In addition, new Independent Trustee nominees are proposed to be added to the Board to enable the Board to continue to have a representation of Independent Trustees with a diversity of backgrounds and talents. Accordingly, in anticipation of such event and in furtherance of such objective, the Trust is holding a shareholders' meeting to elect Trustees to the Board. The number of Trustees on the Board would be increased to seven effective April 1, 2009, if the slate of nominees is elected.

WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED PROXY MATERIALS?

     Pursuant to rules adopted by the U.S. Securities and Exchange Commission, we are now providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Availability Notice") to our shareholders of record. If you received an Availability Notice by mail, you will not receive a printed copy of the proxy materials unless you request to receive one. The Availability Notice will instruct you as to how you may access and review the proxy materials on the Internet on the website referred to in the Availability Notice. The Availability Notice also instructs you as to how you may access your proxy card to vote on the Internet. If you received an Availability Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Availability Notice. We may choose to mail printed proxy materials to certain shareholders.

HOW DOES THE FUNDS' BOARD RECOMMEND THAT I VOTE?

     The Board unanimously recommends that you vote FOR all nominees.

                           WELLS FARGO ADVANTAGE FUNDS

                                 PROXY STATEMENT
                              Dated January 7, 2009

                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105

     This document is a proxy statement (the "Proxy Statement"), and is being made available to shareholders of each series ("Fund") of Wells Fargo Funds Trust, a Delaware statutory trust (the "Trust"), in connection with a special meeting of shareholders of the Trust to be held on Friday, February 27, 2009, at 3:00 p.m. Pacific Time at 525 Market Street, 12th Floor, San Francisco, California 94105, and at any and all adjournments thereof (the "Meeting"). The Proxy Statement contains the information that shareholders of the Trust should know before voting on the following proposal (the "Proposal"), and should be reviewed and retained for future reference.

                                    PROPOSAL
                To elect seven nominees to the Board of Trustees,
                   each to hold office for the term indicated.

     The Board of Trustees of the Trust (the "Board" or the "Board of Trustees") has fixed the close of business on December 12, 2008 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying notice and form of proxy are first being mailed or made available to shareholders on or about January 14, 2009.

                                    PROPOSAL:

               ELECTION OF SEVEN NOMINEES TO THE BOARD OF TRUSTEES

     Shareholders are being asked to elect seven nominees to the Board. The Board proposes: (i) that the following five current Trustees be elected or re-elected to serve as Trustees of the Trust: Mr. Peter G. Gordon, Ms. Judith M. Johnson, Ms. Olivia S. Mitchell, Mr. Timothy J. Penny, and Mr. Donald C. Willeke; and (ii) that the following two current members of the Advisory Board of the Trust be elected to serve as Trustees of the Trust: Mr. Isaiah Harris, Jr. and Mr. David F. Larcker. If the slate of nominees is elected, effective on April 1, 2009, the Board will consist of seven Trustees, none of whom would be an "interested person" of the Trust (the "Independent Trustees") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The Board unanimously recommends that you vote in favor of electing the nominees.

     Under the 1940 Act, the Trust is required to hold a shareholders' meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by shareholders. The Board is currently comprised of six Trustees, four of whom have been previously elected by shareholders. One of the current Trustees who was previously elected by shareholders, Mr. Thomas Goho, intends to resign his position on the Board at the end of the first calendar quarter in 2009, and upon the effective date of Mr. Goho's resignation, less than two-thirds of the Trustees on the Board will have been elected by shareholders. Accordingly, any person nominated to fill the resulting Trustee vacancy must be elected by shareholders. In addition, new Independent Trustee nominees are proposed to be added to the Board to enable the Board to continue to have a representation of Independent Trustees with a diversity of backgrounds and talents. Accordingly, in anticipation of such event and in furtherance of such objective, the Trust is holding a shareholders' meeting to elect Trustees to the Board. The number of Trustees on the Board would be increased to seven effective April 1, 2009 if the slate of nominees is elected.

     The Governance Committee of the Trust, which is comprised entirely of Independent Trustees, met in May 2008 to consider additional candidates to serve as Independent Trustees of the Trust. Ms. Johnson and Messrs. Harris and Larcker were each initially recommended by a current Independent Trustee of the Trust for the position of Trustee.

The Governance Committee recommended Ms. Johnson and Messrs. Harris and Larcker for the position of Trustee and recommended to the Board that the nomination of such individuals for election as Trustees be submitted to shareholders for approval. At its May 2008 meeting, the Board unanimously (i) appointed Ms. Johnson to serve as a Trustee of the Board effective on August 1, 2008 and nominated her for election by shareholders at the Meeting, (ii) appointed Messrs. Harris and Larcker to serve as members of the Advisory Board of the Trust effective on November 1, 2008 (the Advisory Board provides advisory support to the Board but does not have any voting or other authority on matters concerning the Trust) and nominated them to serve as Trustees of the Board, subject to election by shareholders at the Meeting, and (iii) nominated the current Trustees (other than Mr. Goho who is expected to resign effective March 31, 2009) to stand for election or re-election at the Meeting.

     Each of the nominees has indicated that he or she is willing to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend or, as an alternative, the Board may keep the position vacant. Additionally, if elected to serve as Trustees on the Board, Messrs. Harris and Larcker would then cease to be members of the Advisory Board of the Trust.

NOMINEES AND OFFICERS

     The following table provides information about the nominees, all of whom are current Trustees or members of the Advisory Board of the Trust, and Officers of the Trust, including their name, age, position with the Trust and length of service, if any, principal occupations during the past five years and other directorship held, if any. Each Trustee will serve an indefinite term, subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74, or sooner if such Trustee resigns or is removed as provided in the Trust's charter. None of the nominees are related to any other nominee. Each nominee who is a current Trustee acts in identical capacities for the Wells Fargo Advantage family of funds, which as of the date of this Proxy Statement consists of 134 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). Each nominee, if elected, will continue to oversee the 134 series of the Trusts. The business address of each nominee is 525 Market Street, 12th Floor, San Francisco, California 94105.

                                                                                                               OTHER PUBLIC
                                                                                                                COMPANY OR
                               POSITION HELD WITH                                                               INVESTMENT
                                TRUST/ LENGTH OF                                                                 COMPANY
NAME AND AGE                       SERVICE(1)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         DIRECTORSHIPS
------------                  -------------------  ---------------------------------------------------------  -------------
                                                   NOMINEES WHO ARE CURRENT INDEPENDENT TRUSTEES

Peter G. Gordon, 66           Trustee since 1998,  Co-Founder, Chairman, President and CEO of Crystal Geyser       N/A
                              Chairman since 2005  Water Company.
                              (Lead Trustee since
                              2001)

Judith M. Johnson, 59         Trustee since 2008   Retired. Prior thereto, Chief Executive Officer and Chief       N/A
                                                   Investment Officer of Minneapolis Employees Retirement
                                                   Fund from 1996 to 2008.

Olivia S. Mitchell, 55        Trustee since 2006   Professor of Insurance and Risk Management, Wharton             N/A
                                                   School, University of Pennsylvania. Director of the
                                                   Boettner Center on Pensions and Retirement Research.
                                                   Research Associate and Board member, Penn Aging Research
                                                   Center. Research Associate, National Bureau of Economic
                                                   Research.

Timothy J. Penny, 57          Trustee since 1996   President and CEO of Southern Minnesota Initiative              N/A
                                                   Foundation, a non-profit organization, since 2007 and
                                                   Senior Fellow at the Humphrey Institute Policy Forum at
                                                   the University of Minnesota since 1995.  [__________] of
                                                   NorthStar Education Finance, Inc., a non-profit

                                                   organization, since 2007.

Donald C. Willeke, 68         Trustee since 1996   Principal of the law firm of Willeke & Daniels.                 N/A

                                                   NOMINEES WHO ARE CURRENT ADVISORY BOARD MEMBERS AND WHO
                                                   WOULD BE INDEPENDENT TRUSTEES

Isaiah (Ike) Harris, Jr., 56  Advisory Board       Retired. Prior thereto, President and CEO of BellSouth     CIGNA
                              member since 2008    Advertising and Publishing Corp from 2005 to 2007,         Corporation;
                                                   President of BellSouth Enterprises from 2004 to 2005 and   Deluxe
                                                   President of BellSouth Consumer Services from 2000 to      Corporation
                                                   2003. Currently a member of the Iowa State University
                                                   Foundation Board of Governors and a member of the
                                                   Advisory Board of Iowa State University School of
                                                   Business.

David F. Larcker, 58          Advisory Board       James Irvin Miller Professor of Accounting at the               N/A
                              member since 2008    Graduate School of Business, Stanford University.
                                                   Director of Corporate Governance Research Program and
                                                   Co-Director of The Rock Center for Corporate Governance
                                                   since 2006. From 2005 to 2006, Professor of Accounting at
                                                   the Graduate School of Business, Stanford University.
                                                   Prior thereto, Ernst & Young Professor of Accounting at
                                                   The Wharton School, University of Pennsylvania from 1985
                                                   to 2005.

                                                   OFFICERS

Karla M. Rabusch, 49          President since      Executive Vice President of Wells Fargo Bank, N.A. and          N/A
                              2003                 President of Wells Fargo Funds Management, LLC since
                                                   2003.

Stephen Leonhardt, 49         Treasurer since      Vice President and Manager of Fund Audit, Reporting and
                              2007                 Tax for Wells Fargo Funds Management, LLC since 2007.
                                                   From 2002 to 2004, Controller for Sungard Transaction
                                                   Networks. Chief Operating Officer for UMB Fund Services,        N/A
                                                   Inc. from 2004 to 2005. Director of Fund Administration
                                                   and SEC Reporting for TIAA-CREF from 2005 to 2007.

C. David Messman, 48          Secretary since      Senior Vice President and Secretary of Wells Fargo Funds        N/A
                              2000; Chief Legal    Management, LLC since 2001. Managing Counsel of Wells
                              Officer since 2003   Fargo Bank, N.A. since 2000.

Debra Ann Early, 44           Chief Compliance     Chief Compliance Officer of Wells Fargo Funds Management,       N/A
                              Officer since 2007   LLC since 2007. Chief Compliance Officer of Parnassus
                                                   Investments from July 2005 to November 2007. Chief
                                                   Financial Officer of Parnassus Investments from December
                                                   2004 to November 2007. Senior Audit Manager,
                                                   PricewaterhouseCoopers LLP from October 1998 to December
                                                   2004.

(1) Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

COMPENSATION

     Effective January 1, 2009, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at each telephonic Fund Complex Board meeting. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $20,000 annual retainer, for the additional work and time devoted by the

Chairpersons. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. Members of the Advisory Board are paid the same meeting fees payable to Trustees and their expenses are reimbursed in accordance with existing Board expense reimbursement policies but Advisory Board members do not receive any retainer fees.

     Effective for the calendar year ended December 31, 2008, each Trustee received identical compensation to that described above except no fee was received for attendance at the second through the fifth telephonic Fund Complex Board meetings.

     Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons. The Trustees did not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex.

     The table below shows, for each nominee entitled to receive compensation from the Trust, the compensation paid by (i) each Fund for each Fund's most recently completed fiscal year, and (ii) the Fund Complex for the calendar year ended December 31, 2008.

                                                                   COMPENSATION TABLE
                                      ---------------------------------------------------------------------------
                                                  ISAIAH
                           FISCAL     PETER G.    (IKE)     JUDITH M.   DAVID F.   OLIVIA S.   TIMOTHY  DONALD C.
         FUND             YEAR END     GORDON   HARRIS(2)  JOHNSON(3)  LARCKER(2)   MITCHELL  J. PENNY   WILLEKE
         ----           ------------  --------  ---------  ----------  ----------  ---------  --------  ---------
100% Treasury Money
Market Fund              February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Aggressive Allocation
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Asia Pacific Fund       September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Asset Allocation Fund   September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

C&B Large Cap Value
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

C&B Mid Cap Value Fund   October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

California
Limited-Term Tax-Free
Fund                       June 30    $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

California Tax-Free
Fund                       June 30    $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

California Tax-Free
Money Market Fund        February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

California Tax-Free
Money Market Trust       February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Capital Growth Fund        July 31    $  1,617    $    0     $   261     $    0     $  1,344  $  1,349   $  1,349

Cash Investment Money
Market Fund              February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

                                                                   COMPENSATION TABLE
                                      ---------------------------------------------------------------------------
                                                  ISAIAH
                           FISCAL     PETER G.    (IKE)     JUDITH M.   DAVID F.   OLIVIA S.   TIMOTHY  DONALD C.
         FUND             YEAR END     GORDON   HARRIS(2)  JOHNSON(3)  LARCKER(2)   MITCHELL  J. PENNY   WILLEKE
         ----           ------------  --------  ---------  ----------  ----------  ---------  --------  ---------
Colorado Tax-Free Fund     June 30    $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Common Stock Fund        October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Conservative
Allocation Fund         September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

CoreBuilder Shares
Series G(4)              December 31  $      0    $    0     $     0     $    0     $      0  $      0   $      0

CoreBuilder Shares
Series M(4)              December 31  $      0    $    0     $     0     $    0     $      0  $      0   $      0

Discovery Fund           October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Diversified Bond Fund      May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Diversified Equity
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Diversified Small Cap
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Dow Jones Target 2010
Fund                     February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Dow Jones Target 2015
Fund                     February 28  $  1,132    $    0     $     0     $    0     $    928  $    692   $    692

Dow Jones Target 2020
Fund                     February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Dow Jones Target 2025
Fund                     February 28  $  1,132    $    0     $     0     $    0     $    928  $    692   $    692

Dow Jones Target 2030
Fund                     February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Dow Jones Target 2035
Fund                     February 28  $  1,132    $    0     $     0     $    0     $    928  $    692   $    692

Dow Jones Target 2040
Fund                     February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Dow Jones Target 2045
Fund                     February 28  $  1,132    $    0     $     0     $    0     $    928  $    692   $    692

Dow Jones Target 2050
Fund                     February 28  $  1,132    $    0     $     0     $    0     $    928  $    692   $    692

Dow Jones Target
Today Fund               February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Emerging Growth Fund    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Emerging Markets
Equity Fund             September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Endeavor Select Fund       July 31    $  1,617    $    0     $   261     $    0     $  1,344  $  1,349   $  1,349


Enterprise Fund          October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Equity Income Fund      September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Equity Value Fund       September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

                                                                   COMPENSATION TABLE
                                      ---------------------------------------------------------------------------
                                                  ISAIAH
                           FISCAL     PETER G.    (IKE)     JUDITH M.   DAVID F.   OLIVIA S.   TIMOTHY  DONALD C.
         FUND             YEAR END     GORDON   HARRIS(2)  JOHNSON(3)  LARCKER(2)   MITCHELL  J. PENNY   WILLEKE
         ----           ------------  --------  ---------  ----------  ----------  ---------  --------  ---------
Government Money
Market Fund              February 28
                                      $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Government Securities
Fund                       May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Growth Fund                July 31    $  1,617    $    0     $   261     $    0     $  1,344  $  1,349   $  1,349

Growth Balanced Fund    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Growth Equity Fund      September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Heritage Money Market
Fund                     February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

High Income Fund           May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Income Plus Fund           May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Index Fund              September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Inflation-Protected
Bond Fund                  May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Intermediate
Tax/AMT-Free Fund          June 30    $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

International Core
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

International Equity
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

International Value
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Large Cap
Appreciation Fund       September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Large Cap Growth Fund      July 31    $  1,617    $    0     $   261     $    0     $  1,344  $  1,349   $  1,349

Large Company Core
Fund                       July 31    $  1,617    $    0     $     0     $    0     $  1,344  $  1,292   $  1,292

Large Company Growth
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Large Company Value
Fund                       July 31    $  1,617    $    0     $   261     $    0     $  1,344  $  1,349   $  1,349

Mid Cap Disciplined
Fund                     October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Mid Cap Growth Fund      October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Minnesota Money
Market Fund              February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Minnesota Tax-Free
Fund                       June 30    $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Moderate Balanced Fund  September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Money Market Fund        February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Money Market Trust       February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

                                                                   COMPENSATION TABLE
                                      ---------------------------------------------------------------------------
                                                  ISAIAH
                           FISCAL     PETER G.    (IKE)     JUDITH M.   DAVID F.   OLIVIA S.   TIMOTHY  DONALD C.
         FUND             YEAR END     GORDON   HARRIS(2)  JOHNSON(3)  LARCKER(2)   MITCHELL  J. PENNY   WILLEKE
         ----           ------------  --------  ---------  ----------  ----------  ---------  --------  ---------
Municipal Bond Fund        June 30    $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Municipal Money
Market Fund              February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

National Tax-Free
Money Market Fund        February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

National Tax-Free
Money Market Trust       February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Opportunity Fund         October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Overland Express
Sweep Fund               February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Prime Investment
Money Market Fund        February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

Short Duration
Government Bond Fund       May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Short-Term Bond Fund       May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Short-Term High Yield
Bond Fund                  May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Short-Term Municipal
Bond Fund                  June 30    $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Small Cap Disciplined
Fund                     October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Small Cap Growth Fund    October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Small Cap
Opportunities Fund       October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Small Cap Value Fund     October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Small Company Growth
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Small Company Value
Fund                    September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Small/Mid Cap Value
Fund                     October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Social Sustainability
Fund(5)                    July 31    $  1,137    $  108     $   510     $  108     $    973  $    973   $    973

Specialized Financial
Services Fund            October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Specialized
Technology Fund          October 31   $  1,737    $   57     $   612     $   57     $  1,455  $  1,461   $  1,461

Stable Income Fund         May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

                                                                   COMPENSATION TABLE
                                      ---------------------------------------------------------------------------
                                                  ISAIAH
                           FISCAL     PETER G.    (IKE)     JUDITH M.   DAVID F.   OLIVIA S.   TIMOTHY  DONALD C.
         FUND             YEAR END     GORDON   HARRIS(2)  JOHNSON(3)  LARCKER(2)   MITCHELL  J. PENNY   WILLEKE
         ----           ------------  --------  ---------  ----------  ----------  ---------  --------  ---------
Strategic Income Fund      May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Strategic Small Cap
Value Fund              September 30  $  1,648    $    0     $   295     $    0     $  1,375  $  1,373   $  1,373

Total Return Bond Fund     May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Treasury Plus Money
Market Fund              February 28  $  1,548    $    0     $     0     $    0     $  1,276  $  1,282   $  1,282

U.S. Value Fund            July 31    $  1,617    $    0     $   261     $    0     $  1,344  $  1,349   $  1,349

Ultra Short-Term
Income Fund                May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

Ultra Short-Term
Municipal Income Fund      June 30    $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

WealthBuilder
Conservative
Allocation Portfolio       May 31     $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

WealthBuilder Equity                  $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312
Portfolio                  May 31

WealthBuilder Growth                  $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312
Allocation Portfolio       May 31

WealthBuilder Growth                  $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312
Balanced Portfolio         May 31

WealthBuilder                         $  1,577
Moderate Balanced
Portfolio                  May 31                 $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

WealthBuilder                         $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312
Tactical Equity
Portfolio                  May 31

Wisconsin Tax-Free
Fund                       June 30    $  1,577    $    0     $     0     $    0     $  1,305  $  1,312   $  1,312

TOTAL COMPENSATION
FROM THE FUND
COMPLEX(1)                            $229,417    $8,932     $88,484     $8,932     $192,575  $192,575   $192,575

(1) Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 134 funds as of December 31, 2008).

(2) Isaiah Harris, Jr. and David F. Larcker became members of the Advisory Board of the Trust effective November 1, 2008.

(3) Judith Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008.

(4) The Fund commenced operations on April 15, 2008, and so has not yet completed a full fiscal year; therefore, the compensation figures shown for the Fund are estimated for the Fund's current fiscal year, which will end December 31, 2009. No trustee compensation or other expenses are charged to the Fund. The Fund is a component of various "wrap-fee" programs sponsored by investment advisers and broker-dealers. Participants in the "wrap-fee" programs eligible to invest in the Fund pay an asset-based fee to the sponsors of these programs.

(5) The Fund commenced operations on October 1, 2008, and so has not yet completed a full fiscal year; therefore, the compensation figures shown for the Fund are estimated for the Fund's current fiscal year, which will end July 31, 2009. The actual compensation received from the Fund during calendar year ended December 31, 2008 (but not the estimated amounts for the Fund's current fiscal year) is included in the amounts reported as total compensation received by the Trustees from the Fund complex for the calendar year ended December 31, 2008.

BENEFICIAL OWNERSHIP INFORMATION

     The table below shows for each nominee, the dollar value of equity securities beneficially owned by the nominee as of December 31, 2008 (i) in each of the Funds in which he or she owns shares, and (ii) the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over
$100,000.

                                                               DOLLAR RANGE OF SHARES OWNED
                                        -------------------------------------------------------------------------
                                                    ISAIAH
                                         PETER G.    (IKE)  JUDITH M.  DAVID F.  OLIVIA S.  TIMOTHY J.  DONALD C.
                 FUND                     GORDON    HARRIS   JOHNSON    LARCKER   MITCHELL     PENNY     WILLEKE
                 ----                   ----------  ------  ---------  --------  ---------  ----------  ---------
100% Treasury Money Market Fund         $0                             $0        $0         $0          $0
Aggressive Allocation Fund              $0                             $0        $0         $0          $0
Asia Pacific Fund                       $1-$10,000                     $0        $0         $0          $0
Asset Allocation Fund                                                  $0        $0         $0          $0
C&B Large Cap Value Fund                $10,001-                       $0        $0         $0          $0
                                        $50,000
C&B Mid Cap Value Fund                  $10,001-                       $0        $0         $0          $0
                                        $50,000
California Limited-Term Tax-Free Fund   $0                             $0        $0         $0          $0
California Tax-Free Fund                $0                             $0        $0         $0          $0
California Tax-Free Money Market Fund   $0                             $0        $0         $0          $0
California Tax-Free Money Market Trust  $0                             $0        $0         $0          $0
Capital Growth Fund                     $1-$10,000                     $0        $0         $0          $0
Cash Investment Money Market Fund       $0                             $0        $0         $0          $0
Colorado Tax-Free Fund                  $0                             $0        $0         $0          $0
Common Stock Fund                       $0                             $0        $0         $0          $0
Conservative Allocation Fund            $0                             $0        $0         $0          $0
CoreBuilder Shares Series G             $0                             $0        $0         $0          $0
CoreBuilder Shares Series M             $0                             $0        $0         $0          $0
Discovery Fund                          $1-$10,000                     $0        $0         $0          $0
Diversified Bond Fund                   $0                             $0        $0         $0          $0
Diversified Equity Fund                 $0                             $0        $0         $0          $0
Diversified Small Cap Fund              $0                             $0        $0         $0          $0
Dow Jones Target 2010 Fund              $0                             $0        $0         $0          $0
Dow Jones Target 2015 Fund              $0                             $0        $0         $0          $0
Dow Jones Target 2020 Fund              $0                             $0        $0         $0          $0
Dow Jones Target 2025 Fund              $0                             $0        $0         $0          $0
Dow Jones Target 2030 Fund              $0                             $0        $0         $0          $0
Dow Jones Target 2035 Fund              $0                             $0        $0         $0          $0
Dow Jones Target 2040 Fund              $0                             $0        $0         $0          $0
Dow Jones Target 2045 Fund              $0                             $0        $0         $0          $0
Dow Jones Target 2050 Fund              $0                             $0        $0         $0          $0
Dow Jones Target Today Fund             $0                             $0        $0         $0          $0
Emerging Growth Fund                    $0                             $0        $0         $0          $0
Emerging Markets Equity Fund            $10,001-                       $0        $0         $0          $0
                                        $50,000
Endeavor Select Fund                    $0                             $0        $0         $0          $0

                                                               DOLLAR RANGE OF SHARES OWNED
                                        -------------------------------------------------------------------------
                                                    ISAIAH
                                         PETER G.    (IKE)  JUDITH M.  DAVID F.  OLIVIA S.  TIMOTHY J.  DONALD C.
                 FUND                     GORDON    HARRIS   JOHNSON    LARCKER   MITCHELL     PENNY     WILLEKE
                 ----                   ----------  ------  ---------  --------  ---------  ----------  ---------
Enterprise Fund                         $1-$10,000                     $0        $0         $0          $0
Equity Income Fund                      $0                             $0        $0         $1-$10,000  $0
Equity Value Fund                       $0                             $0        $0         $0          $0
Government Money Market Fund            $0                             $0        $0         $0          $0
Government Securities Fund              $0                             $0        $0         $0          $0
Growth Fund                             $1-$10,000                     $0        $0         $10,001-    $0
                                                                                            $50,000
Growth Balanced Fund                    $0                             $0        $0         $0          $0
Growth Equity Fund                      $0                             $0        $0         $0          $0
Heritage Money Market Fund              $0                             $0        $0         $0          $0
High Income Fund                        $0                             $0        $0         $0          $0
Income Plus Fund                        $0                             $0        $0         $0          $0
Index Fund                              $0                             $0        $0         $50,001-    Over
                                                                                            $100,000    $100,000
Inflation-Protected Bond Fund           $0                             $0        Over       $0          $0
                                                                                 $100,000
Intermediate Tax/AMT-Free Fund          $0                             $0        $0         $0          $0
International Core Fund                 $1-$10,000                     $0        $0         $0          $0
International Equity Fund               $10,001-                       $0        $0         $0          $10,001-
                                        $50,000                                                         $50,000
International Value Fund                $10,001-                       $0        $0         $0          $0
                                        $50,000
Large Cap Appreciation Fund             $0                             $0        $0         $0          $0
Large Cap Growth Fund                   $0                             $0        $0         $0          $0
Large Company Core Fund                 $0                             $0        $0         $0          $0
Large Company Growth Fund               $0                             $0        $0         $0          $0
Large Company Value Fund                $0                             $0        $0         $0          $0
Mid Cap Disciplined Fund                $10,001-                       $0        $0         $0          $0
                                        $50,000
Mid Cap Growth Fund                     $0                             $0        $0         $0          $0
Minnesota Money Market Fund             $0                             $0        $0         $0          $0
Minnesota Tax-Free Fund                 $0                             $0        $0         $0          $0
Moderate Balanced Fund                  $0                             $0        $0         $0          $0
Money Market Fund                       $50,001-                       $0        $0         $0          $0
                                        $100,000
Money Market Trust                      $0                             $0        $0         $0          $0
Municipal Bond Fund                     $0                             $0        $0         $0          $0
Municipal Money Market Fund             $0                             $0        $0         $0          $0
National Tax-Free Money Market Fund     $0                             $0        $0         $0          $0
National Tax-Free Money Market Trust    $0                             $0        $0         $0          $0
Opportunity Fund                        $0                             $0        $0         $0          $0

                                                               DOLLAR RANGE OF SHARES OWNED
                                        -------------------------------------------------------------------------
                                                    ISAIAH
                                         PETER G.    (IKE)  JUDITH M.  DAVID F.  OLIVIA S.  TIMOTHY J.  DONALD C.
                 FUND                     GORDON    HARRIS   JOHNSON    LARCKER   MITCHELL     PENNY     WILLEKE
                 ----                   ----------  ------  ---------  --------  ---------  ----------  ---------
Overland Express Sweep Fund             $0                             $0        $0         $0          $0
Prime Investment Money Market Fund      $0                             $0        $0         $0          $0
Short Duration Government Bond Fund     $10,001-                       $0        $0         $0          $0
                                        $50,000
Short-Term Bond Fund                    $0                             $0        $0         $0          $0
Short-Term High Yield Bond Fund         $0                             $0        $0         $0          $0
Short-Term Municipal Bond Fund          $0                             $0        $0         $0          $0
Small Cap Disciplined Fund              $0                             $0        $0         $0          $0
Small Cap Growth Fund                   $0                             $0        $0         $0          $1-$10,000
Small Cap Opportunities Fund            $0                             $0        $0         $0          $50,001-
                                                                                                        $100,000
Small Cap Value Fund                    $0                             $0        $0         $0          $0
Small Company Growth Fund               $0                             $0        $0         $0          $0
Small Company Value Fund                $10,001-                       $0        $0         $0          $0
                                        $50,000
Small/Mid Cap Value Fund                $0                             $0        $0         $0          $0
Social Sustainability Fund              $0                             $0        $0         $0          $0
Specialized Financial Services Fund     $0                             $0        $0         $0          $1-$10,000
Specialized Technology Fund             $10,001-                       $0        $0         $0          $0
                                        $50,000
Stable Income Fund                      $0                             $0        $0         $0          $0
Strategic Income Fund                   $0                             $0        $0         $0          $0
Strategic Small Cap Value Fund          $0                             $0        $0         $0          $0
Total Return Bond Fund                  $10,001-                       $0        $0         $0          $0
                                        $50,000
Treasury Plus Money Market Fund         $0                             $0        $0         $0          $0
U.S. Value Fund                         $0                             $0        $0         $0          $0
Ultra Short-Term Income Fund            $0                             $0        $0         $0          $0
Ultra Short-Term Municipal Income Fund  $0                             $0        $0         $0          $0
WealthBuilder Conservative Allocation   $0                             $0        $0         $0          $0
Portfolio
WealthBuilder Equity Portfolio          $0                             $0        $0         $0          $0
WealthBuilder Growth Allocation         $0                             $0        $0         $0          $0
Portfolio
WealthBuilder Growth Balanced           $0                             $0        $0         $0          $0
Portfolio
WealthBuilder Moderate Balanced         $0                             $0        $0         $0          $0
Portfolio
WealthBuilder Tactical                  $0                             $0        $0         $0          $0

                                                               DOLLAR RANGE OF SHARES OWNED
                                        -------------------------------------------------------------------------
                                                    ISAIAH
                                         PETER G.    (IKE)  JUDITH M.  DAVID F.  OLIVIA S.  TIMOTHY J.  DONALD C.
                 FUND                     GORDON    HARRIS   JOHNSON    LARCKER   MITCHELL     PENNY     WILLEKE
                 ----                   ----------  ------  ---------  --------  ---------  ----------  ---------
Equity Portfolio
Wisconsin Tax-Free Fund                 $0                             $0        $0         $0          $0
AGGREGATE DOLLAR RANGE OF EQUITY        Over                           $0        Over       Over        Over
SECURITIES IN ALL FUNDS OVERSEEN OR     $100,000                                 $100,000   $100,000    $100,000
TO BE OVERSEEN BY NOMINEE IN FUND
COMPLEX(1)

(1) Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 134 funds as of December 31, 2008).

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board has adopted a process through which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board of Trustees at 525 Market Street, 12th Floor, San Francisco, CA 94105. Shareholder communications must (i) be in writing and signed by the shareholder; (ii) set forth the name and address of the shareholder; and (iii) identify the Fund(s) (and, if applicable, class(es)) and number of shares of the Fund(s) held by the shareholder. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Trust's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee at the same address. The communication will then be promptly forwarded to the Board, the individual Trustee or the Committee, as applicable.

COMMITTEES OF THE BOARD, THE ADVISORY BOARD AND MEETINGS OF THE BOARD AND BOARD COMMITTEES

     The Board currently has two standing committees: a Governance Committee and an Audit Committee. The Governance Committee and Audit Committee are comprised entirely of Trustees who are not "interested persons" of the Trusts, or of any investment adviser or principal underwriter, as defined in the 1940 Act. Currently, Mr. Thomas Goho, Mr. Peter Gordon, Ms. Judith Johnson, Ms. Olivia Mitchell, Mr. Timothy Penny and Mr. Donald Willeke are members of both the Governance Committee and Audit Committee. Mr. Isaiah Harris, Jr. and Mr. David Larcker are members of the Advisory Board. Upon their election to the Board as contemplated by the current proposal, Messrs. Harris and Larcker will join both the Governance Committee and the Audit Committee.

GOVERNANCE COMMITTEE

     The primary responsibilities of the Governance Committee are to: 1) make nominations for all independent trustee membership on the Board of Trustees of each Trust and evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers; 2) evaluate potential conflicts of interest of Trustee candidates; 3) manage potential conflicts of interest on an on-going basis; 4) periodically review Board governance procedures and recommend any appropriate changes to the Board; 5) periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board; 6) periodically review trustee compensation and recommend any appropriate compensation changes to the independent trustees as a group. The Governance Committee meets only as necessary. Mr. Peter Gordon serves as the chairman of the Governance Committee.

     The Governance Committee has not established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment, and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate.

     The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Trusts' Governance Committee Charter.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

     The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;
(iii) the recommending shareholder's name as it appears on the Trust's books;
(iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

     The Board has adopted a written charter for the Governance Committee, a copy of which is attached as Appendix A to this Proxy Statement.

ADVISORY BOARD

     The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Board Members"). An individual may be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be a "non-interested" Trustee under the 1940 Act and does not otherwise serve the Trusts in any other capacity. Any Advisory Board Member serves at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Board Member may be nominated and elected as a Trustee, at which time he or she would cease to be an Advisory Board Member, and may resign at any time.

     Advisory Board Members perform solely advisory functions. Unless otherwise specified by the Governance Committee or the Board, Advisory Board Members are invited to attend meetings of the Board and all committees of the Board. Advisory Board Members participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board. An Advisory Board Member has no power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trusts. Advisory Board Members may be assigned other responsibilities from time-to-time by the Governance Committee or the Board, but only to the extent that such responsibilities are advisory in nature and consistent with Section 2(a)(1) of the 1940 Act. Advisory Board Members do not have any responsibilities and are not subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Board Members are entitled, to the maximum extent permitted by law, to be indemnified by the Trusts and are covered by any liability insurance coverage that extends to Trustees and officers of the Trusts. Advisory Board Members are paid the same meeting fees payable to Trustees and may have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Board Members do not receive any retainer fees. Advisory Board

Members are subject to the same conflict of interest provisions that apply to non-interested Trustees and must comply with all provisions of the Trusts' Code of Ethics that apply to non-interested Trustees.

AUDIT COMMITTEE

     The primary responsibilities of the Audit Committee are: 1) to oversee the accounting and financial reporting policies of the Funds, including their internal controls over financial reporting and, as a Committee deems appropriate, the internal controls of key service providers; 2) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; 3) to interact with the Funds' independent auditors (the "Auditors") on behalf of the Boards of Trustees of the Trusts, and to interact with the appropriate officers of the Trusts, and the investment adviser, sub-adviser, administrator and other key service providers other than the Auditors (collectively, "Management") regarding accounting and financial reporting matters; 4) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal controls and independent audits; and 5) to approve the engagement of the Auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Auditors. The Audit Committee operates pursuant to a separate charter. Mr. Thomas Goho serves as the chairman of the Audit Committee. The Board has selected Ms. Judith Johnson to succeed Mr. Goho as chairperson of the Audit Committee effective April 1, 2009.

     During the calendar year ended December 31, 2008, there were five regular meetings and ten special telephonic meetings of the Board of Trustees. All Board Members attended at least 75% of the regular, special and Committee meetings during the fiscal year while they were Trustees. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings. The table below shows the number of times that the Board and a standing Committee thereof met during each Fund's most recently completed fiscal year.

                                                                                      NUMBER OF   NUMBER OF
                                                                                     GOVERNANCE     AUDIT
                                                                       NUMBER OF     COMMITTEE    COMMITTEE
                      FUND                        FISCAL YEAR END   BOARD MEETINGS    MEETINGS    MEETINGS
                      ----                        ---------------   --------------   ----------   ---------
100% Treasury Money Market Fund                     February 28            10             4           4
Aggressive Allocation Fund                          September 30           14             4           4
Asia Pacific Fund                                   September 30           14             4           4
Asset Allocation Fund                               September 30           14             4           4
C&B Large Cap Value Fund                            September 30           14             4           4
C&B Mid Cap Value Fund                               October 31            15             4           4
California Limited-Term Tax-Free Fund                 June 30              11             4           4
California Tax-Free Fund                              June 30              11             4           4
California Tax-Free Money Market Fund               February 28            10             4           4
California Tax-Free Money Market Trust              February 28            10             4           4
Capital Growth Fund                                   July 31              12             4           4
Cash Investment Money Market Fund                   February 28            10             4           4
Colorado Tax-Free Fund                                June 30              11             4           4
Common Stock Fund                                    October 31            15             4           4
Conservative Allocation Fund                        September 30           14             4           4
CoreBuilder Shares Series G(1)                      December 31             9             2           3
CoreBuilder Shares Series M(1)                      December 31             9             2           3
Discovery Fund                                       October 31            15             4           4
Diversified Bond Fund                                  May 31              11             4           4
Diversified Equity Fund                             September 30           14             4           4
Diversified Small Cap Fund                          September 30           14             4           4
Dow Jones Target 2010 Fund                          February 28            10             4           4
Dow Jones Target 2015 Fund                          February 28            10             4           4
Dow Jones Target 2020 Fund                          February 28            10             4           4
Dow Jones Target 2025 Fund                          February 28            10             4           4
Dow Jones Target 2030 Fund                          February 28            10             4           4

                                                                                      NUMBER OF   NUMBER OF
                                                                                     GOVERNANCE     AUDIT
                                                                       NUMBER OF     COMMITTEE    COMMITTEE
                      FUND                        FISCAL YEAR END   BOARD MEETINGS    MEETINGS    MEETINGS
                      ----                        ---------------   --------------   ----------   ---------
Dow Jones Target 2035 Fund                          February 28            10             4           4
Dow Jones Target 2040 Fund                          February 28            10             4           4
Dow Jones Target 2045 Fund                          February 28            10             4           4
Dow Jones Target 2050 Fund                          February 28            10             4           4
Dow Jones Target Today Fund                         February 28            10             4           4
Emerging Growth Fund                                September 30           14             4           4
Emerging Markets Equity Fund                        September 30           14             4           4
Endeavor Select Fund                                  July 31              12             4           4
Enterprise Fund                                      October 31            15             4           4
Equity Income Fund                                  September 30           14             4           4
Equity Value Fund                                   September 30           14             4           4
Government Money Market Fund                        February 28            10             4           4
Government Securities Fund                             May 31              11             4           4
Growth Fund                                           July 31              12             4           4
Growth Balanced Fund                                September 30           14             4           4
Growth Equity Fund                                  September 30           14             4           4
Heritage Money Market Fund                          February 28            10             4           4
High Income Fund                                       May 31              11             4           4
Income Plus Fund                                       May 31              11             4           4
Index Fund                                          September 30           14             4           4
Inflation-Protected Bond Fund                          May 31              11             4           4
Intermediate Tax/AMT-Free Fund                        June 30              11             4           4
International Core Fund                             September 30           14             4           4
International Equity Fund                           September 30           14             4           4
International Value Fund                            September 30           14             4           4
Large Cap Appreciation Fund                         September 30           14             4           4
Large Cap Growth Fund                                 July 31              12             4           4
Large Company Core Fund                               July 31              12             4           4
Large Company Growth Fund                           September 30           14             4           4
Large Company Value Fund                              July 31              12             4           4
Mid Cap Disciplined Fund                             October 31            15             4           4
Mid Cap Growth Fund                                  October 31            15             4           4
Minnesota Money Market Fund                         February 28            10             4           4
Minnesota Tax-Free Fund                               June 30              11             4           4
Moderate Balanced Fund                              September 30           14             4           4
Money Market Fund                                   February 28            10             4           4
Money Market Trust                                  February 28            10             4           4
Municipal Bond Fund                                   June 30              11             4           4
Municipal Money Market Fund                         February 28            10             4           4
National Tax-Free Money Market Fund                 February 28            10             4           4
National Tax-Free Money Market Trust                February 28            10             4           4
Opportunity Fund                                     October 31            15             4           4
Overland Express Sweep Fund                         February 28            10             4           4
Prime Investment Money Market Fund                  February 28            10             4           4
Short Duration Government Bond Fund                    May 31              11             4           4
Short-Term Bond Fund                                   May 31              11             4           4
Short-Term High Yield Bond Fund                        May 31              11             4           4
Short-Term Municipal Bond Fund                        June 30              11             4           4
Small Cap Disciplined Fund                           October 31            15             4           4
Small Cap Growth Fund                                October 31            15             4           4

                                                                                      NUMBER OF   NUMBER OF
                                                                                     GOVERNANCE     AUDIT
                                                                       NUMBER OF     COMMITTEE    COMMITTEE
                      FUND                        FISCAL YEAR END   BOARD MEETINGS    MEETINGS     MEETINGS
                      ----                        ---------------   --------------   ----------   ---------
Small Cap Opportunities Fund                         October 31            15             4           4
Small Cap Value Fund                                 October 31            15             4           4
Small Company Growth Fund                           September 30           14             4           4
Small Company Value Fund                            September 30           14             4           4
Small/Mid Cap Value Fund                             October 31            15             4           4
Social Sustainability Fund(2)                         July 31               0             0           0
Specialized Financial Services Fund                  October 31            15             4           4
Specialized Technology Fund                          October 31            15             4           4
Stable Income Fund                                     May 31              11             4           4
Strategic Income Fund                                  May 31              11             4           4
Strategic Small Cap Value Fund                      September 30           14             4           4
Total Return Bond Fund                                 May 31              11             4           4
Treasury Plus Money Market Fund                     February 28            10             4           4
U.S. Value Fund                                       July 31              12             4           4
Ultra Short-Term Income Fund                           May 31              11             4           4
Ultra Short-Term Municipal Income Fund                June 30              11             4           4
WealthBuilder Conservative Allocation Portfolio        May 31              11             4           4
WealthBuilder Equity Portfolio                         May 31              11             4           4
WealthBuilder Growth Allocation Portfolio              May 31              11             4           4
WealthBuilder Growth Balanced Portfolio                May 31              11             4           4
WealthBuilder Moderate Balanced Portfolio              May 31              11             4           4
WealthBuilder Tactical Equity Portfolio                May 31              11             4           4
Wisconsin Tax-Free Fund                               June 30              11             4           4

(1) The Fund did not commence operations until April 15, 2008. The number of meetings shown is from commencement of operations through the end of its first partial fiscal period ended December 31, 2008.

(2)  This Fund did not commence operations until October 1, 2008.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP ("KPMG") was the independent registered public accounting firm for all Funds of the Trust in the last fiscal year of each Fund and has been selected as the independent registered public accounting firm for fiscal year 2009 for all Funds of the Trust. Representatives from KPMG are not expected to be present at the Meeting, but will be available by teleconference to respond to any appropriate questions from the shareholders and will have the opportunity to make a statement if the representatives desire to do so.

     The Audit Committee pre-approves at least annually audit and non-audit services provided by KPMG that are required to be pre-approved under paragraph
(c)(7) of Rule 2-01 of Regulation S-X. In addition, as described in further detail below under "Pre-Approval Policies," the chairman of the Audit Committee is authorized to pre-approve certain proposed engagements that arise between meetings of the Audit Committee and that need to commence prior to the next meeting of the Audit Committee. That approval is reported to each Audit Committee at its next meeting.

     Appendix B attached hereto includes tables that set forth, for the two most recent fiscal years of the Funds, the fees billed by KPMG for (a) all audit and non-audit services provided on behalf of the Funds, and (b) those non-audit services provided to Funds Management, and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to a Fund that related directly to the Fund's operations and financial reporting under the following captions:

AUDIT FEES - fees related to the audit review of the annual financial statements included in annual reports, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES - fees for services traditionally performed by KPMG for assurance and related services.

TAX FEES - fees for tax compliance, tax advice, and tax planning services. The incurred fees for tax compliance, tax advice, and tax planning services include fees for excise tax review services and tax preparation and consulting services.

ALL OTHER FEES - fees for other services not described above.

     Appendix B attached hereto also sets forth the aggregate fees billed by KPMG, for the two most recent fiscal years of the Funds, for non-audit services rendered to each Fund and to its investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to a Fund.

PRE-APPROVAL POLICIES

     The Audit Committee's pre-approval policies allow the Auditors to provide the following services: (a) be engaged to audit newly created Funds; (b) perform "agreed upon procedures" reviews and/or provide comfort letters in connection with Fund reorganizations; (c) review special Fund registration statement filings; and (d) perform non-audit services for the Funds, the Funds' investment adviser and its controlling entities, provided that such services fall within specified categories of services separately approved by the Audit Committee and that the fees for such services do not exceed certain pre-approved dollar amounts. To the extent that the non-audit services would fall outside of the permitted specified pre-approvals, such services may be pre-approved by the Audit Committee, or by the Chairman pursuant to delegated authority in accordance with the Audit Committee charter.

     The Chairman of the Audit Committee is authorized to pre-approve: (1) audit services to the Funds; (2) non-audit tax or compliance consulting or training services provided to the Funds by the Auditors if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management prepares a brief description of the proposed services. The written description, if approved by the Chairman is presented to the full Committee at its next regularly scheduled meeting.

     The Audit Committee has determined that the provision of non-audit services that were rendered to Funds Management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to a Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X does not compromise the independence of the Auditors.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                                FOR ALL NOMINEES.

                              INFORMATION ON VOTING

     This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote to elect seven nominees to the Board of Trustees, each to hold office for the term indicated, at a special meeting of shareholders. The Meeting will be held on Friday, February 27, 2009, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105.

     You may vote in one of four ways.

     - Vote on the Internet at the website referred to in the Notice of Internet Availability of Proxy Materials (the "Availability Notice") according to the instructions provided.

     - Call the toll-free number printed on the Availability Notice and follow the instructions provided.

     - Request, complete and sign a printed proxy card and mail it to us in the accompanying prepaid return envelope (if mailed in the United States).

     -    You also may vote in person by attending the Meeting.

     PLEASE NOTE THAT TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT IS PRINTED ON YOUR PROXY CARD.

     You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposals.

     Only shareholders of record on the Record Date are entitled to receive notice of, and to vote at, the Meeting. Each whole and fractional share of a Fund held as of the Record Date is entitled to a whole or fractional vote. There is no cumulative voting in the election of Trustees.

     The following Funds are gateway feeder funds in a MASTER/GATEWAY structure that invest all or substantially all of their assets solely in the corresponding series ("Portfolio") of Wells Fargo Master Trust identified directly opposite of the Fund in the table below.

                                   CORRESPONDING MASTER PORTFOLIO OF
GATEWAY FEEDER FUND OF THE TRUST   WELLS FARGO MASTER TRUST
--------------------------------   -----------------------------------
C&B Large Cap Value Fund           C&B Large Cap Value Portfolio
Emerging Growth Fund               Emerging Growth Portfolio
Equity Income Fund                 Equity Income Portfolio
Equity Value Fund                  Equity Value Portfolio
Index Fund                         Index Portfolio
Inflation-Protected Bond Fund      Inflation-Protected Bond Portfolio
International Value Fund           International Value Portfolio
Large Cap Appreciation Fund        Large Cap Appreciation Portfolio
Large Company Growth Fund          Large Company Growth Portfolio
Small Company Growth Fund          Small Company Growth Portfolio
Small Company Value Fund           Small Company Value Portfolio
Stable Income Fund                 Stable Income Portfolio
Strategic Small Cap Value Fund     Strategic Small Cap Value Portfolio
Total Return Bond Fund             Total Return Bond Portfolio

     The interestholders of each Portfolio identified above, which includes its corresponding Fund, along with the other interestholders of Wells Fargo Master Trust, will be asked to elect seven nominees to the Board of Trustees of Wells Fargo Master Trust concurrently with the vote on the Proposal. The nominees for election to the Board of Trustees of Wells Fargo Master Trust are the same persons nominated for election to the Board of Trustees of the Trust. As an interestholder in a Portfolio, each corresponding gateway feeder Fund will "pass through" the votes of its shareholders on the election of the Trustees of Wells Fargo Master Trust via this proxy solicitation, and will vote its interests in its corresponding Portfolio in the same manner and proportion as its shareholders vote for the election of Trustees on the Board of Trustees of the Trust. In that sense, shareholders of the specified corresponding gateway feeder Funds, along with other interestholders of Wells Fargo Master Trust, will be considering and voting on the election of the members to the Board of Trustees of Wells Fargo Master Trust.

     A separate proxy statement is being sent to shareholders of Wells Fargo Variable Trust to seek approval for the election of seven nominees to the Board of Trustees of Wells Fargo Variable Trust concurrently with the vote on the

Proposal. The nominees for election to the Board of Trustees of Wells Fargo Variable Trust are the same persons nominated for election to the Board of Trustees of the Trust.

     The presence in person or by proxy of one-third of the outstanding shares of the Trust is required to constitute a quorum. Election of a Trustee requires the affirmative vote of a majority of the shares of the Trust (all Funds of the Trust voting together as a single class) voted in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

     The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

     - votes cast FOR approval of the Proposal to determine whether sufficient affirmative votes have been cast;

     - ballots that are returned without a direction the same as votes cast FOR the Proposal; and

     - abstentions, broker non-votes of shares and the withholding of authority to vote (in addition to votes cast FOR) as shares that are present and entitled to vote to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether the Proposal has been approved.

     The Proposal is considered to be a "routine" proposal. This means, under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares even if it has not received instructions from you. Broker non-votes are shares held by brokers or nominees in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to instruct how the shares will be voted and as to which the broker or nominee lacks discretionary voting authority. The Trust may request that selected brokers or nominees refrain from returning proxies in respect of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

     The Board knows of no matters other than the Proposal described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the persons named in the accompanying form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the Proposal against any adjournment(s).

     In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate of the Wells Fargo Advantage Funds, who will not be paid for their services, or a solicitor, may solicit proxies by telephone, facsimile, verbal, Internet, or email communication. The proxy solicitation firm of The Altman Group, Inc. has been engaged at an anticipated cost of approximately $336,800 plus out-of-pocket expenses, for their services in soliciting proxies from brokers, banks, other institutional holders and individual shareholders, although actual costs may be higher. The Trust will bear the expenses of the preparation of this Proxy Statement and related materials, including printing and delivery costs, and the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of The Altman Group, Inc. The Trust also may, at its discretion, reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

     To the knowledge of the Trust, as of December 31, 2008, the nominees, who include five current Trustees and two Advisory Board members, and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. Information about the number of outstanding shares as of the Record Date and significant shareholders of the Trust as of November 30, 2008 is set forth in Appendix C.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class or a Fund, or is identified as the holder of record of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

OTHER INFORMATION ABOUT THE FUNDS

Additional information about the Funds is available in the:

     -    Prospectuses for the Funds;

     -    Statements of Additional Information, or SAIs, for the Funds; and

     - Annual and Semi-Annual Reports to Shareholders, which contain financial statements for the most recent fiscal periods, and were previously mailed to shareholders. All of these documents are on file with the SEC.

Copies of these documents are available upon request without charge by writing to, calling or visiting the Funds' Website:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
1-800-222-8222
www.wellsfargo.com/advantagefunds

You also may view or obtain these documents from the SEC:

IN PERSON:     At the SEC's Public Reference Room in Washington, D.C., and
               regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900 (duplicating fee required)

BY PHONE:      1-800-SEC-0330
               (duplicating fee required)

BY MAIL:       Public Reference Section
               Securities and Exchange Commission
               100 "F" Street, N.E.
               Washington, DC 20549-0102
               (duplicating fee required)

BY EMAIL:      publicinfo@sec.gov
               (duplicating fee required)

BY INTERNET:   www.sec.gov
               (Information about the Funds may be found under Wells Fargo Funds
               Trust)

INVESTMENT ADVISER, ADMINISTRATOR, PRINCIPAL UNDERWRITER AND INVESTMENT SUB-ADVISERS

     Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, California 94105, serves as each Fund's investment adviser and administrator.

     Wells Fargo Funds Distributor, LLC, located at 525 Market Street, San Francisco, California 94105, serves as each Fund's principal underwriter.

     Artisan Partners Limited Partnership, located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, serves as the investment sub-adviser to Wells Fargo Advantage International Equity Fund.

     Cooke & Bieler, L.P., located at 1700 Market Street, Philadelphia, PA 19103, serves as the investment sub-adviser to Wells Fargo Advantage C&B Mid Cap Value Fund and Wells Fargo Advantage Value Fund.

     Global Index Advisors, Inc., located at 29 North Park Square NE, Suite 201, Marietta, GA 30060, serves as the investment sub-adviser to the following Funds:
Wells Fargo Advantage Dow Jones Target 2050 Fund, Wells Fargo Advantage Dow Jones Target 2045 Fund, Wells Fargo Advantage Dow Jones Target 2040 Fund, Wells Fargo Advantage Dow Jones Target 2035 Fund, Wells Fargo Advantage Dow Jones Target 2030 Fund, Wells Fargo Advantage Dow Jones Target 2025 Fund, Wells Fargo Advantage Dow Jones Target 2020 Fund, Wells Fargo Advantage Dow Jones Target 2015 Fund, Wells Fargo Advantage Dow Jones Target 2010 Fund and Wells Fargo Advantage Dow Jones Target Today Fund.

     LSV Asset Management, located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606, serves as the investment sub-adviser to Wells Fargo Advantage International Equity Fund.

     Matrix Asset Advisors, Inc., located at 747 Third Avenue, 31st Floor, New York, New York 10017, serves as the investment sub-adviser to Wells Fargo Advantage Large Company Core Fund.

     Nelson Capital Management, located at 1860 Embarcadero Road, Suite 140, Palo Alto California 94303, serves as the investment sub-adviser to Wells Fargo Advantage Social Sustainability Fund.

     New Star Institutional Managers Limited, located at 1 Knightsbridge Green, London, SW1X 7NE, England, serves as the investment sub-adviser to Wells Fargo Advantage International Equity Fund and Wells Fargo Advantage International Core Fund.

     Phocas Financial Corporation, located at 980 Atlantic Avenue, suite 106, Alameda, California 94501, serves as the investment sub-adviser to Wells Fargo Advantage Large Company Value Fund.

     RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), located at Four Embarcadero Center, San Francisco, California 94111, serves as the investment sub-adviser to Wells Fargo Advantage Specialized Technology Fund.

     Schroder Investment Management North America Inc., located at 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the investment sub-adviser to Wells Fargo Advantage Small Cap Opportunities Fund.

     Wells Capital Management Incorporated, located at 525 Market Street, 10th Floor, San Francisco, CA 94105, serves as the investment sub-adviser to the following Funds: Wells Fargo Advantage Aggressive Allocation Fund, Wells Fargo Advantage Asia Pacific Fund, Wells Fargo Advantage Asset Allocation Fund, Wells Fargo Advantage California Limited-Term Tax-Free Fund, Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage California Tax-Free Money Market Fund, Wells Fargo Advantage California Tax-Free Money Market Trust, Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Cash Investment Money Market Fund, Wells Fargo Advantage Colorado Tax-Free Fund, Wells Fargo Advantage Common Stock Fund, Wells Fargo Advantage Conservative Allocation Fund, Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Government Money Market Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Heritage Money Market Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Advantage Income Plus Fund, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Large Cap Growth Fund, Wells Fargo Managed Account CoreBuilder Shares Series G, Wells Fargo Managed Account CoreBuilder Shares Series M, Wells Fargo Advantage Mid Cap Disciplined Fund, Wells Fargo Advantage Mid Cap Growth Fund, Wells Fargo Advantage Minnesota Money Market Fund, Wells Fargo Advantage Minnesota Tax-Free Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage Money Market Fund, Wells Fargo Advantage Money Market Trust, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage Municipal Money Market Fund, Wells Fargo Advantage National Tax-Free Money Market Fund, Wells Fargo Advantage National Tax-Free Money Market Trust,

Wells Fargo Advantage Opportunity Fund, Wells Fargo Advantage Overland Express Sweep Fund, Wells Fargo Advantage Prime Investment Money Market Fund, Wells Fargo Advantage Short Duration Government Bond Fund, Wells Fargo Advantage Short-Term Bond Fund, Wells Fargo Advantage Short-Term High Yield Bond Fund, Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Small Cap Disciplined Fund, Wells Fargo Advantage Small Cap Growth Fund, Wells Fargo Advantage Small Cap Value Fund, Wells Fargo Advantage Small Mid/Cap Value Fund, Wells Fargo Advantage Specialized Financial Services Fund, Wells Fargo Advantage Strategic Income Fund, Wells Fargo Advantage Treasury Plus Money Market Fund, Wells Fargo Advantage Ultra Short-Term Income Fund, Wells Fargo Advantage Ultra Short-Term Municipal Income Fund, Wells Fargo Advantage U.S. Value Fund, Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio, Wells Fargo Advantage Wisconsin Tax-Free Fund and Wells Fargo Advantage 100% Treasury Money Market Fund.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

     The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business and does not hold shareholder meetings unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

SHAREHOLDERS SHARING AN ADDRESS

     To help keep expenses low, the Trust is permitted to mail only one copy of the Notice of Internet Availability of Proxy Materials or this Proxy Statement to a household even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 1-800-222-8222.

                                                                      APPENDIX A

                             WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST
                          (COLLECTIVELY, THE "TRUSTS")

                      CHARTER OF THE GOVERNANCE COMMITTEES

          I.   GOVERNANCE COMMITTEE MEMBERSHIP

The Governance Committee of each Trust (the "Committee") shall be composed of all independent trustees of that Trust.

BOARD NOMINATIONS AND FUNCTIONS

     1. The Committee shall make nominations for all independent trustee membership on the Board of Trustees of each Trust. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940.

               a. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

               b. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. APPENDIX A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted in accordance with APPENDIX A will not be considered by the Committee.

     2. Process for evaluating potential conflicts of interest of Trustee candidates.

               a. As a threshold matter, the background of a candidate to serve as an Independent Trustee must be reviewed to confirm that the person meets the technical requirements for being a non-interested Trustee under the Investment Company Act of 1940.

               b. In addition to satisfying the applicable technical requirements (as reflected in the questions in the Trustees' and Officers' Questionnaire completed by each current and prospective Trustee), the candidate's business and personal connections must not create any actual or potential impairment to the person's independence with respect to the Funds.

               c. With respect to any candidate, senior management must be asked to respond to the following question: Under what circumstances could the presence of this person in the boardroom affect senior management's candor with the Board? Senior management should explain in sufficient detail how they believe this person's involvement could affect the free flow of information in the boardroom so that the Independent Trustees can take this factor into account in evaluating the merits of the candidate.

               d. If, after joining the Board, a Trustee's business connections change, the Trustee must report the change promptly to the Independent Trustees and their counsel so that an assessment of the Trustee's continuing independence can be made. If an Independent Trustee becomes an "interested person" under the Investment Company Act as a result of a change of affiliation or otherwise, the Trustee will promptly resign if the status cannot be reverted within a reasonable period of time.

               e. If a Trustee is associated with an investment advisory firm and the business of that firm changes, or the firm implements a new investment strategy or style that is materially different from the strategy or style that was utilized at the time the Trustee joined the Board, the Trustee must report the change promptly to the Independent Trustees and their counsel. In addition, senior management will be asked to respond to the question set out in paragraph 2 c above so that the Independent Trustees can determine whether the continued service of the individual may reasonably have an impact on the continuing effectiveness of the Board. In the event that a majority of the Independent Trustees (excluding the affected Trustee) determine in their reasonable judgment that the continued service of the affected Trustee could reasonably affect the free flow of information in the boardroom and thereby potentially adversely affect the effectiveness of the Board, the affected Trustee will resign promptly from the Board.

               f.   Disqualifying factors:

                         i. No candidate shall be selected for membership on the Board if that candidate serves on the board of any registered investment company outside of the Wells Fargo Advantage Funds family. If any existing Trustee were to accept a position on the board of such other registered investment company, such Trustee shall promptly resign from membership on the Board.

                         ii. No candidate shall be selected for membership on the Board if that candidate serves as an officer, partner, employee or in any similar capacity with a firm that serves as an investment adviser, sub-adviser or principal distributor of any registered investment company outside of the Wells Fargo Advantage Funds family. If any existing Trustee were to accept such a position with such a firm, such Trustee shall promptly resign from membership on the Board. Similarly, if a candidate serves in such a capacity for a firm in the investment business, but that firm currently does NOT serve as an investment adviser, sub-adviser or principal distributor for any such registered investment company, such candidate should be selected only upon the express agreement that he or she would resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Advantage Funds family.

     3.   Managing potential conflicts of interest on an on-going basis:

               a. Each Trustee will be required to provide to the Funds and to keep current a list of all companies, public or private, with which the Trustee, directly or indirectly, has a business connection ("Identified Companies"). Identified Companies include a Trustee's employer, as well as any company of which the Trustee is a director or officer or a 5% or more shareholder. If an Independent Trustee is an employee of an investment advisory firm that has filed a
                    Schedule 13G or 13D with respect to a particular issuer and/or that has a board designee with respect to an issuer, each such issuer would be an Identified Company. (Generally speaking, Schedules 13G and 13D are filed by beneficial owners who hold 5% or more of the outstanding equity securities of public companies.)

               b. Prior to each Board meeting, management should provide to each portfolio manager who will make a presentation a copy of the biographies of each Trustee, as well as a list of all Identified Companies.

               c. The written and oral presentations of portfolio managers to the Trustees should be informative and complete. However, portfolio managers should avoid unnecessarily discussing views and intentions with respect to particular issuers. In the event that they do discuss particular issuers with the Trustees, the Trustees should be reminded that their duties of confidentiality and loyalty prevent them from disclosing or trading on this information.

               d. Trustees may be subject to duties of confidentiality and loyalty to other companies, for example as a result of employment or service on another board of directors. The Trustees should be reminded that their obligation to comply with any applicable duty of confidentiality, including any such duty imposed by Regulation FD (which restricts selective disclosure of information by public companies), should not be breached at a Fund Board meeting. In that regard, if a Trustee possesses non-public information involving one or more companies and that knowledge is subject to a duty of confidentiality to another person, the Trustee is not expected to, and should not, disclose that information.

               e. The Funds' proxy voting policies and procedures should be amended to cover Identified Companies under the conflict procedures.

               f. At the same time that each Trustee provides quarterly certification under the Funds' Code of Ethics, each Trustee will also be required to certify that the Trustee has not disclosed to any person, or acted upon, any information contained in Board materials or discussed at Board meetings within seven days before or after any Board meeting; provided that this fourteen day period is not intended to release any Trustee from any duty of confidentiality or loyalty that otherwise applies to the Trustee with respect to the Funds.

               g. No Trustee shall solicit management of the Funds to make any political or charitable contribution.

     4. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the Board.

     5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. Those skills and criteria have been outlined in a separate document (Criteria for Wells Fargo Mutual Fund Board Membership).

     6. The Committee shall periodically review trustee compensation and shall recommend any appropriate compensation changes to the independent trustees as a group.

TRUSTEE ATTENDANCE POLICY

     1. All Trustees are required to attend all meetings of the Board substantially in their entirety unless an absence is excused pursuant to a resolution adopted by a majority of the Members of the Boards' Governance Committees.

     2. Any Trustee accumulating a total of two unexcused absences (with an "absence" including attending less than the substantial entirety of a meeting) within any consecutive 24-month period (considered retrospectively) shall be deemed to have resigned as a Trustee of Funds Trust, Variable Trust and Master Trust effective as of the end of the calendar month of the last unexcused absence.

     COMMITTEE NOMINATIONS AND FUNCTIONS

     1. The Committee shall propose nominations for membership on all committees and shall review committee assignments at least annually.

     2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

ADVISORY TRUSTEES

     1. The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the Investment Company Act of 1940 ("Advisory Trustees"). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a "non-interested" Trustee under the Investment Company Act of 1940 and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Any Advisory Trustee may resign at any time.

     2. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees shall be invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but shall not have a vote upon any matter presented to the Board or any committee of the Board. An Advisory Trustee shall have no power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trusts. Advisory Trustees may be assigned other responsibilities from time-to-time by the Committee or the Board, but only to the extent that such responsibilities are advisory in nature and consistent with Section 2(a)(1) of the Investment Company Act of 1940.

     3. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trusts and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trusts.

     4. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

     5. Advisory Trustees shall be subject to the conflict of interest provisions set forth in this Charter and shall comply with all provisions of the Trusts' Code of Ethics that apply to non-interested Trustees.

     OTHER POWERS AND RESPONSIBILITIES

     1. The Committee shall monitor the performance of legal counsel employed by the Funds and the independent trustees, and shall be responsible for the supervision of counsel for the independent trustees.

     2. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Wells Fargo Advantage Fund(s).

     3. The Committee shall review this Charter at least annually and recommend changes to the Board.

                                                                      Appendix A

            Procedures for Shareholders to Submit Nominee Candidates

          A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

     2. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

          The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust);
     (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and
     (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

     Date of most recent Committee approval and amendment: November 14, 2008

                                                                      APPENDIX B

     The table appearing below sets forth for the two most recently completed fiscal years of the Funds, the fees billed by KPMG for all audit and non-audit services rendered on behalf of the Funds:

                                     AUDIT-
FISCAL YEAR ENDED    AUDIT FEES   RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------    ----------   ------------   --------   --------------
February 29, 2008    $1,913,660        $0        $313,100         $0
February 28, 2007    $1,803,500        $0        $288,800         $0
May 31, 2008         $1,926,450        $0        $314,520         $0
May 31, 2007         $1,826,800        $0        $288,805         $0
June 30, 2008        $1,917,160        $0        $315,475         $0
June 30, 2007        $1,838,000        $0        $289,735         $0
July 31, 2008        $1,852,760        $0        $312,400         $0
July 31, 2007        $1,848,250        $0        $290,630         $0
September 30, 2008   $1,820,330        $0        $311,970         $0
September 30, 2007   $1,857,600        $0        $290,630         $0
October 31, 2008     $1,816,750        $0        $313,285         $0
October 31, 2007     $1,872,500        $0        $297,405         $0
December 31, 2008    $1,870,850        $0        $308,765         $0
December 31, 2007    $1,872,500        $0        $297,405         $0

     The table appearing below sets forth fees billed by KPMG that were required to be approved by the Audit Committee for all non-audit services rendered on behalf of the Funds' investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to the Trust ("Fund Service Providers") that related directly to the operations and financial reporting of the Trust for the two most recently completed fiscal years of the Funds. These services included for certain Funds SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian and securities lending agent.

                        AUDIT-
FISCAL YEAR ENDED    RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------    ------------   --------   --------------
February 29, 2008         $0           $0         $120,000
February 28, 2007         $0           $0         $170,000
May 31, 2008              $0           $0         $120,000
May 31, 2007              $0           $0         $170,000
June 30, 2008             $0           $0         $190,000
June 30, 2007             $0           $0         $170,000
July 31, 2008             $0           $0         $190,000
July 31, 2007             $0           $0         $170,000
September 30, 2008        $0           $0         $190,000
September 30, 2007        $0           $0         $170,000
October 31, 2008          $0           $0         $215,000
October 31, 2007          $0           $0         $170,000
December 31, 2008         $0           $0         $215,000
December 31, 2007         $0           $0         $170,000

     During the periods indicated in the tables above, no services relating to the "Audit-Related Fees," "Tax Fees" and "All Other Fees" disclosed above were approved by the Audit Committee pursuant to the DE MINIMIS exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     The table appearing below sets forth the aggregate fees billed by KPMG for non-audit services rendered to the Funds, their investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and Fund Service Providers for the two most recently completed fiscal years of the Funds. These services included for certain Funds SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian and securities lending agent, procedure reviews for pending mergers associated with fund reorganizations, examinations of securities pursuant to rule 206(4)-2 under the Investment Advisers Act of 1940, and reviews relating to fund mergers.

FISCAL YEAR ENDED    AGGREGATE NON-AUDIT FEES
-----------------    ------------------------
February 29, 2008          $14,505,298
February 28, 2007          $ 6,339,011
May 31, 2008               $15,513,204
May 31, 2007               $ 7,296,361
June 30, 2008              $10,377,985
June 30, 2007              $11,847,425
July 31, 2008              $10,140,075
July 31, 2007              $11,941,391
September 30, 2008         $ 9,029,914
September 30, 2007         $12,442,381
October 31, 2008           $ 8,097,487
October 31, 2007           $12,226,681
December 31, 2008          $ 6,773,804
December 31, 2007          $13,771,279

                                                                      APPENDIX C

OUTSTANDING SHARES

     As of the Record Date, each class of each Fund of the Trust had the following number of shares outstanding:

                                                    NUMBER OF SHARES      TOTAL NUMBER OF SHARES
NAME OF FUND/CLASS                                OUTSTANDING PER CLASS        OUTSTANDING
------------------                                ---------------------   ----------------------
100% Treasury Money Market Fund                                             10,452,864,969.985
   Class A                                             329,187,765.555
   Service Class                                    10,123,677,204.430
Aggressive Allocation Fund                                                      16,614,674.094
   Administrator Class                                  16,614,674.094
Asia Pacific Fund                                                               42,449,316.935
   Class A                                               5,204,544.665
   Class C                                                 128,704.658
   Investor Class                                       37,116,067.612
Asset Allocation Fund                                                           48,803,241.705
   Class A                                              42,345,737.286
   Class B                                               2,521,843.843
   Class C                                               2,105,314.190
   Administrator Class                                   1,830,346.386
C&B Large Cap Value Fund                                                        65,495,887.932
   Class A                                               4,895,409.591
   Class B                                               1,584,694.912
   Class C                                               1,124,423.146
   Administrator Class                                  33,953,575.009
   Institutional Class                                   3,564,827.102
   Investor Class                                       20,372,958.172
C&B Mid Cap Value Fund                                                          21,328,549.491
   Class A                                               1,570,090.973
   Class B                                                 450,487.571
   Class C                                                 545,386.529
   Administrator Class                                   1,157,974.782
   Institutional Class                                   2,887,880.352
   Investor Class                                       14,716,729.284
California Limited-Term Tax-Free Fund                                            8,906,538.600
   Class A                                               3,821,709.099
   Class C                                                 432,386.781
   Administrator Class                                   4,652,442.720
California Tax-Free Fund                                                        46,008,438.133
   Class A                                              34,353,396.548
   Class B                                               1,631,943.883
   Class C                                               2,558,609.294
   Administrator Class                                   7,464,488.408
California Tax-Free Money Market Fund                                        5,064,257,779.764
   Class A                                           3,726,632,236.934
   Institutional Class                                 348,366,496.940
   Service Class                                       989,259,045.890
California Tax-Free Money Market Trust                                         752,437,200.900
Capital Growth Fund                                                            102,525,727.710
   Class A                                               1,951,201.337
   Class C                                                 541,983.541

                                                    NUMBER OF SHARES      TOTAL NUMBER OF SHARES
NAME OF FUND/CLASS                                OUTSTANDING PER CLASS        OUTSTANDING
------------------                                ---------------------   ----------------------
   Administrator Class                                  46,322,172.140
   Institutional Class                                  33,764,168.344
   Investor Class                                       19,946,202.348
Cash Investment Money Market Fund                                           19,939,249,159.061
   Administrator Class                               1,422,727,648.410
   Institutional Class                               8,985,105,382.400
   Select Class                                      3,192,649,828.520
   Service Class                                     6,338,766,299.731
Colorado Tax Free Fund                                                           9,243,439.679
   Class A                                               4,639,011.465
   Class B                                                 195,528.638
   Class C                                                  59,221.225
   Administrator Class                                   4,349,678.351
Common Stock Fund                                                               53,317,995.491
   Class A                                               6,790,193.503
   Class B                                               1,248,108.703
   Class C                                                 844,188.397
   Investor Class                                       44,435,504.888
Conservative Allocation Fund                                                    25,290,730.126
   Administrator Class                                  25,290,730.126
CoreBuilder Shares - Series G                                                    1,004,650.000
CoreBuilder Shares - Series M                                                      512,030.000
Discovery Fund                                                                  20,330,339.576
   Class A                                                 436,654.509
   Class C                                                  99,595.322
   Administrator Class                                   5,660,404.936
   Institutional Class                                   1,909,304.751
   Investor Class                                       12,224,380.058
Diversified Bond Fund                                                            1,888,847.272
   Administrator Class                                   1,888,847.272
Diversified Equity Fund                                                         30,776,337.115
   Class A                                               3,628,034.161
   Class B                                                 724,243.484
   Class C                                                 140,993.730
   Administrator Class                                  26,283,065.740
Dow Jones Target 2010 Fund                                                      39,320,704.533
   Class A                                               3,911,562.244
   Class B                                                 449,860.033
   Class C                                                 251,098.802
   Administrator Class                                  11,194,070.905
   Institutional Class                                  22,598,532.082
   Investor Class                                          915,580.467
Dow Jones Target 2015 Fund                                                       5,120,503.818
   Administrator Class                                   1,636,878.232
   Institutional Class                                   2,470,798.524
   Investor Class                                        1,012,827.062
Dow Jones Target 2020 Fund                                                      69,268,047.393
   Class A                                               6,495,676.499
   Class B                                                 605,593.034
   Class C                                                 196,206.514
   Administrator Class                                  20,955,912.235
   Institutional Class                                  39,602,467.733

                                                    NUMBER OF SHARES      TOTAL NUMBER OF SHARES
NAME OF FUND/CLASS                                OUTSTANDING PER CLASS        OUTSTANDING
------------------                                ---------------------   ----------------------
   Investor Class                                        1,412,191.378
Dow Jones Target 2025 Fund                                                       6,130,958.151
   Administrator Class                                   1,463,254.675
   Institutional Class                                   3,424,160.919
   Investor Class                                        1,243,542.557
Dow Jones Target 2030 Fund                                                      47,736,862.812
   Class A                                               5,365,665.274
   Class B                                                 400,318.429
   Class C                                                 149,939.436
   Administrator Class                                  13,181,503.404
   Institutional Class                                  27,345,142.164
   Investor Class                                        1,294,294.105
Dow Jones Target 2035 Fund                                                       3,702,193.550
   Administrator Class                                     710,319.134
   Institutional Class                                   1,940,713.133
   Investor Class                                        1,051,161.283
Dow Jones Target 2040 Fund                                                      30,604,684.163
   Class A                                               7,938,783.144
   Class B                                                 461,971.101
   Class C                                                 165,915.583
   Administrator Class                                   7,798,013.036
   Institutional Class                                  13,581,654.825
   Investor Class                                          658,346.474
Dow Jones Target 2045 Fund                                                       1,703,078.785
   Administrator Class                                     277,933.362
   Institutional Class                                   1,227,359.638
   Investor Class                                          197,785.785
Dow Jones Target 2050 Fund                                                       5,431,081.625
   Administrator Class                                   1,641,462.691
   Institutional Class                                   3,643,828.524
   Investor Class                                          145,790.410
Dow Jones Target Today Fund                                                     16,502,711.979
   Class A                                               2,350,899.272
   Class B                                                 482,170.896
   Class C                                                 546,394.968
   Administrator Class                                   4,644,338.330
   Institutional Class                                   7,596,438.318
   Investor Class                                          882,470.195
Emerging Growth Fund                                                               408,911.952
   Class A                                                   1,713.192
   Class C                                                   1,060.445
   Administrator Class                                       7,015.964
   Institutional Class                                       1,060.445
   Investor Class                                          398,061.906
Emerging Markets Equity Fund                                                     4,832,228.235
   Class A                                               3,871,700.922
   Class B                                                 120,671.415
   Class C                                                  54,955.852
   Administrator Class                                     784,900.046
Endeavor Select Fund                                                           167,644,915.103
   Class A                                              24,151,970.842
   Class B                                                 820,246.345

                                                    NUMBER OF SHARES      TOTAL NUMBER OF SHARES
NAME OF FUND/CLASS                                OUTSTANDING PER CLASS        OUTSTANDING
------------------                                ---------------------   ----------------------
   Class C                                               1,366,804.955
   Administrator Class                                  29,113,119.891
   Institutional Class                                 112,192,773.070
Enterprise Fund                                                                 10,601,087.044
   Class A                                                  37,382.772
   Class C                                                   7,021.639
   Administrator Class                                     678,125.086
   Institutional Class                                   4,720,490.692
   Investor Class                                        5,158,066.855
Equity Income Fund                                                              12,146,496.476
   Class A                                               7,401,548.184
   Class B                                                 514,773.801
   Class C                                                 143,842.539
   Administrator Class                                   4,086,331.952
Equity Value Fund                                                               22,369,394.323
   Class A                                                 379,552.803
   Class B                                                 106,838.093
   Class C                                                  82,644.608
   Administrator Class                                  15,664,985.672
   Institutional Class                                   6,135,373.147
Government Money Market Fund                                                48,534,541,204.721
   Class A                                           1,196,577,530.755
   Administrator Class                               1,801,524,261.320
   Institutional Class                              39,303,902,057.890
   Service Class                                     6,232,537,354.756
Government Securities Fund                                                     175,573,579.144
   Class A                                              17,857,531.598
   Class B                                                 648,534.819
   Class C                                               1,230,195.460
   Administrator Class                                  29,655,616.454
   Institutional Class                                  26,409,246.110
   Investor Class                                       99,772,454.703
Growth Fund                                                                     56,297,318.119
   Class A                                               1,357,869.703
   Class C                                                  56,772.532
   Administrator Class                                   8,103,995.719
   Institutional Class                                  10,175,902.576
   Investor Class                                       36,602,777.589
Growth Balanced Fund                                                            52,656,629.346
   Class A                                               2,203,605.257
   Class B                                               1,171,626.157
   Class C                                                 396,200.318
   Administrator Class                                  48,885,197.614
Growth Equity Fund                                                              14,913,947.121
   Class A                                               1,821,488.321
   Class B                                                 312,721.465
   Class C                                                  76,794.407
   Administrator Class                                  11,892,020.646
   Institutional Class                                     810,922.282
Heritage Money Market Fund                                                  10,008,399,572.900
   Administrator Class                                 681,694,837.890
   Institutional Class                               4,831,059,929.070

                                                    NUMBER OF SHARES      TOTAL NUMBER OF SHARES
NAME OF FUND/CLASS                                OUTSTANDING PER CLASS        OUTSTANDING
------------------                                ---------------------   ----------------------
   Select Class                                      4,495,644,805.940
High Income Fund                                                                50,039,278.151
   Class A                                               6,048,951.454
   Class B                                                 464,484.764
   Class C                                                 497,660.905
   Institutional Class                                   9,711,670.488
   Investor Class                                       16,930,517.821
Income Plus Fund                                                                33,653,285.432
   Class A                                               6,048,951.454
   Class B                                                 464,484.764
   Class C                                                 497,660.905
   Institutional Class                                   9,711,670.488
   Investor Class                                       16,930,517.821
Index Fund                                                                      39,353,458.958
   Class A                                               5,236,882.747
   Class B                                                 221,732.119
   Administrator Class                                  31,188,260.247
   Investor Class                                        2,706,583.845
Inflation-Protected Bond Fund                                                    6,560,841.527
   Class A                                               2,963,870.452
   Class B                                                 656,648.048
   Class C                                               1,035,785.658
   Administrator Class                                   1,904,537.369
Intermediate Tax/AMT-Free Fund                                                  50,040,790.645
   Class A                                               7,505,985.485
   Class C                                                 674,532.229
   Administrator Class                                   1,197,330.885
   Institutional Class                                      38,395.281
   Investor Class                                       40,624,546.765
International Core Fund                                                            577,909.951
   Class A                                                 311,565.263
   Class B                                                 137,930.935
   Class C                                                  52,772.484
   Administrator Class                                      75,641.269
International Equity Fund                                                       40,888,164.407
   Class A                                               3,569,137.669
   Class B                                                 284,720.013
   Class C                                                  99,725.142
   Administrator Class                                  25,828,421.459
   Institutional Class                                   6,460,549.791
   Investor Class                                        4,645,610.333
International Value Fund                                                        18,605,988.085
   Class A                                               1,926,302.936
   Class B                                                  63,235.256
   Class C                                                  56,152.547
   Administrator Class                                  16,482,419.154
   Institutional Class                                      77,878.192
Large Cap Appreciation Fund                                                      8,882,418.459
   Class A                                                 921,102.811
   Class B                                                 177,847.100
   Class C                                                  60,159.067
   Administrator Class                                   7,013,594.760

                                                    NUMBER OF SHARES      TOTAL NUMBER OF SHARES
NAME OF FUND/CLASS                                OUTSTANDING PER CLASS        OUTSTANDING
------------------                                ---------------------   ----------------------
   Institutional Class                                     709,714.721
Large Cap Growth Fund                                                           12,939,889.346
   Investor Class                                       12,939,889.346
Large Company Core Fund                                                         14,412,541.328
   Class A                                                 442,722.111
   Class B                                                 110,847.963
   Class C                                                  72,118.590
   Administrator Class                                      43,994.572
   Institutional Class                                   1,028,913.467
   Investor Class                                       12,713,944.625
Large Company Growth Fund                                                       19,828,147.566
   Class A                                               4,997,775.422
   Class B                                                 482,382.189
   Class C                                                 144,532.620
   Administrator Class                                  11,667,398.629
   Institutional Class                                     940,563.821
   Investor Class                                        1,595,494.885
Large Company Value Fund                                                        11,006,389.132
   Class A                                                   5,285.055
   Class C                                                     742.501
   Administrator Class                                      34,622.968
   Institutional Class                                         761.104
   Investor Class                                       10,964,977.504
Mid Cap Disciplined Fund                                                        40,964,685.799
   Class A                                                 167,954.592
   Class C                                                   6,267.908
   Administrator Class                                   6,046,919.773
   Institutional Class                                   8,062,245.838
   Investor Class                                       26,681,297.688
Mid Cap Growth Fund                                                             29,610,557.989
   Class A                                              17,008,224.855
   Class B                                                 661,595.423
   Class C                                                 498,591.818
   Administrator Class                                   5,175,208.456
   Institutional Class                                       1,904.762
   Investor Class                                        6,265,032.675
Minnesota Money Market Fund                                                    192,605,187.610
   Class A                                             192,605,187.610
Minnesota Tax-Free Fund                                                         17,145,543.147
   Class A                                               4,348,039.615
   Class B                                                 301,007.735
   Class C                                                 306,852.225
   Administrator Class                                  12,189,643.572
Moderate Balanced Fund                                                          22,151,348.714
   Class A                                                 460,545.039
   Class B                                                 125,700.338
   Class C                                                  89,622.014
   Administrator Class                                  21,475,481.323
Money Market Fund                                                           11,694,154,244.280
   Class A                                           9,418,643,865.342
   Class B                                           1,337,938,245.471
   Investor Class                                      937,572,133.467

                                                    NUMBER OF SHARES      TOTAL NUMBER OF SHARES
NAME OF FUND/CLASS                                OUTSTANDING PER CLASS        OUTSTANDING
------------------                                ---------------------   ----------------------
Money Market Trust                                                           2,289,178,134.610
Municipal Bond Fund                                                             69,436,163.829
   Class A                                              22,304,650.761
   Class B                                               1,058,549.845
   Class C                                               1,079,177.427
   Administrator Class                                  18,045,470.137
   Institutional Class                                       1,125.132
   Investor Class                                       26,947,190.527
Municipal Money Market Fund                                                    388,840,933.628
   Institutional Class                                  31,422,570.540
   Investor Class                                      357,418,363.088
National Tax-Free Money Market Fund                                          6,329,113,294.284
   Class A                                           1,720,051,912.860
   Administrator Class                                 573,128,154.084
   Institutional Class                               2,158,990,912.350
   Service Class                                     1,876,942,314.990
National Tax-Free Money Market Trust                                           417,070,235.660
Opportunity Fund                                                                42,285,646.456
   Class A                                                 859,391.979
   Class C                                                     297.974
   Administrator Class                                   4,264,087.624
   Investor Class                                       37,161,868.879
Overland Express Sweep Fund                                                  2,192,789,125.870
Prime Investment Money Market Fund                                           9,981,654,082.320
   Institutional Class                               8,527,748,822.150
   Service Class                                     1,453,905,260.170
Short Duration Government Bond Fund                                             51,915,716.480
   Class A                                               7,172,311.668
   Class B                                                 571,057.075
   Class C                                                 846,928.551
   Administrator Class                                  32,272,674.113
   Institutional Class                                  11,052,745.073
Short-Term Bond Fund                                                            40,815,362.692
   Class A                                               1,387,958.558
   Class C                                                   8,922.849
   Institutional Class                                   9,136,768.664
   Investor Class                                       30,281,712.621
Short-Term High Yield Bond Fund                                                 12,979,996.539
   Class A                                               6,012,589.393
   Class C                                                 105,292.496
   Investor Class                                        6,862,114.650
Short-Term Municipal Bond Fund                                                 100,552,137.752
   Class A                                              10,318,116.415
   Class C                                               1,013,029.482
   Institutional Class                                       1,060.279
   Investor Class                                       89,219,931.576
Small Cap Disciplined Fund                                                      25,350,550.140
   Class A                                                   6,862.326
   Class C                                                   2,418.276
   Administrator Class                                     606,748.672
   Institutional Class                                   5,765,516.653
   Investor Class                                       18,969,004.213

                                                    NUMBER OF SHARES      TOTAL NUMBER OF SHARES
NAME OF FUND/CLASS                                OUTSTANDING PER CLASS        OUTSTANDING
------------------                                ---------------------   ----------------------
Small Cap Growth Fund                                                           63,772,019.470
   Class A                                              15,218,798.184
   Class B                                                 612,180.762
   Class C                                                 612,035.675
   Administrator Class                                  19,147,661.404
   Institutional Class                                  25,549,020.316
   Investor Class                                        2,632,323.129
Small Cap Opportunities Fund                                                    23,922,456.378
   Administrator Class                                  23,922,456.378
Small Cap Value Fund                                                           125,682,041.711
   Class A                                              21,127,407.512
   Class B                                               3,075,114.682
   Class C                                               3,955,683.778
   Institutional Class                                  18,486,153.268
   Investor Class                                       79,037,682.471
Small Company Growth Fund                                                       15,262,594.291
   Class A                                                 119,965.421
   Class B                                                  19,204.347
   Class C                                                  18,659.536
   Administrator Class                                  12,170,496.129
   Institutional Class                                   2,934,268.858
Small Company Value Fund                                                        28,440,562.807
   Class A                                               3,119,166.792
   Class B                                                 465,512.632
   Class C                                                 166,034.403
   Administrator Class                                  24,689,848.980
Small/Mid Cap Value Fund                                                        15,702,729.220
   Class A                                               1,593,590.618
   Class C                                                 561,505.742
   Administrator Class                                   4,359,504.750
   Institutional Class                                     813,260.761
   Investor Class                                        8,374,867.349
Social Sustainability Fund                                                         101,579.231
   Class A                                                   2,579.231
   Class C                                                   1,000.000
   Administrator Class                                      98,000.000
Specialized Financial Services Fund                                             60,830,458.734
   Class A                                              59,909,612.077
   Class B                                                 552,284.263
   Class C                                                 368,562.394
Specialized Technology Fund                                                     33,177,346.902
   Class A                                              20,742,489.828
   Class B                                                 672,950.318
   Class C                                                 846,819.670
   Investor Class                                       10,915,087.086
Stable Income Fund                                                              29,247,209.107
   Class A                                               3,626,373.061
   Class B                                                 151,412.613
   Class C                                                 355,514.769
   Administrator Class                                  25,113,908.664
Strategic Income Fund                                                            2,809,286.073
   Class A                                               1,887,458.596

                                                    NUMBER OF SHARES      TOTAL NUMBER OF SHARES
NAME OF FUND/CLASS                                OUTSTANDING PER CLASS        OUTSTANDING
------------------                                ---------------------   ----------------------
   Class B                                                 596,151.247
   Class C                                                 325,676.230
Strategic Small Cap Value Fund                                                      75,493.813
   Class A                                                  35,833.376
   Class C                                                  38,617.487
   Administrator Class                                       1,042.950
Total Return Bond Fund                                                         108,929,660.186
   Class A                                               5,333,723.222
   Class B                                                 894,085.668
   Class C                                                 473,336.556
   Administrator Class                                  66,063,050.969
   Institutional Class                                  35,702,039.963
   Investor Class                                          463,423.808
Treasury Plus Money Market Fund                                             10,684,372,402.281
   Class A                                           2,866,508,552.651
   Administrator Class                                 109,608,996.940
   Institutional Class                               6,452,901,927.640
   Service Class                                     1,255,352,925.050
U.S. Value Fund                                                                 12,522,531.205
   Class A                                                 110,238.400
   Class B                                                 161,867.863
   Class C                                                  86,695.350
   Administrator Class                                   9,976,955.569
   Investor Class                                        2,186,774.023
Ultra Short-Term Income Fund                                                    73,376,045.562
   Class A                                               5,443,682.510
   Class C                                                 253,102.371
   Administrator Class                                   5,371,861.305
   Institutional Class                                   3,675,347.844
   Investor Class                                       58,632,051.532
Ultra Short-Term Municipal Income Fund                                         287,060,699.023
   Class A                                              76,754,913.199
   Class C                                               4,061,490.388
   Institutional Class                                  30,963,869.537
   Investor Class                                      175,280,425.899
WealthBuilder Conservative Allocation Portfolio                                 17,013,142.935
WealthBuilder Equity Portfolio                                                  14,086,913.242
WealthBuilder Growth Allocation Portfolio                                       17,674,547.044
WealthBuilder Growth Balanced Portfolio                                         53,938,977.102
WealthBuilder Moderate Balanced Portfolio                                       23,446,110.011
WealthBuilder Tactical Equity Portfolio                                         35,947,408.162
Wisconsin Tax-Free Fund                                                          9,235,412.194
   Class A                                                 338,507.887
   Class C                                                 600,361.431
   Investor Class                                        8,296,542.876

PRINCIPAL SHAREHOLDERS

     The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund or class of each Fund. The following persons are the only persons who owned of record more than 5% of the outstanding shares of each Fund or class of each Fund as of November 30, 2008. Except as may be identified below, to the knowledge of WELLS FARGO ADVANTAGE FUNDS, no person with record ownership of more than 5% of a class of a Fund as of November 30, 2008 is known by the Trust to have beneficial ownership of such shares. Shareholders who have ownership with respect to 5% or more of the outstanding shares of a class of a Fund may not have ownership with respect to 5% or more of the outstanding shares of the Trust.

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
100% TREASURY MONEY MARKET FUND
   Class A                                  Wells Fargo Investments, LLC                             279,875,695.4300     76.40%
                                            C/O Chris Robinson
                                            625 Marquette Ave Fl 12
                                            Minneapolis MN 55402-2308

   Service Class                            Wells Fargo Bank NA                                    5,958,447,343.7300     56.83%
                                            Attn Cash Sweep
                                            MAC-N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                     2,819,265,134.2200     26.89%
                                            Attn Sean O'Farrell
                                            608 2nd Ave S
                                            #N9303-054
                                            Minneapolis MN 55479-0001

AGGRESSIVE ALLOCATION FUND

   Administrator Class                      Wells Fargo Bank NA FBO                                    2,170,978.1060     13.01%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wachovia Bank FBO                                          3,662,694.9810     21.94%
                                            Various Retirement
                                            Plans 1525
                                            West Wt Harris Blvd
                                            Charlotte NC 28288-0001

                                            Wells Fargo Bank NA FBO                                    8,751,159.5360     52.42%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

ASIA PACIFIC FUND

   Class A                                  Northern Trust Company                                     1,960,783.3510     37.29%
                                            FBO Grand Trunk
                                            PO Box 92956
                                            Chicago IL 60675-0001

                                            Charles Schwab & Co Inc                                      685,286.9330     13.03%
                                            Special Custody Account FBO Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Funds Management LLC                           2,214,908.6130     42.13%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Menomonee Fls WI 53051-4400

   Class C                                  American Enterprise Investment Services                       38,411.5790     28.66%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Citigroup Global Markets Inc                                  20,508.6140     15.30%
                                            333 West 34th Street - 3rd Floor
                                            New York NY 10001-2402

   Investor Class                           Nationwide Trust Company FSB                               2,493,533.2980      6.65%
                                            C/O IPO Portfolio Accounting
                                            PO Box 182029
                                            Columbus OH 43218-2029

                                            Charles Schwab & Co Inc                                    9,792,503.7190     26.12%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

ASSET ALLOCATION FUND

   Class A                                  None

   Class B                                  American Enterprise Investment Services                      202,622.6230      7.73%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  MLPF&S for the Sole Benefit                                  160,214.2500      7.60%
                                            Of Its Customers
                                            Attn Mutual Fund
                                            Administration
                                            4800 Deer Lake Dr E Fl 3 Jacksonville
                                            FL 32246-6484

   Administrator Class                      Wells Fargo Bank NA, FBO                                     639,913.9090     33.31%
                                            Stagecoach Balanced Fd Cl I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,208,614.8060     62.91%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

C&B LARGE CAP VALUE FUND

   Class A                                  American Enterprise Investment Services                      561,718.6730     11.17%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class B                                  American Enterprise Investment Services                      463,106.2180     28.81%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                      201,023.2720     17.80%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Administrator Class                      Penfirn & Co                                               2,565,526.9170      7.48%
                                            PO Box 3327
                                            Omaha NE 68103-0327

                                            Wells Fargo Bank NA FBO                                    3,358,686.5390      9.80%
                                            Omnibus Account - Reinvest/Reinvest
                                            PO Box 1533

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------

                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                   12,259,381.7120     35.76%
                                            Omnibus Account - Cash/Cash
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    3,617,062.8010     10.55%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Funds Management LLC                           7,384,297.0590     21.54%
                                            Exclusive Benefit of Its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Fls WI 53051-4400

                                            Wells Fargo Bank West Ttee FBO                             1,785,238.8480      5.21%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Wachovia Bank                                                976,221.3920     27.44%
                                            1525 West Wt Harris Blvd - NC1151
                                            Charlotte NC 28288-0001

                                            Saxon & Co                                                   395,708.0910     11.12%
                                            PO Box 7780-1888
                                            Philadelphia PA 19182-0001

                                            Natexis Banques Populaires                                   591,982.5390     16.64%
                                            Attn: Sct Comptabilite Titres
                                            10 Rue Des Roquemonts
                                            14099 Caen Cedex 9
                                            France

                                            State Street Bank & Trust Co Cust                            566,368.3530     15.92%
                                            Citistreet Core Market
                                            1 Heritage Dr
                                            Quincy Ma 02171-2105

                                            Central New York Community                                   974,309.7940     27.38%
                                            Foundation Inc
                                            500 S Salina St Ste 428
                                            Syracuse NY 13202-3314

   Investor Class                           Charles Schwab & Co Inc                                   14,731,558.6810     71.76%
                                            Reinvest Account
                                            Attn Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

C&B MID CAP VALUE FUND

   Class A                                  American Enterprise Investment Services                      160,522.9060      9.98%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Counsel Trust Co FBO FTJFC                                    89,816.2360      5.58%
                                            336 Fourth Ave 5th
                                            Floor
                                            The Times Building
                                            Pittsburgh PA 15222-2004

   Class B                                  American Enterprise Investment Services                      150,521.2840     32.68%
                                            PO Box 9446

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment                                89,040.4970     16.10%
                                            Services FBO
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Administrator Class                      The Nightingale Bamford School                               146,247.8580     12.55%
                                            Prime Buchholz & Assoc NBS
                                            20 E 92nd St
                                            New York NY 10128-0660

                                            Wells Fargo Bank NA FBO                                      232,889.9500     19.98%
                                            Omnibus Account - Cash/Cash
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Patterson & Co                                               168,701.0570     14.48%
                                            FBO NECA-IBEW Local Union 35
                                            Pension Fund
                                            NC-1151
                                            1525 West Wt Harris Blvd
                                            Charlotte NC 28288-0001

                                            Wells Fargo Bank NA FBO                                       60,534.5720      5.19%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            SEI Private Trust Co                                          79,716.3870      6.84%
                                            C/O Mellon Bank ID
                                            One Freedom Valley Dr
                                            Oaks PA 19456

                                            National City Bank Ttee                                      166,863.0760     14.32%
                                            Lexington Theological Seminary Coll
                                            Trust Mutual Funds
                                            PO Box 94984
                                            Cleveland OH 44101-4984

                                            NFS LLC FEBO                                                  66,464.2430      5.70%
                                            US Bank National Association
                                            PO Box 1787
                                            Attn Mutual Funds
                                            Milwaukee WI 53201-1787

   Institutional Class                      NFS LLC FEBO                                                 155,360.5050      5.36%
                                            FIIOC As Agent For
                                            Qualified Employee Benefit
                                            Plans (401k) FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY 41015-1987

                                            Colorado County Officials &                                  532,473.0830     18.38%
                                            Employee Retirement Assn Trustee
                                            FBO CCOERA 401A and 457 Plan
                                            C/O Great West
                                            8515 E Orchard Rd 2t2
                                            Greenwood Village CO 80111-5002

                                            Mercer Trust Company Ttee FBO                                722,626.9070     24.94%
                                            Rio Tinto America Inc
                                            Savings Plan

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            1 Investors Way MSC N-1-E
                                            Norwood MA 02062-1599

                                            Wells Fargo Bank NA FBO                                      645,786.8220     22.29%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      179,548.1670      6.20%
                                            Adecco Inc NQ Plan
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            NFS LLC FEBO                                                 478,843.5120     16.53%
                                            US Bank National Association
                                            PO Box 1787
                                            Attn Mutual Funds
                                            Milwaukee WI 53201-1787

   Investor Class                           Charles Schwab & Co Inc                                    6,526,716.8290     41.63%
                                            Reinvest Account
                                            Attn Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            State Street Bank & Trust Co Cust                            857,832.4370      5.47%
                                            Citistreet Core Market
                                            1 Heritage Dr
                                            Quincy MA 02171-2105

                                            National Financial Serv LLC                                5,422,638.9810     34.59%
                                            Exclusive Benefit of Our Cust
                                            Attn Mutual Funds Dept 5th Fl
                                            200 Liberty St
                                            One World Financial Center
                                            New York NY 10281-1003

CALIFORNIA LIMITED-TERM TAX-FREE FUND

   Class A                                  MLPF&S for the Sole Benefit                                  276,624.8330      7.20%
                                            Of Its Customers
                                            Attn Mutual Fund
                                            Administration
                                            4800 Deer Lake Dr E Fl 3 Jacksonville
                                            FL 32246-6484

                                            Wells Fargo Brokerage Services, LLC                          334,826.1870      8.72%
                                            Northstar Building East - 9th
                                            Floor
                                            608 Second Avenue, South
                                            Minneapolis MN 55402-1916

                                            Wells Fargo Investments LLC                                  214,824.3230      5.59%
                                            625 Marquette Ave S 13th
                                            Floor
                                            Minneapolis MN 55402-2323

   Class C                                  MLPF&S For the Sole Benefit                                   43,150.2640      9.84%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

                                            Wells Fargo Investments LLC                                   35,936.6960      8.20%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            Charles Schwab & Co Inc                                       33,907.4730      7.73%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Special Custody Account FBO Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Administrator Class                      Wells Fargo Bank NA, FBO                                   2,428,051.0570     56.56%
                                            Wells Fargo CA Ltd Trm Tx Fr Omnibus
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Investments LLC                                  300,781.5550      7.01%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

CALIFORNIA TAX-FREE FUND

   Class A                                  None

   Class B                                  None

   Class C                                  MLPF&S For the Sole Benefit                                  180,248.7330      6.98%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Wells Fargo Bank NA, FBO                                   3,921,133.7310     52.06%
                                            Wells Fargo CA Tax-Free Bd Fd Cl I
                                            Attn: Mutual Fund Operations
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                     475,685.3850      6.32%
                                            Wells Fargo CA Tax-Free Bd Fd Cl I
                                            Attn: Mutual Fund Operations
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Investments LLC                                  955,712.6490     12.69%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

CALIFORNIA TAX-FREE MONEY MARKET FUND

   Class A                                  Wells Fargo Investments, LLC                           1,108,674,397.9100     29.83%
                                            C/O Chris Robinson
                                            625 Marquette Ave Fl 12
                                            Minneapolis MN 55402-2308

                                            Wells Fargo Service Company                            2,239,885,898.7100     60.28%
                                            FBO Sweep Funds CATF
                                            Retail Sweep
                                            Operations
                                            3401 N 4th Ave # N9777-131
                                            Sioux Falls SD 57104-0783

   Institutional Class                      Wells Fargo Bank NA                                      130,754,750.9300     34.95%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                       213,141,331.1600     56.97%
                                            Attn: Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55479-0001

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Service Class                            Wells Fargo Bank NA                                      666,748,105.8000     65.98%
                                            Attn Cash Sweep
                                            MAC-N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                       120,776,799.4100     11.95%
                                            Attn Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55479-0001

CALIFORNIA TAX-FREE MONEY MARKET TRUST      Wells Fargo Bank NA                                      687,658,187.5800     98.72%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

CAPITAL GROWTH FUND

   Class A                                  Charles Schwab & Co Inc                                    1,075,798.6000     57.67%
                                            Special Custody Account
                                            Exclusive FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            American Enterprise Investment Services                      125,665.5600      6.74%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Morgan Keegan & Company Inc                                  104,519.4650      5.60%
                                            50 North Front Street
                                            Memphis TN 38103-2126

   Class C                                  American Enterprise Investment Services                       71,040.9560     13.80%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For The Sole Benefit                                  175,717.2100     34.14%
                                            Of Its Customers
                                            Attn Mutual Fund Administration
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Wells Fargo Bank NA FBO                                    5,885,265.4210     13.26%
                                            Omnibus Cash/Cash
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                   11,401,370.0440     25.69%
                                            Omnibus Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    5,370,341.0890     12.10%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    9,106,093.5880     20.52%
                                            Wells Fargo 401k
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            State of Indiana TTEE                                      3,077,222.9500      6.93%
                                            State of Indiana Deferred Comp

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            & Matching Plan
                                            8515 E Orchard Rd #2T2
                                            Greenwood VLG CO 80111-5002

                                            Wells Fargo Bank West TTEE FBO                             6,403,025.2700     14.43%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd #2T2
                                            Greenwood VLG CO 80111-5002

   Institutional Class                      Wells Fargo Bank NA                                        3,796,243.9540     12.01%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            NFS LLC FEBO                                               8,434,656.5760     26.68%
                                            FIIOC As Agent For
                                            Qualified Employee Benefit
                                            Plans 401K FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY 41015-1987

                                            Wells Fargo Bank NA FBO                                    2,710,672.6470      8.57%
                                            EdVest Wells Fargo Aggressive Port
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Starwood Hotels & Restaurants                              3,929,134.1410     12.43%
                                            Worldwide Inc for Starwood Ho
                                            Tels and Resorts Worldwide
                                            One Lincoln Street
                                            Boston MA 02111-2901

   Investor Class                           Charles Schwab & Co Inc                                    5,212,828.1240     25.46%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Attn: Teresa Miller                                        5,590,483.4690     27.31%
                                            NFS LLC FEBO
                                            The Trust Company Of Knoxville
                                            The Trust CO of Knoxville TTEE
                                            620 Market St, Ste 300
                                            Knoxville TN 37902-2290

                                            NFS LLC FEBO                                               2,630,171.9520     12.85%
                                            The Trust CO Of Knoxville TTEE
                                            The Trust CO Of Knoxville
                                            Retirement Plan - Omnibus Acct
                                            620 Market St, Ste 300
                                            Knoxville TN 37902-2290

CASH INVESTMENT MONEY MARKET FUND

   Administrator Class                      Wells Fargo Bank NA                                      164,250,314.6800     11.99%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                       985,493,728.4900     71.96%
                                            C/O Sean O'Farrell

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55402-1916

   Institutional Class

   Select Class                             Wells Fargo Bank NA                                      468,648,092.6100     16.67%
                                            Attn Cash Sweet Dept
                                            MAC-N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Chicago Mercantile Exchange Inc                          183,188,781.7400      6.51%
                                            Firm Account
                                            Attn Clearing House - Mike Kobida
                                            20 South Wacker Drive
                                            Chicago IL 60606-7408

                                            Nomura Holding America Inc                               175,000,000.0000      6.22%
                                            2 World Financial Center Lbby B
                                            New York NY 10281-1038

                                            Wells Fargo Brokerage Services LLC                     1,710,410,182.2300     60.83%
                                            c/o Sean O'Farrell
                                            608 2nd Ave S#N9303-054
                                            Minneapolis MN 55402-1916

   Service Class                            Wells Fargo Bank NA                                    3,328,370,909.3600     51.77%
                                            Attn Cash Sweep
                                            MAC-N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Investments, LLC                             573,757,245.3100      8.92%
                                            C/O Chris Robinson
                                            625 Marquette Ave Fl 12
                                            Minneapolis MN 55402-2308

                                            Wells Fargo Brokerage Services LLC                     1,197,805,744.9600     18.63%
                                            Attn Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55479-0001

   Institutional Class                      Wells Fargo Bank NA                                    3,938,626,908.5900     43.97%
                                            Attn Cash Sweep
                                            MAC-N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                     4,401,598,978.4300     49.14%
                                            Attn Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55479-0001

COLORADO TAX FREE FUND

   Class A                                  Charles Schwab & Co Inc                                      376,183.6600      8.17%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class B                                  American Enterprise Investment Services                       25,788.3900     12.11%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                   14,685.6220      6.90%
                                            608 Second Avenue South 8th Fl

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55402-1927

                                            Wells Fargo Investments LLC                                   12,359.7720      5.81%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            First Clearing LLC                                            12,739.4310      5.98%
                                            Love Family Trust
                                            324 S Niagara St
                                            Denver CO 80224-1324

   Class C                                  Wells Fargo Investments LLC                                   14,977.3960     25.31%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            First Clearing LLC                                             5,103.5430      8.63%
                                            Robert M Bulthaup and
                                            Cindy M Bulthaup JT TEN
                                            6297 S Potomac Way
                                            Centennial CO 80111-6635

                                            Wells Fargo Investments LLC                                    3,128,4420      5.29%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            Raymond James and Assoc Inc                                   19,638.1840     33.19%
                                            FBO Laura McCallum
                                            P.O. Box 2247
                                            Elizabeth CO 80107-2247

                                            Raymond James and Assoc Inc                                    9,551.0980     16.14%
                                            FBO Carol Jane Dobbin
                                            1307 Whitehouse Dr
                                            Colorado Springs CO 80904-1238

   Administrator Class                      Wells Fargo Bank NA, FBO                                   3,155,904.7520     72.84%
                                            Colorado Tax Free Fund I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Investments LLC                                  339,028.8890      7.83%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

COMMON STOCK FUND

   Class A                                  Charles Schwab & Co Inc                                    1,089,625.2840     15.69%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Nationwide Insurance Company                                 481,025.6300      6.93%
                                            C/O IPO Portfolio Accounting
                                            PO Box 182029
                                            Columbus OH 43218-2029

                                            Nationwide Trust Company FSB                                 976,044.1870     14.05%
                                            C/O IPO Portfolio Accounting
                                            PO Box 182029
                                            Columbus OH 43218-2029

                                            Wells Fargo Funds Management LLC                           3,326,532.5080     47.89%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            100 Heritage Reserve
                                            Menomonee Fls WI 53051-4400

   Class B                                  American Enterprise Investment Services                      943,184.6710     74.70%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                      239,387.6280     28.44%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc                      149,240.4980     17.73%
                                            Merrill Lynch Fin Data Services
                                            Attention Service Team
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Investor Class                           Charles Schwab & Co Inc                                    2,383,036.8820      5.32%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

CONSERVATIVE ALLOCATION FUND

   Administrator Class                      Wells Fargo Bank NA FBO                                    2,239,996.5800      8.86%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wachovia Bank FBO                                         16,200,822.4680     64.10%
                                            Various Retirement Plans
                                            1525 West Wt Harris Blvd
                                            Charlotte NC 28288-0001

                                            Wells Fargo Bank NA FBO                                    6,282,576.1020     24.86%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

COREBUILDER SHARES - SERIES G               Wells Capital Management Inc                               1,000,000.0000     99.54%
                                            Seed Account
                                            Mac #A0103-103
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

COREBUILDER SHARES - SERIES M               Wells Capital Management Inc                                 500,000.0000     97.65%
                                            Seed Account
                                            Mac #A0103-103
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

DISCOVERY FUND

   Class A                                  Charles Schwab & Co Inc                                       98,543.7100     23.26%
                                            Special Custody Acct FBO Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Raymond James & Assoc Inc                                     26,146.2150      6.17%
                                            FBO Thomas J Pence
                                            8002 N Pennsylvania St
                                            Indianapolis IN 46240-2563

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Class C                                  MLPF&S For The Sole Benefit                                   10,914.3800     11.07%
                                            Of Its Customers
                                            Attn Mutual Fund Administration
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Charles Schwab & Co Inc                                      465,466.4150      8.08%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA FBO                                    1,170,594.8020     20.33%
                                            Omnibus Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,157,775.5640     20.10%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Maril & Co                                                   683,750.4910     11.87%
                                            c/o Marshall & Ilsley Trust Co NA
                                            11270 West Park Place Suite 400
                                            PPW-08-WM
                                            Milwaukee WI 53224-3638

                                            Mitra & Co FBO 98                                            457,028.7090      7.94%
                                            c/o M&I Trust Co NA
                                            Attn MF
                                            11270 West Park Place Suite 400
                                            PPW-08-WM
                                            Milwaukee WI 53224-3638

                                            NFS LLC FEBO                                                 317,336.8910      5.51%
                                            Marshall & Ilsley Trust Co NA
                                            FBO Bank 98 Dly RCRDKPG Attn: Mut Funds
                                            11270 West Park Place Suite 400
                                            Milwaukee WI 53224-3638

   Institutional Class                      Wells Fargo Bank NA FBO                                      111,677.8520      5.89%
                                            Treadwell Nora Eccles Charitable T
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            NFS LLC FEBO                                                 157,808.9760      8.32%
                                            FIIOC As Agent For
                                            Qualified Employee Benefit
                                            Plans 401k FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY 41015-1987

                                            NFS LLC FEBO                                                  95,011.2570      5.01%
                                            Marshall & Ilsley Trust Co NA
                                            FBO Bank 98 Dly Rcrdkpg
                                            Attn: Mut Funds 11270 W Park Pl, Ste 400
                                            Milwaukee WI 53224-3638

                                            Wendel & Co                                                  369,173.9730     19.47%
                                            C/O The Bank Of New York Mellon

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Mutual Funds Reorg Department
                                            PO Box 1066 Wall St Station
                                            New York NY 10268-1066

                                            State Street Bank & Trust Co Cust                            160,399.6550      8.46%
                                            Citistreet Core Market
                                            1 Heritage Dr
                                            Quincy MA 02171-2105

                                            Wells Fargo Bank NA FBO                                      103,281.2270      5.45%
                                            Mohegan Minors Trust-0-11 Years
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Union Bank Tr Nominee                                        368,332.1680     19.43%
                                            FBO American President Lines
                                            Defined Benefit Plan Commingled Fds
                                            Acct Tr
                                            PO Box 85484
                                            San Diego CA 92186-5484

                                            Wendel & Co                                                  184,586.9870      9.74%
                                            C/O The Bank Of New York Mellon
                                            Mutual Funds Reorg Department
                                            PO Box 1066 Wall St Station
                                            New York NY 10268-1066

   Investor Class                           Charles Schwab & Co Inc                                    1,399,560.3720     11.43%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

DIVERSIFIED BOND FUND

   Administrator Class                      Wells Fargo Bank NA,                                         377,421.4410     20.19%
                                            FBO Diversified Bond Fund I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA,                                         391,137.6910     20.92%
                                            FBO
                                            Diversified Bond Fund I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      986,044.6880     52.74%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

DIVERSIFIED EQUITY FUND

   Class A                                  City of Hastings Nebraska                                    375,552.0140     11.41%
                                            Retirement Plan
                                            C/O Great West
                                            Recordkeeper
                                            8515 E Orchard Rd # 2T2
                                            Englewood CO 80111-5002

   Class B                                  None

   Class C                                  None

   Administrator Class                      Wells Fargo Bank NA, FBO                                   1,195,800.9090      5.01%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Diversified Equity I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                   11,694,316.1200     49.04%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                   10,532,184.5860     44.16%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

DIVERSIFIED SMALL CAP FUND

   Administrator Class                      Wells Fargo Bank NA, FBO                                  16,499,800.8110     30.57%
                                            Diversified Small Cap Fund I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                   34,527,397.7890     63.97%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

DOW JONES TARGET 2010 FUND

   Class A                                  None

   Class B                                  American Enterprise Investment Services                       64,958.7490     13.99%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       75,794.1650     30.10%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                   12,690.5760      5.04%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

   Administrator Class                      Wells Fargo Bank NA FBO                                    8,400,064.5970     76.56%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West Ttee FBO                             1,773,499.0410     16.16%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Wells Fargo Bank NA FBO                                   16,665,861.4590     74.76%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,221,313.9750      5.48%
                                            Four Seasons Hotels Benefit
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,274,101.7490      5.72%
                                            Wells Fargo 401k

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           State Street Bank & Trust Co                                  49,551.8940      5.48%
                                            Cust For the Rollover IRA of
                                            Edward D Brooks
                                            6506 Hickory St NE
                                            Fridley MN 55432-4233

                                            Wells Fargo Bank NA FBO                                      120,679.7430     13.35%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

DOW JONES TARGET 2015 FUND

   Administrator Class                      Wells Fargo Bank NA FBO                                    1,398,280.4690     85.77%
                                            Omnibus Account
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West TTEE FBO                                94,902.3290      5.82%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard 2T2
                                            Greenwood Vlg CO 80111-5002

                                            Wells Fargo Bank NA FBO                                      127,193.4420      7.80%
                                            Radiation Oncology PSP-Chen MD
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

   Institutional Class                      MLPF&S For the Sole Benefit                                  280,507.4370     12.03%
                                            Of Its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

                                            Texasavers 401K Plan                                         192,765.8020      8.27%
                                            Employee Retirement System of Texas
                                            PO Box 13207
                                            Austin TX 78711-3207

                                            Wells Fargo Bank NA FBO                                      951,667.2510     40.80%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      379,141.6930     16.26%
                                            Skywest Inc Employees Retirement
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      195,278.1020      8.37%
                                            Jersey Community Hospital DC Plan
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           None

DOW JONES TARGET 2020 FUND

   Class A                                  None

   Class B                                  None

   Class C                                  American Enterprise Investment Services                       21,965.1110     11.31%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                   26,878.9590     13.84%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            Wells Fargo Investments LLC                                    9,972.6020      5.14%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

   Administrator Class                      Wells Fargo Bank NA FBO                                   15,539,866.4220     76.55%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West Ttee FBO                             3,598,115.6360     17.72%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2 Greenwood Vlg
                                            CO 80111-5002

   Institutional Class                      Wells Fargo Bank NA FBO                                   27,519,638.9610     71.01%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    3,584,099.3350      9.25%
                                            Four Seasons Hotels Benefit
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    2,171,717.8750      5.60%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Wells Fargo Bank NA FBO                                      188,543.9640     13.53%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

DOW JONES TARGET 2025 FUND

   Administrator Class                      Wells Fargo Bank NA FBO                                    1,205,786.9980     82.10%
                                            Omnibus Account
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West TTEE FBO                               261,520.8310     17.81%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      MLPF&S for the Sole Benefit                                  325,901.3370      9.66%
                                            Of Its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

                                            Texasavers 401K Plan                                         243,838.7380      7.23%
                                            Employee Retirement System of Texas
                                            PO Box 13207
                                            Austin TX 78711-3207

                                            Wells Fargo Bank NA FBO                                    1,573,643.8210     46.64%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      753,645.0530     22.34%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Skywest Inc Employees Retirement
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           None

DOW JONES TARGET 2030 FUND

   Class A                                  Fidelity Investments Institutional                           312,960.6120      5.93%
                                            Operations CO Inc FIIOC Agent For
                                            Air Tran Airways Inc 401k 10971
                                            3414 Peachtree Road NE
                                            Atlanta GA 30326-1153

   Class B                                  American Enterprise Investment Services                       37,163.0990      9.17%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       15,224.8550     10.31%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                   40,011.4920     27.08%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            EMJAY Corporation                                              7,399.0010      5.01%
                                            8515 E Orchard Rd #2T2
                                            Greenwood Vlg CO 80111-5002

   Administrator Class                      Wells Fargo Bank NA FBO                                    9,986,510.6210     78.33%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West Ttee FBO                             1,993,537.3120     15.64%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Wells Fargo Bank NA FBO                                   17,202,881.5890     64.93%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    3,723,146.2320     14.05%
                                            Four Seasons Hotels Benefit
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,392,403.3620      5.26%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Wells Fargo Bank NA FBO                                      167,487.0750     13.58%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

DOW JONES TARGET 2035 FUND

   Administrator Class                      Wells Fargo Bank NA FBO                                      681,810.5490     96.55%
                                            Omnibus Account
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

   Institutional Class                      Wells Fargo Funds Seeding Account                            100,235.0640      5.27%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            Wells Fargo Bank NA FBO                                      839,332.0570     44.16%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      634,279.2620     33.37%
                                            Skywest Inc Employees Retirement
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           None

DOW JONES TARGET 2040 FUND

   Class A                                  None

   Class B                                  None

   Class C                                  American Enterprise Investment Services                        9,007.1740      5.47%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                   11,744.8020      7.13%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            Wells Fargo Investments LLC                                   26,857.3710     16.30%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

   Administrator Class                      Wells Fargo Bank NA FBO                                    5,668,985.6350     76.57%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West Ttee FBO                             1,074,720.2190     14.52%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Wells Fargo Bank NA FBO                                    8,047,696.6710     62.74%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,581,515.9820     12.33%
                                            Four Seasons Hotels Benefit
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      822,509.9120      6.41%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Wells Fargo Bank NA FBO                                       84,964.1290     13.62%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

DOW JONES TARGET 2045 FUND

   Administrator Class                      Wells Fargo Bank NA FBO                                      256,735.1590     94.31%
                                            Omnibus Account
                                            P.O. Box 1533

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West TTEE FBO                                14,470.5010      5.32%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Wells Fargo Funds Seeding Account                            100,037.1440      8.37%
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            Wells Fargo Bank NA FBO                                      592,633.1180     49.57%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      373,322.8240     31.23%
                                            Skywest Inc Employees Retirement
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           State Street Bank & Trust CO                                  11,623.7010      5.98%
                                            Cust for the Rollover IRA of
                                            Allison Seilhan
                                            108 Allegro Ave
                                            Duson LA 70529-3349

DOW JONES TARGET 2050 FUND

   Administrator Class                      Wells Fargo Bank NA FBO                                    1,386,749.8710     87.32%
                                            Omnibus Account
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West TTEE FBO                               184,493.2510     11.62%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Wells Fargo Bank NA FBO                                    2,035,264.7750     59.03%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      716,887.1860     20.79%
                                            Wells Fargo 401K
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           State Street Bank & Trust Co                                  11,316.0460      7.74%
                                            Cust for the Rollover IRA of James Bauer
                                            205 Bottle Neck Trl
                                            Holly Springs NC 27540-8531

                                            Wells Fargo Bank NA FBO                                       40,349.5650     27.58%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Investments LLC                                    9,643.9170      6.59%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

DOW JONES TARGET TODAY FUND

   Class A                                  None

   Class B                                  American Enterprise Investment Services                       37,109.5110      7.42%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       60,372.8590     11.00%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Administrator Class                      WF-RPS-OMN                                                 3,444,897.6850     73.73%
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West Ttee FBO                               918,391.5020     19.66%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Wells Fargo Bank NA FBO                                    5,106,719.4720     68.61%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      666,740.6650      8.96%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           State Street Bank & Trust Co                                  70,535.7720      8.13%
                                            Cust For the Rollover IRA of John H Deleon
                                            3927 SE 34th TER
                                            Topeka KS 66605-3008

                                            State Street Bank & Trust Co                                  81,495.6340      9.39%
                                            Cust for the Rollover IRA of
                                            Daniel E Kessler
                                            3406 Polzer Dr
                                            Wausau WI 54401-4043

                                            State Street Bank & Trust Co                                 109,974.7210     12.67%
                                            Cust for the Rollover IRA of Daryl Mills
                                            10211 Walnut Bnd N
                                            Jacksonville FL 32257-6434

EMERGING MARKETS EQUITY FUND

   Class A                                  Charles Schwab & Co Inc                                      918,644.4350     24.81%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class B                                  American Enterprise Investment Services                       18,440.8190     15.94%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                        3,693.9810      7.17%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                    2,611.6980      5.07%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            MS&CO FBO                                                      4,696.8370      9.11%
                                            Patricia Grilione TTEE
                                            Patricia Grilione Rev Living Trust

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            U/T/A DTD 03/31/1996
                                            4483 Heppner Ln
                                            San Jose CA 95136-1840

   Administrator Class                      Charles Schwab & Co Inc                                      195,137.6800     25.75%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA, FBO                                     111,217.5590     14.67%
                                            FBO Omnibus Account (Cash/Cash)
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                     117,329.0000     15.48%
                                            FBO Omnibus Account (Reinv/Reinv)
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

EMERGING GROWTH FUND

   Class A                                  Wells Fargo Funds Seeding Account                              1,060.4450     61.90%
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            Wells Fargo Investments LLC                                      611.7940     35.71%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

   Class C                                  Wells Fargo Funds Seeding Account                              1,060.4450    100.00%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

   Administrator Class                      Wells Fargo Funds Seeding Account                              1,008.4470     14.43%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            Wells Fargo Investments LLC                                    1,067.9610     15.29%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            Wells Fargo Investments LLC                                    3,883.4950     55.59%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

   Institutional Class                      Wells Fargo Funds Seeding Account                              1,060.4450    100.00%
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

   Investor Class                           Ronald C Ognar &                                              32,602.4900      8.19%
                                            Mary J Ognar JTWROS
                                            35440 W Pabst Ct
                                            Oconomowoc WI 53066-4578

                                            Pershing LLC                                                  22,293.3110      5.60%
                                            PO Box 2052
                                            Jersey City NJ 07303-2052

ENDEAVOR SELECT FUND

   Class A                                  Nationwide Trust Company FSB                               1,220,808.7810      5.22%
                                            C/O IPO Portfolio Accounting
                                            PO Box 182029

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Columbus OH 43218-2029

                                            Charles Schwab & Co Inc                                    9,271,763.9010     39.66%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Mercer Trust Company TTEE FBO                              2,217,645.4120      9.49%
                                            Flowers Foods Inc 401K Plan
                                            1 Investors Way MSC N-3-H
                                            Norwood MA 02062-1599

   Class B                                  American Enterprise Investment Services                      440,635.7160     55.11%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                      301,247.1600     23.12%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Administrator Class                      Wells Fargo Funds Management LLC                           7,773,428.6080     27.43%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Falls WI 53051-4400

                                            Citigroup Global Markets Inc                                    2,219.997      7.83%
                                            333 West 34th Street - 3rd Floor
                                            New York NY 10001-2402

   Institutional Class                      Patterson & Co                                            26,482,735.5720     24.20%
                                            Omnibus Cash Cash
                                            1525 West Wt Harris Blvd
                                            Charlotte NC 28288-0001

                                            Prudential Investment Mgmt Serv                           62,554,219.6120     57.17%
                                            FBO Mutual Fund Clients
                                            Attn: Pruchoice Unit
                                            Mail Stop 194-201
                                            194 Wood Avenue South
                                            Iselin NJ 08830-2710

ENTERPRISE FUND

   Class A                                  American Enterprise Investment Services                        3,996.2110     10.53%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Charles Schwab & Co Inc                                       17,677.2530     46.60%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class C                                  Wells Fargo Funds Seeding Account                                326.0520      6.10%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            Citigroup Global Markets Inc                                     470.9810      8.81%
                                            333 West 34th Street - 3rd Floor
                                            New York NY 10001-2402

                                            First Clearing LLC                                             2,530.9620     47.34%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Thompson Grandchildren Irrevtr
                                            David and John TTEE UA DTD 5/12/98
                                            8111 Westfield Blvd

                                            First Clearing LLC                                             1,837.7450     34.38%
                                            Betty M Strahla
                                            7805 W 86th St
                                            Indianapolis, IN 46278-1151

   Administrator Class                      Wells Fargo Bank NA FBO                                       78,955.3630     11.84%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West TTEE FBO                               549,711.2230     82.45%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Patterson & Co                                             3,253,120.7200     69.49%
                                            Omnibus Cash/Cash Account
                                            1525 West W T Harris Blvd
                                            Charlotte NC 28288-0001

                                            Patterson & Co                                               820,941.5420     17.54%
                                            Omnibus Cash/Rein
                                            1525 West W T Harris Blvd
                                            Charlotte NC 28288-0001

                                            Prudential Investment Mgmnt Service                          246,371.7880      5.26%
                                            FBO Mutual Fund Clients
                                            Attn: Pruchoice Unit
                                            Mail Stop 194-201
                                            194 Wood Avenue South
                                            Iselin NJ 08830-2710

   Investor Class                           Charles Schwab & Co Inc                                      309,025.3300      5.97%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

EQUITY INCOME FUND

   Class A                                  PFPC Brokerage Services                                      411,061.4980      6.34%
                                            FBO Wells Fargo
                                            Attn Robert Bertucci
                                            420 Montgomery St 5th Fl
                                            Mac A0101-058
                                            San Francisco CA 94104-1207

   Class B                                  American Enterprise Investment Services                       29,475.5050      6.20%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  MLPF&S For the Sole Benefit                                    8,070.0780      6.20%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Drive East 3rd Floor
                                            Jacksonville Fl 32246-6484

                                            Wells Fargo Investments LLC                                    9,049.5690      6.95%
                                            608 Second Avenue South 8th Fl

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55402-1927

                                            MS&CO C/F                                                      6,853.0810      5.26%
                                            Gary B Fields
                                            IRA Standard Dated 03/14/08
                                            574 Summit Ave
                                            Mill Valley CA 94941-1082

                                            MS&CO C/F                                                      6,853.0810      5.26%
                                            Gary B Fields
                                            Roth IRA Dated 03/25/08
                                            574 Summit Ave
                                            Mill Valley CA 94941-1082

   Administrator Class                      Wells Fargo Bank NA, FBO                                     385,860.6100     10.51%
                                            Income Equity I
                                            Attn: Mutual Fund OPS
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                   1,263,352.1750     34.42%
                                            Income Equity I
                                            Attn: Mutual Fund OPS
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                   1,159,379.8250     31.59%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

EQUITY VALUE FUND

   Class A                                  Charles Schwab & Co Inc                                      107,221.3940     28.60%
                                            Special Custody Account
                                            Exclusively FBO The Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            American Enterprise Investment Services                       60,601.2620     16.16%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class B                                  American Enterprise Investment Services                       25,633.6060     23.31%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For the Sole Benefit                                    5,523.6450      5.02%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Drive East 3rd Floor
                                            Jacksonville Fl 32246-6484

   Class C                                  American Enterprise Investment Services                       10,707.2460     12.98%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            EMJAYCO TTEE                                                  21,771.5920     26.38%
                                            FBO Health Industry Distributors 401(k)
                                            C/O Fascore LLC
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

   Administrator Class                      Wells Fargo Bank NA FBO                                    9,009,240.0590     57.29%
                                            Omnibus Reinvest/Reinvest

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Funds Management LLC                           4,401,649.5940     27.99%
                                            Exclusive Benefit Of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Fls WI 53051-4400

                                            Wells Fargo Bank West TTEE FBO                             1,833,705.8200     11.66%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Wells Fargo Bank NA FBO                                    2,258,609.8450     37.67%
                                            EdVest Wells Fargo Aggressive Port
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,097,009.3180     18.30%
                                            EdVest Wells Fargo Moderate Port
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      677,580.8390     11.30%
                                            EdVest Wells Fargo Balanced Port
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      821,806.2100     13.71%
                                            Enterprise Rent-A-Car WF Managed
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      306,977.3230      5.12%
                                            Aviva Pension Plan Trust
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      641,552.7980     10.70%
                                            EdVest Conservative Portfolio
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

GOVERNMENT MONEY MARKET FUND

   Class A                                  Wells Fargo Investments, LLC                           1,063,405,884.8500     88.66%
                                            C/O Chris Robinson
                                            625 Marquette Ave Fl 12
                                            Minneapolis MN 55402-2308

   Administrator Class                      Wells Fargo Bank NA                                      868,202,320.9600     48.57%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                       593,470,484.5200     33.20%
                                            C/O Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55402-1916

                                            Pershing LLC                                             230,485,911.9500     12.89%
                                            For Exclusive Benefit of Brokerage Customers

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Attn: Cash Management Services
                                            1 Pershing Plz
                                            Jersey City NJ 07399-0001

   Institutional Class                      Wells Fargo Bank NA                                   12,797,187,933.7800     36.97%
                                            Attn: Cash Sweet Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Mellon Bank                                            1,876,594,546.0600      5.42%
                                            500 Grant St Rm 400
                                            Pittsburgh PA 15258-0001

                                            Wells Fargo Brokerage Services LLC                     6,057,219,594.2600     17.50%
                                            C/O Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55402-1916

                                            Wells Fargo Bank NA                                    7,809,715,501.6000     22.56%
                                            Attn: Keith Berger/Support
                                            Services N9303-054
                                            Northstar East 5th Floor
                                            608 2nd Ave SO N9303-050
                                            Minneapolis MN 55402

   Service Class                            Wells Fargo Bank NA                                    5,161,012,097.1200     83.97%
                                            Attn: Cash Sweet Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                       595,749,279.9300      9.69%
                                            C/O Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55402-1916

GOVERNMENT SECURITIES FUND

   Class A                                  Charles Schwab & Co Inc                                    4,588,644.2260     25.56%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            NFS LLC FEBO                                               1,099,380.9850      6.12%
                                            State Street Bank Trust Co
                                            Ttee Various Retirement Plans
                                            4 Manhattanville Rd
                                            Purchase NY 10577-2139

   Class B                                  American Enterprise Investment Services                       98,626.4670     14.40%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       99,652.8410      8.28%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc                      402,518.4190     33.44%
                                            Merrill Lynch Fin Data Services
                                            Attention Service Team
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Administrator Class                      Charles Schwab & Co Inc                                    1,905,142.9550      6.40%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA FBO                                    1,926,078.5240      6.47%
                                            Omnibus Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                   12,829,755.5980     43.12%
                                            Omnibus Cash/Cash
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    3,528,218.2590     11.86%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Funds Management LLC                           6,108,997.5050     20.53%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Falls WI 53051-4400

   Institutional Class                      Wells Fargo Bank NA FBO                                    4,281,879.6880     16.19%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    2,932,633.5640     11.09%
                                            EdVest Aggressive Portfolio (Wisc)
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            National Financial Services Corp                           3,381,539.3380     12.79%
                                            For Exclusive Benefit of Our Custom
                                            Attn Mutual Funds Dept 5th Fl
                                            One World Financial Center
                                            200 Liberty St
                                            New York NY 10281-1003

                                            Wells Fargo Bank NA FBO                                    4,382,316.5490     16.57%
                                            WF Adv WealthBuilder Growth Balance
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    2,558,319.0170      9.67%
                                            WF Adv WealthBuilder Moderate Balan
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    2,652,826.7670     10.03%
                                            WF Adv WealthBuilder Conser Alloc F
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,553,257.0980      5.87%
                                            EdVest Conservative Portfolio
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Investor Class                           NFS LLC FEBO                                               6,177,640.8470      6.21%
                                            FIIOC As Agent For
                                            Qualified Employee Benefit
                                            Plans (401K) FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY 41015-1987

                                            Charles Schwab & Co Inc                                   16,232,281.7740     16.33%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Merrill Lynch Pierce Fenner & Smith Inc                   25,248,553.5300     25.40%
                                            Merrill Lynch Fin Data Services
                                            Attention Service Team
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

                                            Nationwide Trust Company FSB                               7,038,542.9010      7.08%
                                            C/O IPO Portfolio Accounting
                                            PO Box 182029
                                            Columbus OH 43218-2029

Growth Fund

   Class A                                  Charles Schwab & Co Inc                                      376,440.4010     27.90%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Nationwide Trust Company FSB                                 136,109.6250     10.09%
                                            c/o IPO Portfolio Accounting
                                            PO Box 182029
                                            Columbus OH 43218-2029

                                            UMB Bank NA                                                  132,619.7650      9.83%
                                            FBO Fiduciary For Tax Deferred Accounts
                                            Attn Finance Department
                                            1 SW Security Benefit Pl
                                            Topeka KS 66636-1000

                                            UMB BANK NA                                                  438,863.4060     32.53%
                                            FBO Fiduciary For Tax Deferred Accounts
                                            ATTN Finance Department
                                            1 SW Security Benefit Pl
                                            Topeka KS 66636-1000

   Class C                                  American Enterprise Investment Services                       22,252.4040     40.19%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            First Clearing LLC                                             3,489.7270      6.30%
                                            Kenneth E Vassar IRA
                                            FCC As Custodian
                                            2220 N Star St Apt 24
                                            Anchorage AK 99503-1887

   Administrator Class                      Wells Fargo Bank NA FBO                                    2,315,757.1950     29.09%
                                            Omnibus Reinvest/Reinvest
                                            P.O. Box 1533

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    4,205,915.4350     52.83%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

   Institutional Class                      Deutsche Bank Securities Inc.                                858,796.6850      8.55%
                                            Attn: Mutual Fund Dept 26th Fl
                                            1251 Avenue of the Americas
                                            New York NY 10020-1104

                                            Wells Fargo Bank NA FBO                                    1,718,781.5280     17.12%
                                            Wisconsin College Savings Program
                                            EdVest Aggressive
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      841,018.0380      8.38%
                                            Wisconsin College Savings Program
                                            EdVest Moderate
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      695,285.8500      6.92%
                                            Wisconsin College Savings Program
                                            TS 90%
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      677,520.6400      6.75%
                                            Wisconsin College Savings Program
                                            TS 75%
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      938,929.6520      9.35%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,106,683.8100     11.02%
                                            Yazaki Employee Savings Plan
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Charles Schwab & Co Inc                                    3,500,780.3500      9.54%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

GROWTH BALANCED FUND

   Class A                                  None
   Class B                                  American Enterprise Investment                                74,823.7370      6.13%
                                            Services FBO
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment                                25,653.2760      6.47%
                                            Services FBO
                                            PO Box 9446

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55440-9446

   Administrator Class                      Wells Fargo Bank NA FBO                                    8,533,524.9760     17.52%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                   12,353,246.0060     25.36%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    4,359,801.1420      8.95%
                                            Wells Fargo Growth Balanced Fd I
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Mac & Co                                                   6,829,571.7970     14.02%
                                            FBO Pricewaterhouse
                                            Attn Mutual Funds Ops
                                            PO Box 3198
                                            Pittsburgh PA 15230-3198

                                            Wachovia Bank FBO                                          9,399,470.9890     19.30%
                                            Various Retirement Plans
                                            1525 West Wt Harris Blvd
                                            Charlotte NC 28288-0001

                                            Wells Fargo Bank West Ttee FBO                             2,937,853.7530      6.03%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

GROWTH EQUITY FUND

   Class A                                  Charles Schwab & Co Inc                                      143,268.0170     12.97%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class B                                  American Enterprise Investment Services                       20,841.6350     12.20%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  RBC Capital Markets Corp FBO                                   4,279.8340      9.98%
                                            Washoe Building Supply Inc
                                            Retirement Trust
                                            U/A DTD 04-01-1987
                                            1479 Hymer Ave
                                            Sparks NV 89431-5613

                                            Wells Fargo Investments LLC                                    3,420.0380      7.98%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            Wells Fargo Investments LLC                                    2,750.8370      6.42%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            Orchard Trust Co LLC Cust FBO                                  3,775.7760      8.81%
                                            Oppenheimer Funds Record Keeper
                                            C/O Fascore LLC
                                            8515 E Orchard Rd # 2T2

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Greenwood Vlg CO 80111-5002

   Administrator Class                      Wells Fargo Bank NA, FBO                                     489,541.3640      6.81%
                                            Growth Equity I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    6,364,974.8410     88.59%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Institutional Class                      Wells Fargo Bank NA FBO                                      489,632.6950     99.88%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

HERITAGE MONEY MARKET FUND

   Administrator Class                      Wells Fargo Bank NA                                      214,977,160.2600     31.81%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Inst Brokerage Services                      133,516,719.3400     19.76%
                                            Attn: Sean Ofarrell
                                            608 2nd Ave S # N9303-054
                                            Minneapolis MN 55402-1916

                                            Wells Fargo Bank NA FBO                                   50,919,627.2600      7.54%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Institutional Class                      Wells Fargo Bank NA                                    2,110,520,396.3200     43.49%
                                            Attn Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Mellon Bank                                              331,343,163.2700      6.83%
                                            500 Grant St Rm 400
                                            Pittsburgh PA 15258-0001

                                            Wells Fargo Inst Brokerage Services                    1,018,564,664.2600     20.99%
                                            Attn Sean OFarrell
                                            608 2nd Ave S # N9303-054
                                            Minneapolis MN 55402-1916

                                            Wells Fargo Bank N A                                     309,999,115.8500      6.39%
                                            Attn Keith Berger/Support
                                            Services N9303-054
                                            Northstar East 5th Floor
                                            608 2nd Ave SO N9303-050
                                            Minneapolis MN 55402

                                            Mac & Co                                                 297,354,947.2400      6.13%
                                            FBO Price Waterhouse Coopers LLP
                                            Attn: Mutual Fund Ops
                                            Pittsburgh PA 15230-3198

   Select Class                             Wells Fargo Bank NA                                      682,500,927.1400     18.42%
                                            Attn Cash Sweet Dept

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            MAC-N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                     1,706,973,676.5800     46.06%
                                            c/o Sean O'Farrell
                                            608 2nd Ave S#N9303-054
                                            Minneapolis MN 55402-1916

                                            AXA Equitable Life Insurance Co                          240,282,018.2900      6.48%
                                            Attn Lisa Slapp - 12th Floor
                                            1290 Avenue of the Americas
                                            New York NY 10104-0101

                                            Adobe Systems Incorporated                               259,175,000.0000      6.99%
                                            c/o Lauren Halden - Treasury
                                            345 Park Ave, MS A16
                                            San Jose CA 95110-2704

HIGH INCOME FUND

   Class A                                  Charles Schwab & Co Inc                                    1,470,254.1400     16.87%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo & Company                                      3,466,626.2960     39.79%
                                            MAC #A0101-10B
                                            Attn Suzanna Chow
                                            420 Montgomery St Fl 10
                                            San Francisco CA 94104-1207

   Class B                                  American Enterprise Investment Services                      215,591.2280     15.58%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       95,633.2810      9.64%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Institutional Class                      None

   Investor Class                           Charles Schwab & Co Inc                                    3,665,967.3630     15.47%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

INCOME PLUS FUND

   Class A                                  Charles Schwab & Co Inc                                    2,504,619.3610     44.89%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA, FBO                                     458,079.9070      8.21%
                                            AFCTS-California Preneed Funeral
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Class B                                  American Enterprise Investment Services                      154,110.7480     31.87%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Class C                                  American Enterprise Investment Services                       47,018.2010      9.45%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For the Sole Benefit                                   26,012.3850      5.23%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

                                            Wells Fargo Investments LLC                                   26,120.9600      5.25%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

   Institutional Class                      Wells Fargo Bank NA FBO                                    1,883,818.7480     19.22%
                                            Wisconsin College Savings Program
                                            TS 60%
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    2,794,141.3620     28.51%
                                            Wisconsin College Savings Program
                                            TS 50%
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,545,567.5370     15.77%
                                            Wisconsin College Savings Program
                                            TS 35%
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,504,215,4910     15.35%
                                            Wisconsin College Savings Program
                                            TS 20%
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,622,806.1720     16.56%
                                            Tomorrow's Scholar Growth Portfolio
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Charles Schwab & Co Inc                                    2,882,284.5090     16.85%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

INDEX FUND

   Class A                                  None

   Class B                                  None

   Administrator Class                      Wells Fargo Bank NA FBO                                   18,725,025.9940     61.95%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                   3,966,962.1990     13.13%
                                            Index Fund I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    5,372,443.6630     17.78%
                                            Index Fund Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           None

INFLATION-PROTECTED BOND FUND

   Class A                                  Charles Schwab & Co Inc                                    1,180,742.0520     39.91%
                                            Special Custody Account
                                            Exclusively FBO The Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            American Enterprise Investment Services                      196,264.1960      6.63%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For the Sole Benefit                                  312,704.2020     10.57%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

                                            Wells Fargo Investments LLC                                  167,285.5640      5.65%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

   Class B                                  American Enterprise Investment Services                      190,264.5580     28.18%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For the Sole Benefit                                   34,467.7260      5.11%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

   Class C                                  American Enterprise Investment Services                      123,293.9500     11.68%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For the Sole Benefit                                   85,159.0300      8.06%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Charles Schwab & Co Inc                                      126,152.3670      6.80%
                                            Special Custody Account
                                            Exclusively FBO The Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA, FBO                                     479,430.0290     25.86%
                                            Diversified Equity I
                                            Attn: Mutual Fund OPS
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            New York Life Trust Company                                  817,991.0180     44.12%
                                            169 Lackawanna Ave Fl 2
                                            Parsippany NJ 07054-1007

INTERMEDIATE TAX/AMT-FREE FUND

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Class A                                  MLPF&S For the Sole Benefit                                  470,624.5610      6.37%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

                                            Charles Schwab & Co Inc                                    1,915,774.9890     25.91%
                                            Special Custody Acct FBO Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Attn: Mutual Fund                                          1,269,701.9890     17.17%
                                            Edward D Jones & Co
                                            Shareholder Accounting
                                            201 Progress Pkwy
                                            Maryland Hts MO 63043-3003

   Class C                                  American Enterprise Investment Services                       89,711.5850     13.42%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For The Sole Benefit                                  136,214.8620     20.37%
                                            Of Its Customers
                                            Attn Mutual Fund Administration
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Lawrence S Peters & Nancy C Peters                            95,121.5570      7.98%
                                            JTWROS 1109 Savile Ln
                                            McLean VA 22101-1832

                                            Wells Fargo Funds Management LLC                           1,065,357.4130     89.33%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Falls WI 53051-4400

   Institutional Class                      Ameritrade Inc                                                35,807.7350     97.35%
                                            PO Box 2226
                                            Omaha NE 68103-2226

   Investor Class                           Charles Schwab & Co Inc                                   23,580,501.2970     57.83%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

INTERNATIONAL CORE FUND

   Class A                                  American Enterprise Investment Services                       24,285.5060      7.72%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class B                                  American Enterprise Investment Services                       61,564.5380     43.44%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                        6,617.0420     13.38%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Administrator Class                      Wells Fargo Bank NA FBO                                        1,537.5160     18.50%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Omnibus Cash/Cash
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Funds Seeding Account                                928.9990     11.18%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            Wells Fargo Funds Management LLC                               3,645.9970     43.88%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Falls WI 53051-4400

                                            Wells Fargo Investments LLC                                      648.4240      7.80%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            Wells Fargo Investments LLC                                      453.3220      5.46%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            Wells Fargo Investments LLC                                      574.1630      6.91%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

INTERNATIONAL EQUITY FUND

   Class A                                  Charles Schwab & Co Inc                                      299,537.0860      9.65%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class B                                  American Enterprise Investment Services                       39,212.0630     15.75%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       14,006.7580     16.32%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For the Sole Benefit                                    6,416.9110      7.48%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

                                            First Clearing, LLC                                            4,685.1570      5.46%
                                            Paul S Molinari IRA
                                            FCC As Custodian
                                            4779 McDonald Drive Cir N
                                            Stillwater MN 55082-2149

   Administrator Class                      Wells Fargo Bank NA, FBO                                  10,991,417.7830     45.57%
                                            Wells Fargo Int Equity Fd Cl I
                                            Attn: Mutual Fund OPS
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                  12,485,839.4260     51.77%
                                            Wells Fargo Int Equity Fd Cl I
                                            Attn: Mutual Fund OPS
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Institutional Class                      Wells Fargo Bank NA FBO                                    3,012,657.5790     54.74%
                                            EdVest Aggressive Port
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,358,805.9430     24.69%
                                            EdVest Moderate Port
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      784,060.3990     14.25%
                                            EdVest Balanced Port
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            EdVest Conservative Portfolio                                306,722.1140      5.57%
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           None

INTERNATIONAL VALUE FUND

   Class A                                  Charles Schwab & Co Inc                                      403,317.8190     21.18%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class B                                  American Enterprise Investment Services                       26,594.2280     41.45%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       10,979.5870     19.47%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Raymond James & Assoc Inc CSDN                                 3,007.1120      5.33%
                                            FBO Jack L Cain Sep IRA
                                            9701 Cypress Brook Rd.
                                            Tampa FL 33647-1806

                                            Raymond James & Assoc Inc CSDN                                 3,363.2290      5.96%
                                            FBO Sally A Tortorello IRA
                                            84 Lippincott Rd.
                                            Fox Lake, IL 60020-1618

   Administrator Class                      None

   Institutional Class                      Wells Fargo Bnk NA                                             9,155.4400     11.80%
                                            FBO Wellspan RSP
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

                                            Wells Fargo Bank NA FBO                                       56,415.4370     72.73%
                                            Goose Creek ISD MPP- Equity
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                       11,353.7760     14.64%
                                            FNF Construction Inc - Gully
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

LARGE CAP APPRECIATION FUND

   Class A                                  Charles Schwab & Co Inc                                      475,647,0150     51.28%
                                            Special Custody Account
                                            Exclusively FBO The Customers

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            American Enterprise Investment Services                       78,215.7180      8.43%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class B                                  American Enterprise Investment Services                       91,965.4110     49.92%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       17,019.1140     27.76%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                    4,454.2260      7.26%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            Wells Fargo Investments LLC                                    3,521.7720      5.74%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            MS&Co C/F                                                     12,706.6020     20.72%
                                            Rod Erskine
                                            IRA Rollover Dated 05/16/08
                                            15 Elderberry Trce
                                            Sugar Land TX 77479-2864

   Administrator Class                      Wells Fargo Bank NA FBO                                      424,965.4900      5.96%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Funds Management LLC                           6,547,848.4590     91.89%
                                            Exclusive Benefit of Its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Fls WI 53051-4400

   Institutional Class                      Wells Fargo Bank NA FBO                                      714,847.1260     99.86%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

LARGE CAP GROWTH FUND

   Investor Class                           None

LARGE COMPANY CORE FUND

   Class A                                  American Enterprise Investment Services                       67,446.6040     15.19%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            UMB Bank NA                                                   51,171.6870     11.52%
                                            FBO Fiduciary For Tax Deferred Accounts
                                            Attn Finance Department
                                            1 SW Security Benefit Pl
                                            Topeka KS 66636-1000

                                            Charles Schwab & Co Inc                                      222,958.7990     50.20%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Class B                                  American Enterprise Investment Services                       87,428.7320     78.72%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       35,154.9570     48.70%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Administrator Class                      Wells Fargo Bank NA FBO                                        9,809.7630     80.43%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Funds Management LLC                               2,387.1820     19.57%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Falls WI 53051-4400

   Institutional Class                      Wells Fargo Bank NA FBO                                      790,997.6030     76.92%
                                            Yazaki Employee Savings Plan
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      118,171.2350     11.49%
                                            Yazaki
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                       74,678.6720      7.26%
                                            Yazaki
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Charles Schwab & Co Inc                                      652,550.4090      5.47%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Merrill Lynch Pierce Fenner & Smith Inc                    2,654,046.4180     22.25%
                                            Merrill Lynch Fin Data Services
                                            Attention Service Team
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville Fl 32246-6484

LARGE COMPANY GROWTH FUND

   Class A                                  Charles Schwab & Co Inc                                      386,174.2200      7.71%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class B                                  American Enterprise Investment Services                       45,496.6800      9.09%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  MLPF&S for the Sole Benefit                                    9,219.7490      6.17%
                                            Of Its Customers
                                            Attn Mutual Fund
                                            Administration
                                            4800 Deer Lake Drive East 3rd Fl
                                            Jacksonville Fl 32246-6484

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Administrator Class                      Wells Fargo Bank NA, FBO                                   1,775,481.1160     15.04%
                                            Large Company Growth I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                   2,380,936.6710     20.17%
                                            Large Company Growth I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    5,891,225.3220     49.91%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Institutional Class                      Strafe & Co                                                   56,070.2360      5.96%
                                            FAO Frye Louis Omnibus Accounts
                                            PO Box 160
                                            Westerville OH 43086-0160

                                            State of Hawaii                                              746,546.2150     79.38%
                                            Deferred Compensation Plan
                                            Island Svgs Plan
                                            Dept Of Human Resource Development
                                            235 S Beretania St
                                            Honolulu HI 96813-2406

                                            NFS LLC FEBO                                                  68,286.8580      7.26%
                                            Laba & Co
                                            FBO Credit Suisse Fam Wealth
                                            135 S Lasalle St
                                            Chicago IL 60603-4177

   Investor Class                           None

LARGE COMPANY VALUE FUND

   Class A                                  American Enterprise Investment Services                          603.0190     20.10%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Funds Seeding Account                                676.4110     22.54%
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            State Street Bank & Trust Co                                     285.2240      9.50%
                                            Cust for the Simple IRA of John A Olson
                                            5515 Yorktown Ln N
                                            Plymouth MN 55442-1943

                                            Pershing LLC                                                     481.6580     16.05%
                                            PO Box 2052
                                            Jersey City NJ 07303-2052

                                            Allison Marie Wahl                                               954.4760     31.81%
                                            3626 L Honoapiilani Rd #C309
                                            Lahaina HI 96761-8992

   Class C                                  Wells Fargo Funds Seeding Account                                662.3750    100.00%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

   Administrator Class                      Wells Fargo Bank NA FBO                                       10,509.8200     34.02%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Omnibus Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Investments LLC                                    1,154.0760      5.03%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            Wells Fargo Investments LLC                                    6,534.9710     21.16%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            Wells Fargo Investments LLC                                    7,148.0060     23.14%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

   Institutional Class                      Wells Fargo Funds Seeding Account                                677.7790    100.00%
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

   Investor Class                           Charles Schwab & Co Inc                                    1,710,459.2110     17.11%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

MID CAP DISCIPLINED FUND

   Class A                                  Charles Schwab & Co Inc                                      117,449.8280     87.58%
                                            Special Custody Acct FBO Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class C                                  American Enterprise Investment Services                        2,314.9650     36.94%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For The Sole Benefit                                      320.8540      5.12%
                                            Of Its Customers
                                            Attn Mutual Fund Administration
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

                                            Wells Fargo Funds Seeding Account                                484.5100      7.73%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            Wells Fargo Investments LLC                                      729.3950     11.64%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            NFS LLC FEBO                                                   1,137.7330     18.15%
                                            Valera O Mcadoo Rev Tr
                                            Valera O Mcadoo
                                            U/A 01/25/95
                                            1101 S 14th Ave West
                                            Newton IA 50208-5235

                                            LPL Financial Services                                           407.5300      6.50%
                                            9785 Towne Centre Drive
                                            San Diego CA 92121-1986

   Administrator Class                      New York Life Trust Company                                  500,042.0300      8.22%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            169 Lackawanna Ave Fl 2
                                            Parsippany NJ 07054-1007

                                            Massachusetts Mutual Insurance Co                            812,040.6670     13.35%
                                            1295 State St # C255
                                            Springfield MA 01111-0001

                                            Wells Fargo Funds Management LLC                           2,811,656.9300     46.21%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Falls WI 53051-4400

                                            Wells Fargo Bank West TTEE FBO                               698,905.6580     11.49%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Wells Fargo Bank NA FBO                                    1,447,846.6530     17.94%
                                            EdVest Aggressive Portfolio (Wisc)
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      694,883.0210      8.61%
                                            EdVest Moderate Portfolio (Wisc)
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      458,869.0070      5.68%
                                            Tomorrow's Scholar 50% Equity Portf
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      430,491.7290      5.33%
                                            Tomorrow's Scholar 60% Equity Portf
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      848,165.6420     10.51%
                                            Tomorrow's Scholar 75% Equity Portf
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      882,536.3200     10.93%
                                            Tomorrow's Scholar 90% Equity Portf
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,088,818.7960     13.49%
                                            Otter Tail Corp Retirement Plan
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Massachusetts Mutual Insurance Co                          2,792,859.2760     10.51%
                                            1295 State St # C255
                                            Springfield MA 01111-0001

                                            Charles Schwab & Co Inc                                    6,222,620.7170     23.42%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

MID CAP GROWTH FUND

   Class A                                  Charles Schwab & CO Inc                                    3,487,782.3090     20.48%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Special Custody Account
                                            Exclusively FBO The Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class B                                  American Enterprise Investment Services                      110,969,3590     16.61%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       52,555.4180     10.41%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For the Sole Benefit                                   40,243.6390      7.97%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Wells Fargo Funds Management LLC                           5,221,838.5120     99.88%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Falls WI 53051-4400

   Institutional Class                      Wells Fargo Funds Seeding Account                              1,904.7620    100.00%
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

   Investor Class                           Charles Schwab & Co Inc                                      433,229.9890      6.90%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Reliance Trust Company                                       320,795.2720      5.11%
                                            400 Atrium Drive
                                            Somerset NJ 08873-4162

MINNESOTA MONEY MARKET FUND

   Class A                                  Wells Fargo Bank NA                                       14,973,421.7600      6.97%
                                            Attn Cash Sweep
                                            MAC-N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Investments, LLC                             180,669,382.0700     84.04%
                                            C/O Chris Robinson
                                            625 Marquette Ave Fl 12
                                            Minneapolis MN 55402-2308

MINNESOTA TAX-FREE FUND

   Class A                                  Charles Schwab & Co Inc                                      494,562.9560     11.41%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class B                                  Wells Fargo Investments LLC                                   20,885.6750      6.72%
                                            625 Marquette Ave S 13th
                                            Floor
                                            Minneapolis MN 55402-2323

   Class C                                  American Enterprise Investment Services                       21,243.5200      6.91%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                   22,452.6980      7.30%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            Pershing LLC                                                  19,577.6470      6.36%
                                            P O Box 2052
                                            Jersey City NJ 07303-2052

                                            Pershing LLC                                                  48,121.0120     15.64%
                                            P O Box 2052
                                            Jersey City NJ 07303-2052

   Administrator Class                      Charles Schwab & Co Inc                                    1,876,410.4740     15.54%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA, FBO                                   2,094,114.3950     17.34%
                                            Minnesota Tax Free I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                     937,473.5390      7.76%
                                            Minnesota Tax Free I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                   5,518,355.7360     45.69%
                                            Minnesota Tax Free I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

MODERATE BALANCED FUND

   Class A                                  American Enterprise Investment Services                       29,221.7180      6.39%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                   26,453.1050      5.79%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            Wells Fargo Bank NA FBO                                       26,695.3420      5.84%
                                            Kaiser Permanentes Plan HSA
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                       67,075.4290     14.67%
                                            Wells Fargo Health Savings Acct
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Investments LLC                                   36,865.9310      8.06%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            Wells Fargo Investments LLC                                   27,636.1140      6.04%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

   Class B                                  American Enterprise Investment Services                       22,070.7000     17.92%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                        6,419.0160      7.19%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                    4,512.0940      5.05%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            State Street Bank & Trust Co                                   5,022.6810      5.63%
                                            Cust for the IRA of John D Pagotto
                                            1183 Middletown Rd
                                            Pen Argyl PA 18072-9611

                                            Pershing LLC                                                   4,781.9380      5.36%
                                            P O Box 2052
                                            Jersey City NJ 07303-2052

   Administrator Class                      Wells Fargo Bank NA FBO                                    2,014,796.1630      9.41%
                                            LWCC Def Comp Plans
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    9,117,593.4160     42.57%
                                            WF-RPS-OMN

                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    7,530,857.4850     35.16%
                                            Wells Fargo 401k
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West Ttee FBO                             1,623,664.7340      7.58%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2

                                            Greenwood Vlg CO 80111-5002

MONEY MARKET FUND

   Class A                                  Wells Fargo Investments, LLC                           3,886,889,390.2500     41.28%
                                            C/O Chris Robinson
                                            625 Marquette Ave Fl 12
                                            Minneapolis MN 55402-2308

                                            Wells Fargo Service Company                            5,141,540,934.7900     54.61%
                                            FBO Sweep Funds FA
                                            Retail Sweep Operations
                                            3401 N 4th Ave #N9777-131
                                            Sioux Falls SD 57104-0783

   Class B                                  Wells Fargo Service Company                            1,330,409,952.6000     99.55%
                                            FBO Sweep Funds FB
                                            Retail Sweep Operations
                                            3401 N 4th Ave #N9777-131
                                            Sioux Falls SD 57104-0783

   Investor Class                           Prudential Investment Mgmnt Services                      64,379,313.7780      6.86%
                                            FBO Mutual Fund Clients
                                            Attn: Pruchoice Unit
                                            Mail Stop -05-11-20
                                            100 Mulberry Street
                                            Newark NJ 07102-4056

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
MONEY MARKET TRUST                          Wells Fargo Bank NA                                    2,272,226,960.0500    100.00%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

MUNICIPAL BOND FUND

   Class A                                  None

   Class B                                  American Enterprise Investment Services                       79,530.3550      7.24%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       67,367.5050      6.27%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc                      135,499.5420     12.62%
                                            Merrill Lynch Fin Data Services
                                            Attention Service Team
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Wells Fargo Bank NA FBO                                   12,505,544.0460     68.47%
                                            Tax Free Income Fund I
                                            Attn: Mutual Fund Ops
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,868,662.7530     10.23%
                                            Tax Free Income Fund I
                                            Attn: Mutual Fund Ops
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

   Institutional Class                      Wells Fargo Funds Seeding Account                              1,125.1320    100.00%
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

   Investor Class                           PFPC Inc                                                   2,770,378.9690     10.00%
                                            FBO Morningstar MP Clients
                                            760 Moore Rd
                                            King of Prussa PA 19406-1212

                                            Charles Schwab & Co Inc                                    4,809,264.8650     17.36%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

MUNICIPAL MONEY MARKET FUND

   Institutional Class                      Wells Fargo Brokerage Services LLC                        32,424,885.4000     88.77%
                                            Attn: Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Bank NA FBO                                    4,000,000.0000     10.95%
                                            GWIC-Cash
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           None

NATIONAL TAX-FREE MONEY MARKET FUND

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
MARKET FUND
   Class A                                  Wells Fargo Investments, LLC                             811,715,964.6300     46.84%
                                            C/O Chris Robinson
                                            625 Marquette Ave Fl 12
                                            Minneapolis MN 55402-2308

                                            Wells Fargo Service Company                              828,257,008.6500     47.79%
                                            FBO Sweep Funds NTF
                                            Retail Sweep Operations
                                            3401 N 4th Ave # N9777-131
                                            Sioux Falls SD 57104-0783

   Administrator Class                      Wells Fargo Brokerage Services LLC                        68,943,049.6900     12.02%
                                            c/o Sean O'Farrell
                                            608 2nd Ave S#N9303-054
                                            Minneapolis MN 55402-1916

                                            Prudential Investment Mgmnt Service                       43,456,647.0600      7.57%
                                            FBO Mutual Fund Clients
                                            Attn: Pruchoice Unit
                                            Mail Stop NJ-05-11-20
                                            100 Mulberry Street 10th Fl
                                            Newark NJ 07102-4056

                                            Edwin J Clark                                             39,577,340.6900      6.90%
                                            22 Harbor View Dr
                                            Sugar Land TX 77479-5851

   Institutional Class                      Wells Fargo Bank NA                                    1,098,461,406.5700     46.74%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Mellon Bank                                              184,088,342.4600      7.83%
                                            500 Grant St Rm 400
                                            Pittsburgh PA 15258-0001

                                            Wells Fargo Brokerage Services LLC                       766,679,063.0800     32.62%
                                            C/O Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55402-1916

   Service Class                            Wells Fargo Bank NA                                    1,228,809,257.0000     66.73%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Bank NA                                      336,746,000.9200     18.29%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Investments, LLC                             146,734,653.8700      7.97%
                                            C/O Chris Robinson
                                            625 Marquette Ave Fl 12
                                            Minneapolis MN 55402-2308

NATIONAL TAX-FREE MONEY MARKET TRUST        Wells Fargo Bank NA                                      318,605,632.5200     99.99%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55479-0001

OPPORTUNITY FUND

   Class A                                  American Enterprise Investment Services                       62,097.6300      7.16%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Charles Schwab & Co Inc                                      394,622.6430     45.48%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            MCB Trust Services Ttee                                      131,012.4350     15.10%
                                            FBO Western States Envelope Co 401k
                                            700 17TH ST STE 300
                                            Denver CO 80202-3531

   Class C                                  Wells Fargo Funds Seeding Account                                297.9740    100.00%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

   Administrator Class                      Wells Fargo Bank NA FBO                                      816,484.6730     19.76%
                                            Edvest Aggressive Portfolio (Wisc)
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      221,156.1310      5.35%
                                            Edvest Aggressive Portfolio (Wisc)
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      381,406.7010      9.23%
                                            Edvest Aggressive Portfolio (Wisc)
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      250,651.0410      6.07%
                                            Tomorrow's Scholar 50% Equity Portf
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      236,795.1110      5.73%
                                            Tomorrow's Scholar 60% Equity Portf
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      406,138.3850      9.83%
                                            Tomorrow's Scholar 75% Equity Portf
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      493,759.0460     11.95%
                                            Tomorrow's Scholar 90% Equity Portf
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            NFS LLC FEBO                                                 333,710.3900      8.08%
                                            FIIOC as agent for Qualified Employee Benefit
                                            Plans (401K) FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY 41015-1987

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Wells Fargo Bank NA FBO                                      535,333.2800     12.95%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Charles Schwab & Co Inc                                    4,424,117.8210     11.86%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

OVERLAND EXPRESS SWEEP FUND                 Wells Fargo Bank                                       1,041,842,736.0500     60.86%
                                            Sweep Dept Operations
                                            Mac # A 249-026
                                            3440 Walnut Ave Bldg B
                                            Fremont CA 94538-2210

                                            Wells Fargo Bank                                         657,499,625.7800     38.41%
                                            Sweep Dept Operations
                                            Mac # A 249-026
                                            3440 Walnut Ave Bldg B
                                            Fremont CA 94538-2210

PRIME INVESTMENT MONEY MARKET FUND

   Institutional Class                      Wells Fargo Bank NA                                    5,475,668,795.5900     65.46%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                     1,668,975,966.3600     19.95%
                                            Attn: Sean O'Farrell
                                            608 2nd Ave S # N9303-054
                                            Minneapolis MN 55402-1916

   Service Class                            Wells Fargo Bank NA                                    1,024,343,600.7200     86.88%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Bank NA                                       70,881,477.6400      6.01%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                        68,531,283.4100      5.81%
                                            Attn: Sean O'Farrell
                                            608 2nd Ave S # N9303-054
                                            Minneapolis MN 55479-0001

SHORT DURATION GOVERNMENT BOND FUND

   Class A                                  Charles Schwab & Co Inc                                    1,035,526.7580     14.59%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            MLPF&S For the Sole Benefit                                  810,120.9490     11.41%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville Fl 32246-6484

                                            Wells Fargo Bank NA, FBO                                     427,960.4390      6.03%
                                            AFCTS-California Preneed Funeral
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Class B                                  American Enterprise Investment Services                      106,462.3920     17.86%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       78,550.6280      8.98%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Administrator Class                      Charles Schwab & Co Inc                                    5,232,615.5000     16.30%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA, FBO                                   3,144,715.2240      9.80%
                                            FBO Omnibus Account (Cash/Cash)
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Prudential Investment Mgmt Serv                           13,089,812.7780     40.77%
                                            FBO Mutual Fund Clients
                                            100 Mulberry St
                                            3 Gateway Center Fl 11
                                            Mail Stop NJ 05-11-20
                                            Newark NJ 07102-4000

   Institutional Class                      Wells Fargo Bank NA FBO                                    3,575,290.6480     39.80%
                                            WealthBuilder Moderate Balanced
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    4,160,493.6460     46.32%
                                            WealthBuilder Conservative Allocation
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

SHORT-TERM BOND FUND

   Class A                                  Charles Schwab & Co Inc                                      969,987.6760     71.48%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class C                                  American Enterprise Investment Services                        1,722.4760     19.30%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Funds Seeding Account                              1,208.7590     13.55%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            UBS Financial Services Inc. FBO                                1,117.5450     12.52%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Flora E Graham
                                            16325 17th Ave SE
                                            Mill Creek WA 98012-8064

                                            UBS Financial Services Inc. FBO                                1,190.6860     13.34%
                                            UBS-FINSVC CDN FBO
                                            Flora E Graham
                                            P.O. Box 3321
                                            Weehawken NJ 07086-8154

                                            UBS Financial Services Inc. FBO                                  837.1090      9.38%
                                            UBS-FINSVC CDN FBO
                                            Sharon L Holtz - IRA 72 (T)
                                            P.O. Box 3321
                                            Weehawken NJ 07086-8154

                                            UBS Financial Services Inc. FBO                                1,684.0720     18.87%
                                            UBS-FINSVC CDN FBO
                                            Mr George M Cunningham
                                            P.O. Box 3321
                                            Weehawken NJ 07086-8154

   Institutional Class                      State Street Bank & Trust Co                                 735,751.7280      8.07%
                                            Cust for the Rollover IRA OF
                                            Craig W Byers
                                            608 W Russet Ln # 96n
                                            Mequon WI 53092-6028

                                            Wells Fargo Bank NA FBO                                    2,294,611.2110     25.16%
                                            Wisconsin College Savings Program
                                            EdVest Balanced
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      533,526.4630      5.85%
                                            Wisconsin College Savings Program
                                            EdVest Bond
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    2,196,326.3790     24.08%
                                            EdVest Moderate Portfolio (Wisc)
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Muhlenberg College                                           561,235.5720      6.15%
                                            2400 W Chew St
                                            Allentown PA 18104-5586

                                            Wells Fargo Bank NA FBO                                    1,201,648.1780     13.17%
                                            EdVest Conservative Portfolio
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Charles Schwab & Co Inc                                    3,692,247.8680     12.15%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

SHORT-TERM HIGH YIELD BOND FUND

   Class A                                  Charles Schwab & Co Inc                                    1,781,373.8840     30.75%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Funds Management LLC                           3,030,734.2160     52.32%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Fls WI 53051-4400

   Class C                                  American Enterprise Investment Services                       12,135.8320     16.59%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Citigroup Global Markets Inc                                   6,738.5440      9.21%
                                            333 West 34th Street - 3rd Floor
                                            New York NY 10001-2402

   Investor Class                           Charles Schwab & Co Inc                                    1,234,816.7230     18.34%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Ameritrade Inc For The                                       501,165.5800      7.44%
                                            Exclusive Benefit of our Customers
                                            PO Box 2226
                                            Omaha NE 68103-2226

SHORT-TERM MUNICIPAL BOND FUND

   Class A                                  Charles Schwab & Co Inc                                    1,213,383.7990     11.71%
                                            Special Custody Account
                                            Exclusively FBO The Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA, FBO                                     641,177.0640      6.19%
                                            Limited Term Tax-Free Fund I
                                            Attn: Mutual Fund OPS
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                     541,216.8240      5.23%
                                            Limited Term Tax-Free Fund I
                                            Attn: Mutual Fund OPS
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                   6,224,270.5660     60.09%
                                            Limited Term Tax-Free Fund I
                                            Attn: Mutual Fund OPS
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Funds Management LLC                             979,907.2700      9.46%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Fls WI 53051-4400

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Class C                                  American Enterprise Investment Services                      168,472.8860     16.92%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc                      262,333.0350     26.35%
                                            Merrill Lynch Fin Data Services
                                            Attention Service Team
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Institutional Class                      Wells Fargo Funds Seeding Account                              1,060.2790    100.00%
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

   Investor Class                           Charles Schwab & Co Inc                                   24,479,335.9150     27.00%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

SMALL CAP DISCIPLINED FUND

   Class A                                  American Enterprise Investment Services                          460.8290     17.75%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Funds Seeding Account                                728.8630     28.07%
                                            MAC #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            Kenneth P Kennedy                                                338.2950     13.03%
                                            696 Silver Ave
                                            Half Moon Bay CA 94019-1565

                                            Wells Fargo Investments LLC                                      708.3770     27.28%
                                            420 Montgomery St
                                            San Francisco CA 94104-1207

                                            State Street Bank & Trust CO                                     233.5490      8.99%
                                            Cust for the Rollover IRA of Jeffrey Bastin
                                            190 Sasse Road
                                            Cabot PA 16023-3002

   Class C                                  American Enterprise Investment Services                        1,465.9100     60.62%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Funds Seeding Account                                734.7540     30.38%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

                                            Wells Fargo Investments LLC                                      217.6120      9.00%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

   Administrator Class                      Taynik & Co                                                  204,126.8320     35.92%
                                            c/o Investors Bank and Trust Co
                                            Attn: Mutual Fund Processing
                                            200 Clarendon St FPG 90
                                            Boston MA 02116-5021

                                            Wells Fargo Bank NA FBO                                       62,747.8480     11.04%
                                            Omnibus Reinvest/Reinvest

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Mitra & Co                                                    37,976.6660      6.68%
                                            c/o Marshall & Ilsley Trust Co NA
                                            11270 West Park Place Suite 400
                                            PPW-08-WM
                                            Milwaukee WI 53224-3638

                                            Wells Fargo Bank NA                                           36,873.0720      6.49%
                                            Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Massachusetts Mutual Insurance Co                            133,816.5490     23.55%
                                            1295 State St # C255
                                            Springfield MA 01111-0001

   Institutional Class                      Minnesota Life                                             3,456,171.8680     59.77%
                                            400 Robert St N A6 4105
                                            Saint Paul MN 55101

                                            NFS LLC FEBO                                               1,758,322.7370     30.41%
                                            Marshall & Ilsley Trust Co NA
                                            FBO Bank 98 Dly Rcrdkpg
                                            Attn:Mut Funds 11270 W Park Pl Ste 400
                                            Milwaukee WI 53224-3638

   Investor Class                           Charles Schwab & Co Inc                                    3,229,389.3510     16.98%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

SMALL CAP GROWTH FUND

   Class A                                  Charles Schwab & Co Inc                                    1,795,268.8150     11.74%
                                            Special Custody Account
                                            Exclusively FBO The Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Merrill Lynch Pierce Fenner & Smith                        3,454,491.2830     22.60%
                                            Merrill Lynch Financial Data Svcs
                                            Attn: Service Team 97LJ4
                                            4800 Deer Lake Dr East Fl 2
                                            Jacksonville FL 32246-6484

   Class B                                  American Enterprise Investment Services                      205,381.8510     32.57%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  MLPF&S For the Sole Benefit                                  133,158.4930     21.46%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Drive East 3rd Floor
                                            Jacksonville FL 32246-6484

   Administrator Class                      Charles Schwab & Co Inc                                    2,708,120.8560     14.16%
                                            Special Custody Account
                                            Exclusively FBO The Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA, FBO                                   1,058,495.6350      5.53%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Montgomery Small Cap I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    3,419,715.7770     17.88%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Prudential Investment Mgmt Serv                            8,026,937.8840     41.96%
                                            FBO Mutual Fund Clients
                                            100 Mulberry St
                                            3 Gateway Center Fl 11
                                            Mail Stop NJ 05-11-20
                                            Newark NJ 07102-4000

                                            Wells Fargo Bank West TTEE FBO                             1,365,549.6430      7.14%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg CO 80111-5002

   Institutional Class                      Charles Schwab & Co Inc                                    1,951,709.3950      7.66%
                                            Special Custody Account
                                            Exclusive FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA FBO                                    6,310,433.2000     24.76%
                                            WealthBuilder Tactical Equity
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    2,407,919.2140      9.45%
                                            WealthBuilder Growth Balanced
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            DWS Trust Co Ttee                                          6,795,582.0290     26.66%
                                            Deutshe Bank Matched Savings Plan
                                            PO Box 1757
                                            Salem NH 03079-1143

                                            State Street Bank and Trust                                2,548,329.5040     10.00%
                                            Sun Microsystems Inc Tax Deferred
                                            Ret Sav Plan
                                            105 Rosemont Rd
                                            Westwood MA 02090-2318

   Investor Class                           None

SMALL CAP OPPORTUNITIES FUND

   Administrator Class                      Wells Fargo Bank NA, FBO                                   2,289,467.9950      9.95%
                                            Small Cap Opportunities Fund I
                                            C/O Mutual Fund
                                            Processing
                                            PO Box 1533
                                            Minneapolis MN 55485-0001

                                            NFS LLC FEBO                                               1,460,521.3100      6.35%
                                            FIIOC As Agent For
                                            Qualified Employee
                                            Benefit
                                            Plans (401k) FINOPS-IC Funds
                                            100 Magellan Way KW1C

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Covington KY 41015-1987
                                            Wells Fargo Bank NA FBO                                    9,920,943.6190     43.11%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            State Street Bank & Trust Co Ttee                          6,782,391.7260     29.47%
                                            For BAE Systems 401k Savings Plan
                                            105 Rosemont Rd
                                            Westwood MA 02090-2318

SMALL CAP VALUE FUND

   Class A                                  Charles Schwab & Co Inc                                    5,612,565.3610     26.60%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Nationwide Trust Company FSB                               2,833,305.0680     13.43%
                                            C/O IPO Portfolio Accounting
                                            PO Box 182029
                                            Columbus OH 43218-2029

                                            NFS LLC FEBO                                               2,772,308.9030     13.14%
                                            Transamerica Life Ins Company
                                            1150 S Olive St Ste 2700
                                            Los Angeles CA 90015-2211

   Class B                                  American Enterprise Investment Services                    1,879,194.7500     60.32%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                      539,188.1260     13.38%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc                      417,606.7170     10.36%
                                            Merrill Lynch Fin Data Services
                                            Attention Service Team
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Institutional Class                      NFS LLC FEBO                                              15,165,218.2340     82.23%
                                            FIIOC As Agent For
                                            Qualified Employee Benefit
                                            Plans 401K FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY 41015-1987

                                            Wells Fargo Bank NA FBO                                      956,683.1590      5.19%
                                            Retirement Plan Svcs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            PIMS/Prudential Retirement                                 1,014,691.7440      5.50%
                                            As Nominee For the TTEE/CUST PL 764
                                            Genzyme Corporation
                                            15 Pleasant Street Connector
                                            Framingham MA 01701-4707

   Investor Class                           Wells Fargo Bank NA FBO                                    7,388,937.1790      9.37%
                                            RPS Strong Small Cap Value #069

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            NFS LLC FEBO                                              16,062,619.2440     20.37%
                                            FIIOC As Agent For
                                            Qualified Employee Benefit
                                            Plans (401K) FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY 41015-1987

                                            PRIAC As TTEE/CUST                                         4,373,053.0170      5.55%
                                            For Various Retirement Plans
                                            801 Pennsylvania Ave
                                            Kansas City MO 64105-1307

                                            Charles Schwab & Co Inc                                    4,812,294.8440      6.10%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Bank of New York Trustee                                   6,575,951.3520      8.34%
                                            New York State Deferred Comp
                                            1 Wall St Fl 12
                                            New York NY 10286-0001

SMALL COMPANY GROWTH FUND

   Class A                                  Charles Schwab & Co Inc                                       49,472.1030     40.12%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            American Enterprise Investment Services                       11,869.9490      9.62%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                    6,730.3870      5.46%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

   Class B                                  American Enterprise Investment Services                        6,493.7600     33.81%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                      994.8100      5.18%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            First Clearing, LLC                                              973.4330      5.07%
                                            Stanley J. Pilinski
                                            4533 Pinewood Ave
                                            Jacksonville FL 32207-6437

                                            NFS LLC FEBO                                                   1,114.3060      5.80%
                                            Susan G Fenster
                                            Allan Fenster
                                            19 Crawford Rd
                                            Manalapan NJ 07726-8394

   Class C                                  American Enterprise Investment Services                        1,252.4120      6.79%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Pershing LLC                                                   1,461.1940      7.92%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            P O Box 2052
                                            Jersey City NJ 07303-2052

                                            Wells Fargo Investments LLC                                    1,810.4070      9.81%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            NFS LLC FEBO                                                   4,402.8320     23.86%
                                            FMTC Custodian - IRA BDA
                                            NSPS Ann Elizabeth Redpath
                                            52 Mount Ave
                                            Providence RI 02906-3428

                                            Wells Fargo Investments LLC                                    1,195.2470      6.48%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            NFS LLC FEBO                                                   2,392.3440     12.96%
                                            Daniel R Fruit
                                            8805 Shannon
                                            Sterling Heights MI 48314-2529

   Administrator Class                      NFS LLC FEBO                                               1,459,024.0480     11.83%
                                            FIIOC As Agent For
                                            Qualified Employee Benefit
                                            Plans (401k) FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY
                                            41015-1987

                                            Wells Fargo Bank NA, FBO                                   9,021,744.3840     73.13%
                                            Small Company Growth I
                                            Attn: Mutual Fund Ops
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Institutional Class                      Vanguard Fiduciary Trust Company                           2,922,688.9360     99.98%
                                            Attn: Outside Funds
                                            PO Box 2600
                                            Valley Forge PA 19482-2600

SMALL COMPANY VALUE FUND

   Class A                                  Charles Schwab & Co Inc                                      694,873.1900     21.98%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            NFSC FEBO                                                    408,245.8740     12.91%
                                            FIIOC As Agent For
                                            Qualified Employee Benefit
                                            Plans (401K) FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY 41015-1987

                                            Vanguard Fiduciary Trust Company                             162,399.0580      5.14%
                                            Attn: Outside Funds
                                            PO Box 2600
                                            Valley Forge PA 19482-2600

                                            Wells Fargo Bank West NA                                     565,194.4410     17.88%
                                            Various Fascorp Recordkept Plans
                                            8515 E Orchard Rd # 2T2
                                            Greenwood Vlg CO 80111-5002

                                            Nationwide Trust Company FSB                                 316,032.7570     10.00%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            c/o IPO Portfolio Accounting
                                            PO Box 182029
                                            Columbus OH 43218-2029

   Class B                                  American Enterprise Investment Services                       91,923.2090     19.59%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       14,280.0840      8.56%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For the Sole Benefit                                    8,849.0540      5.30%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Dr E Fl 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Wells Fargo Bank NA, FBO                                  10,495,346.3220     42.32%
                                            Omnibus Account R/R
                                            c/o Mutual Fund Processing
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            NFS LLC FEBO                                               1,811,761.3790      7.31%
                                            The Northern Trust Company
                                            PO Box 92956
                                            Chicago IL 60675-0001

                                            NFS LLC FEBO                                               9,377,427.7170     37.82%
                                            FIIOC As Agent For
                                            Qualified Employee Benefit
                                            Plans (401K) FINOPS-IC Funds
                                            100 Magellan Way KW1C
                                            Covington KY 41015-1987

SMALL/MID CAP VALUE FUND

   Class A                                  Charles Schwab & Co Inc                                    1,164,097.9110     72.94%
                                            Special Custody Acct FBO Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class C                                  American Enterprise Investment                                59,289.5660     10.48%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            MLPF&S For The Sole Benefit                                  148,752.0370     26.29%
                                            Of Its Customers
                                            Attn Mutual Fund Administration
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Wells Fargo Bank NA FBO                                    1,366,138.6010     30.47%
                                            Omnibus Reinvest/Reinvest
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Massachusetts Mutual Insurance Co                            251,695.6070      5.61%
                                            1295 State St # C255
                                            Springfield MA 01111-0001

   Institutional Class                      Wells Fargo Bank NA FBO                                      151,072.3110     20.23%
                                            Treadwell Nora Eccles Charitable T
                                            PO Box 1533

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55480-1533

                                            NFS LLC FEBO                                                  48,894.3460      6.55%
                                            Wesbanco
                                            1 Bank Plz
                                            Wheeling WV 26003-3543

                                            Wells Fargo Bank NA FBO                                       79,274.9180     10.62%
                                            Community First Foundation
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Mitra & Co FBO                                               156,441.5210     20.95%
                                            c/o M&I Trust Co
                                            11270 W Park Pl Ste 400
                                            PPW-04-WM
                                            Milwaukee WI 53224-3638

                                            Wells Fargo Bank NA FBO                                       62,929.0620      8.43%
                                            Benning Endowment Fund
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                       39,187.6430      5.25%
                                            Cooper-Hansen Foundation
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                       92,136.1500     12.34%
                                            Newspaper Agency - Mid Cap D
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Charles Schwab & Co Inc                                    3,662,969.4090     43.38%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

SOCIAL SUSTAINABILITY FUND

    Class A                                 Wells Fargo Seeding Account                                     1,000.000     38.77%
                                            MAC # A0103-091
                                            525 Market Street, 9th Floor
                                            San Francisco CA 94105-2779

                                            Jonathan L Manchester                                            561.7980     21.78%
                                            Colleen N F Manchester JTWROS
                                            5312 Humboldt Ave S
                                            Minneapolis MN 55419-1124

                                            Wells Fargo Investments LLC                                      909.0910     35.25%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

   Class C                                  Wells Fargo Funds Seeding Account                              1,000.0000    100.00%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

   Administrator Class                      Wells Fargo Funds Seeding Account                             98,000.0000    100.00%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

SPECIALIZED FINANCIAL SERVICES FUND

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
   Class A                                  None
   Class B                                  American Enterprise Investment Services                       45,532.5950      8.28%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       46,462.4160     12.96%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Calman B Brody & Leslie G Brody JTWROS                        28,378.5240      7.92%
                                            900 Palisade Ave Apt 20C
                                            Fort Lee NJ 07024-4140

                                            First Clearing LLC                                            20,856.1540      5.82%
                                            Silke Melvin Enz
                                            422 Mary St
                                            Downingtown PA 19335-2520

SPECIALIZED TECHNOLOGY FUND

   Class A                                  Charles Schwab & Co Inc                                    4,741,663.8700     22.56%
                                            Special Custody Account
                                            Exclusively FBO The Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA, FBO                                   1,697,081.6320      8.08%
                                            Retirement Plan Services
                                            Wells Fargo BIN
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Class B                                  American Enterprise Investment                                64,650.8220      9.11%
                                            Services FBO
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  MLPF&S For the Sole Benefit                                  132,118.5390     15.53%
                                            Of its Customers
                                            Attn: Mutual Fund Administration
                                            4800 Deer Lake Drive East 3rd Floor
                                            Jacksonville FL 32246-6484

   Investor Class                           None

STABLE INCOME FUND

   Class A                                  Charles Schwab & Co Inc                                      483,205.7880     13.33%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Investments LLC                                  323,359.0730      8.92%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            NFS LLC FEBO                                                 399,243.5940     11.02%
                                            The Walman Optical Company
                                            Intermediate Cash
                                            801 12th Ave N
                                            Minneapolis MN 55411-4230

   Class B                                  American Enterprise Investment Services                       26,280.5680     17.03%

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                    9,097.5790      5.89%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

   Class C                                  American Enterprise Investment Services                       27,868.8440      7.84%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Wells Fargo Investments LLC                                   29,349.1880      8.25%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            Wells Fargo Investments LLC                                   20,291.4170      5.71%
                                            608 Second Avenue South 8th Fl
                                            Minneapolis MN 55402-1927

                                            State Street Bank & Trust Co                                  21,925.6850      6.17%
                                            Cust for the Rollover IRA of
                                            Leonard L Poling
                                            211 Davis Ln
                                            New Market VA 22844-2224

   Administrator Class                      Wells Fargo Bank NA, FBO                                  10,320,322.4070     40.95%
                                            Stable Income Fund I
                                            C/O Mutual Fund Processing
                                            PO Box 1450
                                            Minneapolis MN 55485-1450

                                            Wells Fargo Bank NA, FBO                                   8,521,299.5100     33.81%
                                            Stable Income Fund I
                                            C/O Mutual Funds
                                            PO Box 1533
                                            Minneapolis MN 55485-0001

                                            Wells Fargo Bank NA FBO                                    3,917,325.0790     15.54%
                                            WF-RPS-OMN
                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

STRATEGIC INCOME FUND

   Class A                                  American Enterprise Investment Services                      243,527.7530     12.77%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Charles Schwab & Co Inc                                    1,145,360.9770     60.06%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class B                                  American Enterprise Investment Services                      438,676.3240     71.55%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                      117,148.7080     35.56%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            First Clearing LLC                                            16,885.1630      5.13%
                                            Gale C Kuffel Trust
                                            Gale C Kuffel TTEE UA DTD 10/30/00

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            2251 University St

                                            Mesirow Financial Inc                                         18,930.9440      5.75%
                                            Kuncher Family Limited Partnership
                                            350 North Clark Street
                                            Chicago, IL 60654-4712

STRATEGIC SMALL CAP VALUE FUND

   Class A                                  American Enterprise Investment Services                        2,914.6740      8.15%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Charles Schwab & Co Inc                                        9,363.1860     26.17%
                                            Special Custody Account FBO Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Investments LLC                                    3,110.2290      8.69%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

                                            Wells Fargo Investments LLC                                    7,639.4990     21.35%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-2323

   Class C                                  Patricia Montefusco TTEE                                       3,558.8570      9.22%
                                            James B Collins Trust
                                            U/W Dtd 08/22/1991
                                            63 Johnson Dr
                                            Chatham NJ 07928-1125

                                            State Street Bank and Trust Co                                 2,762.9330      7.15%
                                            Cust for the IRA of Pamela R Thompson
                                            6 Water Street
                                            Lebanon NJ 08833-4530

                                            State Street Bank and Trust Co                                 2,166.1750      5.61%
                                            Cust for the IRA of Jeanette C Arnone
                                            2 Birch Ct
                                            E Stroudsburg PA 18301-1337

                                            Joseph Dipippo                                                 2,833.2530      7.34%
                                            Josephine Dipippo JTWROS
                                            0-1 Memorial Pl
                                            Elmwood Park NJ 07407-1364

                                            State Street Bank and Trust Co                                 2,466.0910      6.39%
                                            Cust for the IRA of John Hunt Herrigel Jr
                                            1 Vincent Ter
                                            Long Valley NJ 07853-3035

   Administrator Class                      Wells Fargo Funds Seeding Account                              1,042.9500    100.00%
                                            Mac #A0103-091
                                            525 Market St 9th Floor
                                            San Francisco CA 94105-2779

TOTAL RETURN BOND FUND

   Class A                                  Charles Schwab & Co Inc                                    1,614,334.4040     34.08%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            American Enterprise Investment Services                    1,218,870.9820     25.73%
                                            PO Box 9446

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55440-9446

   Class B                                  American Enterprise Investment Services                      394,180.1070     42.82%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       77,740.4250     16.91%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith                           28,795.3720      6.27%
                                            For the Sole Benefit Of its Customers
                                            4800 Deer Lake Dr East Fl 2
                                            Jacksonville FL 32246-6484

   Administrator Class                      Wells Fargo Bank NA, FBO                                   6,002,085.8400      9.00%
                                            FBO Omnibus Account (Cash/Cash)
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                  31,315,727.1620     46.95%
                                            Omnibus Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                  16,801,252.0270     25.19%
                                            WF-RPS-OMN

                                            Reinvest/Reinvest
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank West TTEE FBO                             4,021,636.4480      6.03%
                                            Various Fascore LLC Record Kept Pla
                                            8515 E Orchard Rd 2T2
                                            Greenwood Vlg Co 80111-5002

   Institutional Class                      Charles Schwab & Co Inc                                    6,887,211.5670     19.55%
                                            Special Custody Account
                                            Exclusively FBO the Customers
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Wells Fargo Bank NA, FBO                                   3,042,489.3460      8.63%
                                            Wisconsin College Savings Program
                                            EdVest Moderate
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                   3,702,739.5680     10.51%
                                            Wisconsin College Savings Program
                                            EdVest Balanced
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA, FBO                                   1,785,086.2760      5.07%
                                            Tomorrow's Scholar 50% Equity Portf
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           R James Dilley                                                34,781.4590      7.69%
                                            5641 Brookhurst Ct
                                            San Jose CA 95129-4161

                                            Charles Schwab & Co Inc                                       44,922.1540      9.93%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

TREASURY PLUS MONEY MARKET FUND

   Class A                                  Hare & Co.                                               536,727,575.1500     18.84%
                                            Bank of New York
                                            One Wall Street 2nd Floor
                                            Attn: STIF/Master Note
                                            New York NY 10005-2501

                                            Wells Fargo Investments, LLC                             170,119,742.1900      5.97%
                                            C/O Chris Robinson
                                            625 Marquette Ave Fl 12

                                            Minneapolis MN 55402-2308

                                            Wells Fargo Bank                                       1,472,354,050.5900     51.69%
                                            Sweep Dept Operations
                                            Mac # A 249-026
                                            3440 Walnut Ave Bldg B
                                            Fremont CA 94538-2210

                                            Wells Fargo Bank                                         584,339,904.4500     20.51%
                                            Sweep Dept Operations
                                            Mac # A 249-026
                                            3440 Walnut Ave Bldg B
                                            Fremont CA 94538-2210

   Administrator Class                      Wells Fargo Brokerage Services LLC                        92,461,571.4800     76.07%
                                            c/o Sean O'Farrell
                                            608 2nd Ave S#N9303-054
                                            Minneapolis MN 55402-1916

                                            Metallurg Inc                                             11,703,991.1700      9.63%
                                            Attn: Michael O'Donnell
                                            435 Devon Park Drive
                                            Wayne PA 19087-1935

   Institutional Class                      Hare & Co                                                410,293,299.0100      7.07%
                                            Bank of New York
                                            One Wall Street 2nd Floor
                                            Attn: STIF/Master Note
                                            New York NY 10005-2501

                                            Wells Fargo Bank NA                                    2,077,019,531.2700     35.79%
                                            Attn: Cash Sweep Dept
                                            MAC N9306-04C
                                            733 Marquette Ave
                                            Minneapolis MN 55479-0001

                                            Wells Fargo Brokerage Services LLC                     1,311,336,822.9300     22.59%
                                            C/O Sean O'Farrell
                                            608 2nd Ave S #N9303-054
                                            Minneapolis MN 55402-1916

                                            LaSalle Bank National Association                        323,800,000.0000      5.58%
                                            As Custodian For Cash Omnibus
                                            Attn: Antoinette Neal
                                            540 W Madison St Ste 1922
                                            Chicago IL 60661-2591

   Service Class                            Wells Fargo Bank NA                                    1,163,932,335.8000     90.92%
                                            Attn Cash Sweep

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            MAC-N9306-04C
                                            733 Marquette Ave Minneapolis MN
                                            55479-0001

U.S. VALUE FUND

   Class A                                  American Enterprise Investment Services                       20,678.5760     18.81%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Charles Schwab & Co Inc                                       22,720.1920     20.67%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Pershing LLC                                                  35,696.9230     32.47%
                                            PO Box 2052
                                            Jersey City NJ 07303-2052

   Class B                                  American Enterprise Investment Services                      118,346.3010     72.97%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

   Class C                                  American Enterprise Investment Services                       13,699.1200     15.72%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc                       12,689.7240     14.57%
                                            Merrill Lynch Fin Data Services
                                            Attention Service Team
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Wells Fargo Bank NA FBO                                    2,566,880.6320     25.85%
                                            Wisconsin College Savings Program
                                            Edvest Aggressive
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,262,598.3680     12.72%
                                            Wisconsin College Savings Program
                                            Edvest Aggressive
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      768,923.7280      7.74%
                                            Wisconsin College Savings Program
                                            Edvest Aggressive
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      883,532.8140      8.90%
                                            Tomorrow's Scholar 50% Equity Portf
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                      805,371.9250      8.11%
                                            Tomorrow's Scholar 60% Equity Portf
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,511,956.5620     15.23%
                                            Tomorrow's Scholar 75% Equity Portf
                                            P.O. Box 1533

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            Minneapolis MN 55480-1533

                                            Wells Fargo Bank NA FBO                                    1,560,636.7160     15.72%
                                            Tomorrow's Scholar 90% Equity Portf
                                            P.O. Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Charles Schwab & Co Inc                                      122,270.3990      5.55%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Suntrust Bank Tr                                             133,934.6390      6.08%
                                            Navy-Marine Corp Relief Society
                                            Employees Pension Plan
                                            1445 New York Ave NW
                                            Washington DC 20005-2134

ULTRA SHORT-TERM INCOME FUND

   Class A                                  American Enterprise Investment Services                    1,023,380.4840     18.50%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Charles Schwab & Co Inc                                    3,576,202.1850     64.66%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class C                                  American Enterprise Investment Services                      100,089.3700     39.83%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc                       20,228.6500      8.05%
                                            Merrill Lynch Fin Data Services
                                            Attention Service Team
                                            4800 Deer Lake Dr E FL 3
                                            Jacksonville FL 32246-6484

   Administrator Class                      Prudential Investment Mgmnt Service                        3,691,437.0000     68.35%
                                            FBO Mutual Fund Clients
                                            Attn: Pruchoice Unit
                                            Mail Stop NJ-05-11-20
                                            100 Mulberry Street 10th Fl
                                            Newark NJ 07102-4056

                                            Wells Fargo Funds Management LLC                           1,314,814.6590     24.35%
                                            Exclusive Benefit of its Customers
                                            Wells Fargo Advisor Program
                                            100 Heritage Reserve
                                            Menomonee Falls WI 53051-4400

   Institutional Class                      Wells Fargo Bank NA FBO                                    1,037,259.3570     28.28%
                                            Willis Def Comp-WF Adv Ultra
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

                                            Charles Schwab & Co Inc                                      346,200.0040      9.44%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            National Financial Services Corp                             402,434.0250     10.97%
                                            For Exclusive Benefit of Our Custom
                                            Attn Mutual Funds Dept 5th Fl
                                            One World Financial Center
                                            200 Liberty St
                                            New York NY 10281-1003

                                            Prudential Investment Mgmnt Service                          704,893.5470     19.22%
                                            FBO Mutual Fund Clients
                                            100 Mulberry St
                                            3 Gateway Center Fl 11
                                            Mail Stop NJ 05-11-20
                                            Newark NJ 07102-4000

                                            Ameritrade Inc for the                                       444,234.5080     12.11%
                                            Exclusive Benefit of Our Customers
                                            PO Box 2226
                                            Omaha NE 68103-2226

                                            Wells Fargo Bank NA FBO                                      530,084.7340     14.45%
                                            Shoshone Bannock Tribes-Ecs
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           Charles Schwab & Co Inc                                    7,342,194.1520     12.32%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

   Class A                                  American Enterprise Investment Services                    7,658,471.6380     10.95%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            Charles Schwab & Co Inc                                   17,352,351.4660     24.81%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

   Class C                                  First Clearing LLC                                           212,765.9550      6.13%
                                            John Day & Georgiana B Day JT TIC
                                            5 Dawn Hill Dr
                                            Sandy UT 84092-4901

   Institutional Class                      National Financial Services Corp                           8,625,827.9190     31.08%
                                            For Exclusive Benefit of Our Custom
                                            Attn Mutual Funds Dept 5th Fl
                                            One World Financial Center
                                            200 Liberty St
                                            New York NY 10281-1003

                                            Charles Schwab & Co Inc                                    2,709,522.3480      9.76%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds

                                                                                                    TOTAL NUMBER OF
NAME OF FUND/CLASS                          NAME AND ADDRESS                                          SHARES HELD       PERCENTAGE
------------------                          ----------------                                      -------------------   ----------
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

                                            Pershing LLC                                               2,126,818.6890      7.66%
                                            P O Box 2052
                                            Jersey City NJ 07303-2052

                                            Wells Fargo Bank NA FBO                                    6,302,521.0080     22.71%
                                            Rentrak Corporation
                                            PO Box 1533
                                            Minneapolis MN 55480-1533

   Investor Class                           None

WEALTHBUILDER CONSERVATIVE
ALLOCATION PORTFOLIO                        American Enterprise Investment                             4,625,363.6560     27.52%
                                            Services FBO
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

WEALTHBUILDER EQUITY PORTFOLIO              American Enterprise Investment Services                    2,338,707.0360     17.52%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO   American Enterprise Investment Services                    4,632,700.2910     26.86%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

WEALTHBUILDER GROWTH BALANCED PORTFOLIO     American Enterprise Investment Services                   11,569,642.2580     21.56%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

WEALTHBUILDER MODERATE BALANCED PORTFOLIO   American Enterprise Investment Services                    9,060,854.4770     38.68%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO     American Enterprise Investment Services                    6,691,868.9340     19.65%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

WISCONSIN TAX-FREE FUND

   Class A                                  Wells Fargo Investments LLC                                  259,897.8660     81.03%
                                            625 Marquette Ave S 13th Floor
                                            Minneapolis MN 55402-232

   Class C                                  American Enterprise Investment Services                      215,075.1400     36.42%
                                            PO Box 9446
                                            Minneapolis MN 55440-9446

                                            NFS LLC FEBO                                                  30,868.3070      5.23%
                                            Daniel R Janssen
                                            Charles M Janssen
                                            610 Windmill Dr
                                            Kimberly WI 54136-2136

   Investor Class                           Charles Schwab & Co Inc                                    1,743,808.2950     20.74%
                                            Special Custody Account
                                            For Exclusive Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St
                                            San Francisco CA 94104-4151

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class or a Fund, or is identified as the holder of record of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.